                                                       Registration No. 811-0487
                                                       Registration No. 2-12187
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [_]
           Post-Effective Amendment No.  90                                  [X]
                                       ------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [_]
           Post-Effective Amendment No.  90                                  [X]
                                       ------

                        (Check appropriate box or boxes)

                         SECURITY GROWTH AND INCOME FUND
               (Exact Name of Registrant as Specified in Charter)

                 700 HARRISON STREET, TOPEKA, KANSAS 66636-0001
                (Address of Principal Executive Offices/Zip Code)

               Registrant's Telephone Number, including area code:

                                 (785) 431-3127

                                                 Copies To:
James R. Schmank, President                      Amy J. Lee, Secretary
Security Growth and Income Fund                  Security Growth and Income Fund
700 Harrison Street                              700 Harrison Street
Topeka, KS 66636-0001                            Topeka, KS 66636-0001
(Name and address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[_]  immediately upon filing pursuant to paragraph (b)
[_]  on January 31, 2001, pursuant to paragraph (b)
[_]  60 days after filing pursuant to paragraph (a)(1)
[X]  on January 31, 2001, pursuant to paragraph (a)(1)
[_]  75 days after filing pursuant to paragraph (a)(2)
[_]  on January 31, 2001, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                         SECURITY GROWTH AND INCOME FUND
                                    FORM N-1A

                  PART B.  STATEMENT OF ADDITIONAL INFORMATION


ITEM 22.  FINANCIAL STATEMENTS

To be filed by amendment.

                                          SECURITY FUNDS
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                                            PROSPECTUS


                                         FEBRUARY 1, 2001


                                *  Security Growth and Income Fund
                                *  Security Equity Fund
                                *  Security Global Fund
                                *  Security Total Return Fund
                                *  Security Mid Cap Value Fund
                                   (formerly Security Value Fund)
                                *  Security Small Cap Growth Fund
                                   (formerly Security Small Company Fund)
                                *  Security Enhanced Index Fund
                                *  Security International Fund
                                *  Security Select 25 Fund
                                *  Security Large Cap Growth Fund
                                *  Security Technology Fund
                                *  Security Ultra Fund

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                                The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
                                ------------------------------------------------

                                TABLE OF CONTENTS
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FUNDS' OBJECTIVES...........................................................   2
  Security Growth and Income Fund...........................................   2
  Security Equity Fund......................................................   2
  Security Global Fund......................................................   2
  Security Total Return Fund................................................   2
  Security Mid Cap Value Fund...............................................   2
  Security Small Cap Growth Fund............................................   2
  Security Enhanced Index Fund..............................................   2
  Security International Fund...............................................   2
  Security Select 25 Fund...................................................   2
  Security Large Cap Growth Fund............................................   2
  Security Technology Fund..................................................   2
  Security Ultra Fund.......................................................   2

FUNDS' PRINCIPAL INVESTMENT STRATEGIES......................................   2
  Security Growth and Income Fund...........................................   2
  Security Equity Fund......................................................   3
  Security Global Fund......................................................   3
  Security Total Return Fund................................................   4
  Security Mid Cap Value Fund...............................................   4
  Security Small Cap Growth Fund............................................   4
  Security Enhanced Index Fund..............................................   5
  Security International Fund...............................................   5
  Security Select 25 Fund...................................................   6
  Security Large Cap Growth Fund............................................   6
  Security Technology Fund..................................................   6
  Security Ultra Fund.......................................................   7

MAIN RISKS..................................................................   8
  Market Risk...............................................................   8
  Smaller Companies.........................................................   8
  Value Stocks..............................................................   8
  Growth Stocks.............................................................   8
  Foreign Securities........................................................   8
  Emerging Markets..........................................................   9
  Options and Futures.......................................................   9
  Fixed-Income Securities...................................................   9
  Focused Investment Strategy...............................................   9
  Non-Diversification.......................................................   9
  Investment in Investment Companies........................................   9
  Industry Concentration....................................................   9
  Restricted Securities.....................................................   9
  Active Trading............................................................  10
  Technology Stocks.........................................................  10
  Additional Information....................................................  10

PAST PERFORMANCE............................................................  10

FEES AND EXPENSES OF THE FUNDS..............................................  17

INVESTMENT MANAGER..........................................................  22
  Management Fees...........................................................  22
  Portfolio Managers........................................................  23

BUYING SHARES...............................................................  24
  Class A Shares............................................................  24
  Class A Distribution Plan.................................................  25
  Class B Shares............................................................  25
  Class B Distribution Plan.................................................  25
  Class C Shares............................................................  25
  Class C Distribution Plan.................................................  25

  Class S Shares............................................................  26
  Class S Distribution Plan.................................................  26

  Brokerage Enhancement Plan................................................  26
  Waiver of Deferred Sales Charge...........................................  26
  Confirmations and Statements..............................................  27

SELLING SHARES..............................................................  27
  By Mail...................................................................  27
  By Telephone..............................................................  27
  By Broker.................................................................  28
  Payment of Redemption Proceeds............................................  28

DIVIDENDS AND TAXES.........................................................  28
  Tax on Distributions......................................................  28
  Taxes on Sales or Exchanges...............................................  28
  Backup Withholding........................................................  28

DETERMINATION OF NET ASSET VALUE............................................  29

SHAREHOLDER SERVICES........................................................  29
  Accumulation Plan.........................................................  29
  Systematic Withdrawal Program.............................................  29
  Exchange Privilege........................................................  29
  Retirement Plans..........................................................  30

INVESTMENT POLICIES AND MANAGEMENT PRACTICES................................  30
  Foreign Securities........................................................  31
  Emerging Markets..........................................................  31
  Smaller Companies.........................................................  31
  Convertible Securities and Warrants.......................................  31
  Restricted Securities.....................................................  32
  High Yield Securities.....................................................  32
  Cash Reserves.............................................................  32
  Borrowing.................................................................  32
  Futures and Options.......................................................  33
  Swaps, Caps, Floors and Collars...........................................  33
  Shares of Other Investment Companies......................................  33
  When-Issued Securities and Forward Commitment Contracts...................  33
  Securities Lending........................................................  33

GENERAL INFORMATION.........................................................  33
  Shareholder Inquiries.....................................................  33

FINANCIAL HIGHLIGHTS........................................................  34

APPENDIX A - REDUCED SALES CHARGES..........................................  50
  Class A Shares............................................................  50
  Rights of Accumulation....................................................  50
  Statement of Intention....................................................  50
  Reinstatement Privilege...................................................  50
  Purchases at Net Asset Value..............................................  50

FUNDS' OBJECTIVES

Described below are the investment objectives for each of the Funds. Each Fund's Board of Directors may change their investment objectives without shareholder approval. As with any investment, there can be no guarantee the Funds will achieve their investment objectives.

SECURITY GROWTH AND INCOME FUND -- The Growth and Income Fund seeks long-term growth of capital with secondary emphasis on income.

SECURITY EQUITY FUND -- The Equity Fund seeks long-term capital growth.

SECURITY GLOBAL FUND -- The Global Fund seeks long-term growth of capital primarily through investment in securities of companies in foreign countries and the United States.

SECURITY TOTAL RETURN FUND -- The Total Return Fund seeks high total return, consisting of capital appreciation and current income.

SECURITY MID CAP VALUE FUND -- The Mid Cap Value Fund seeks long-term growth of capital.

SECURITY SMALL CAP GROWTH FUND -- The Small Cap Growth Fund seeks long-term growth of capital.

SECURITY ENHANCED INDEX FUND -- The Enhanced Index Fund seeks to outperform the S&P 500 Index through stock selection resulting in different weightings of common stocks relative to the index.

SECURITY INTERNATIONAL FUND -- The International Fund seeks long-term capital appreciation primarily by investing in non-U.S. equity securities and other securities with equity characteristics.

SECURITY SELECT 25 FUND -- The Select 25 Fund seeks long-term growth of capital.

SECURITY LARGE CAP GROWTH FUND -- The Large Cap Growth Fund seeks long-term capital growth.

SECURITY TECHNOLOGY FUND -- The Technology Fund seeks long-term capital appreciation by investing in the equity securities of technology companies.

SECURITY ULTRA FUND-- The Ultra Fund seeks capital appreciation.

FUNDS' PRINCIPAL INVESTMENT STRATEGIES


SECURITY GROWTH AND INCOME FUND -- The Fund pursues its objective by investing, under normal circumstances, in a well-diversified portfolio of equity securities, which may include ADRs. The Investment Manager, Security Management Company, LLC, typically chooses larger, value-oriented companies. The Fund may also invest in fixed-income securities, which are less volatile than stocks, to adjust the risk characteristics of the portfolio. Fixed-income securities and equity securities that provide income will make up at least 25% of the Fund's portfolio.

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EQUITY SECURITIES may include common stock, preferred stock, trust or limited partnership interests, rights and warrants and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock).
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The Investment Manager uses a value-oriented strategy to choose equity securities. The Investment Manager identifies equity securities that are undervalued in terms of price or other financial measurements with above average growth potential. The Fund typically invests in the common stock of companies whose total market value is $10 billion or greater at the time of purchase.


The Fund also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to increase returns, or to maintain exposure to the equity markets.

The Fund may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

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INDEX-BASED   INVESTMENTS,   such  as  S&P  Depositary  Receipts  (SPDRs),  hold
substantially all of their assets in securities representing a specific index. In the case of SPDRs the index represented is the S&P 500.


VALUE-ORIENTED STOCKS are stocks of companies that are believed to be undervalued in terms of price or other financial measurements and that are believed to have above average growth potential.
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To manage risk in declining or volatile markets, the Investment Manager may invest more in cash, fixed-income securities and equity securities that provide income. Fixed-income securities may include U.S. government securities, foreign debt securities that are denominated in U.S. dollars, high yield securities (also referred to as "junk bonds"), restricted securities eligible for resale under Rule 144A and other corporate debt securities.


The Fund typically sells an investment when the reasons for buying no longer apply, or when the company or issuer begins to show deteriorating fundamentals or, when a stock has met the price objective set by the Investment Manager.

Under adverse market conditions, the Fund could invest some or all of its assets in government bonds or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


SECURITY EQUITY FUND -- The Fund pursues its objective by investing, under normal circumstances, at least 65% of its total assets in a widely-diversified portfolio of equity securities, which may include ADRs and convertible securities.

To choose equity securities, the Investment Manager uses a blended approach, investing in growth stocks and value stocks. The Investment Manager typically chooses larger, growth-oriented companies. The Investment Manager will also invest in value-oriented stocks to attempt to reduce the Fund's potential volatility. In choosing the balance of growth stocks and value stocks, the Investment Manager compares the potential risks and rewards of each category.

The Fund typically invests in the equity securities of companies whose total market value is $10 billion or greater at the time of purchase.


The Fund also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to maintain exposure to the equity markets or to increase returns.

The Fund may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.


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GROWTH-ORIENTED STOCKS are stocks of established companies that typically have a record of consistent earnings growth.
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The Fund typically sells a security when the reasons for buying it no longer apply, or when the company begins to show deteriorating fundamentals or poor relative performance.


Under adverse market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SECURITY GLOBAL FUND -- The Fund pursues its objective by investing, under normal circumstances, in a diversified portfolio of securities with at least 65% of its total assets in at least three countries, one of which may be the United States. The Fund primarily invests in foreign and domestic common stocks or convertible stocks of growth-oriented companies considered to have appreciation possibilities. The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund. Investments in debt securities may be made when market conditions are uncertain. The Fund also may invest some assets in options, futures contracts and foreign currencies, which may be used to hedge the Fund's portfolio, to increase returns or to maintain exposure to the equity markets.

The Sub-Adviser, OppenheimerFunds, Inc., uses a disciplined theme approach to choose securities in foreign and U.S. markets. By considering the effect of key worldwide growth trends, OppenheimerFunds focuses on areas they believe offer some of the best opportunities for long-term growth. These trends include: (1)
the growth of mass affluence; (2) the development of new technologies; (3) corporate restructuring; and (4) demographics.

OppenheimerFunds currently looks for the following:

*  Stocks of small, medium and large growth-oriented companies worldwide
*  Companies that stand to benefit from one or more global growth trends
* Businesses with strong competitive positions and high demand for their products or services
* Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

To lower the risks of foreign investing, such as currency fluctuations, OppenheimerFunds generally diversifies broadly across countries and industries.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments of foreign or domestic issuers and the U.S. and foreign governments. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


SECURITY TOTAL RETURN FUND -- The Fund pursues its objective by investing, under normal circumstances, in a well-diversified portfolio of equity securities of U.S. companies in different capitalization ranges. The Fund may also invest in equity securities offering the potential for current income and in fixed income securities (including restricted securities eligible for resale to qualified institutional buyers under Rule 144A) in any rating category.

To choose equity securities, the Investment Manager uses a blended approach, investing in growth stocks and in value stocks. The Investment Manager typically chooses larger, growth-oriented companies. The Investment Manager will also invest in value-oriented securities to attempt to reduce the Fund's potential volatility and possibly add to current income. In choosing the balance of growth stocks and value stocks, the Investment Manager compares the potential risks and rewards of each category.

The Fund typically sells a security when the reasons for buying it no longer apply, or when the company begins to show deteriorating fundamentals or poor relative performance.


The Fund also may invest a portion of its assets in options and futures contracts. These instruments which may be used to hedge the Fund's portfolio, to increase returns or to maintain exposure to the equity markets.

The Fund may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

Under adverse market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SECURITY MID CAP VALUE FUND -- The Fund pursues its objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of equity securities with total market value of $10 billion or below at the time of purchase. The Fund may also invest in ADRs.


The Investment Manager typically chooses equity securities that appear undervalued relative to assets, earnings, growth potential or cash flows. Due to the nature of value companies, the securities included in the Fund's portfolio typically consist of small- to medium-sized companies.

The Fund may sell a security if it is no longer considered undervalued or when the company begins to show deteriorating fundamentals.


The Fund also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to maintain exposure to the equity markets or to increase returns.

Under adverse market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SECURITY SMALL CAP GROWTH FUND -- The Fund pursues its investment objective by investing under normal circumstances, at least 65% of its assets in equity securities of domestic and foreign companies with market capitalizations substantially similar to that of the companies in the Russell 2000(TM) Growth Index at the time of purchase. The Fund may also invest in securities of emerging growth companies. Emerging growth companies include companies that are past their start-up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time.

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THE RUSSELL 2000(TM) GROWTH INDEX is a market capitalization weighted U.S. equity index published by Frank Russell Company. This index measures the performance of the companies in the Russell 2000 Index that have higher price/book ratios and higher forecasted growth rates.
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The Sub-Adviser, Strong Capital Management, Inc., focuses on common stocks of companies that it believes are reasonably priced and have above-average growth potential. Strong may decide to sell a stock when the company's growth prospects become less attractive, but it is not required to do so.

Under adverse market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SECURITY ENHANCED INDEX FUND -- The Fund pursues its objective by investing, under normal circumstances in a portfolio of stocks representative of the holdings in the S&P 500 Index. The stocks are analyzed using a set of quantitative criteria that is designed to indicate whether a stock will predictably generate returns that will exceed or be less than the S&P 500 Index. Based on the quantitative criteria, the Sub-Adviser, Bankers Trust Company, determines whether the Fund should (1) overweight - invest more in a particular stock, (2) underweight - invest less in a particular stock or (3) hold a neutral position in the stock - invest a similar amount in a particular stock, relative to the proportion of the S&P 500 Index that the stock represents. While the majority of issues held by the Fund will be similar to those comprising the S&P 500, approximately 100 will be over- or underweighted relative to the index. In addition, Bankers Trust may determine that certain S&P 500 stocks should not be held by the Fund in any amount. Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of companies in the index and futures contracts representative of the stocks which make up the index. Bankers Trust believes that its quantitative criteria will result in a portfolio with an overall risk similar to that of the S&P 500.

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THE S&P 500 INDEX is a well-known stock market index that includes common stocks of 500 companies. These companies are from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the U.S., most of which are listed on the New York Stock Exchange.
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The Fund also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to increase returns or to maintain exposure to the equity markets.

Under adverse market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


SECURITY INTERNATIONAL FUND -- The Fund pursues its objective by investing, under normal circumstances, at least 65% of its assets in equity securities of foreign issuers. These issuers are primarily established companies based in developed countries outside of the United States. However, the Fund may also invest in securities of issuers based in underdeveloped countries. Investments in underdeveloped countries will be based on what the Sub-Adviser, Bankers Trust Company, believes to be an acceptable degree of risk in anticipation of superior returns. The Fund will, under normal circumstances, be invested in the securities of issuers based in at least three countries other than the United States.

The Fund's investments will generally be diversified among several geographic regions and countries. Bankers Trust uses the following criteria to determine the appropriate distribution of investments among various countries and regions:


*  The prospects for relative growth among foreign countries
*  Expected levels of inflation
*  Government policies influencing business conditions
*  The outlook for currency relationships
*  The range of alternative opportunities available to international investors

In countries and regions with well-developed capital markets where more information is available, Bankers Trust will identify individual investments for the Fund. Criteria for selection of individual securities include:

*  The issuer's competitive position
*  Prospects for growth
*  Management strength
*  Earnings quality
*  Underlying asset value
*  Relative market value
*  Overall marketability

In other countries and regions where capital markets are underdeveloped or not easily accessed and information is difficult to obtain, Bankers Trust may choose to invest only at the market level through use of options or futures based upon an established index of securities of locally based issuers. Similarly, country exposure may also be achieved through investments in other registered investment companies.

The Fund typically sells an investment when the reasons for buying it no longer apply, or when the issuer begins to show deteriorating fundamentals or poor relative performance.

Under adverse market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


SECURITY SELECT 25 FUND -- The Fund pursues its objective by focusing its investments in a core position of 20-30 common stocks of growth companies which have exhibited consistent above average earnings and/or revenue growth. The Investment Manager selects what it believes to be premier growth companies as the core position for the Fund. The Investment Manager uses a "bottom-up" approach in selecting growth stocks. Portfolio holdings will be replaced when one or more of a company's fundamentals have changed and, in the opinion of the Investment Manager, it is no longer a premier growth company.


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BOTTOM-UP APPROACH means that the Investment Manager primarily analyzes the fundamentals of individual companies rather than focusing on broader market or sector themes. Some of the factors which the Investment Manager looks at when analyzing individual companies include relative earnings growth, profitability trends, the company's financial strength, valuation analysis and strength of management.
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The Fund may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

Under adverse market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


SECURITY LARGE CAP GROWTH FUND -- The Fund pursues its objective by investing, under normal circumstances, at least 65% of its total assets in common stock and other equity securities of large capitalization companies that, in the opinion of the Investment Manager, have long-term capital growth potential. The Fund invests primarily in a portfolio of common stocks, which may include American Depositary Receipts ("ADRs") or securities with common stock characteristics, such as securities convertible into common stocks. The Fund defines large capitalization companies as those whose total market value is at least $10 billion at the time of purchase. The Fund is non-diversified as defined in the Investment Company Act of 1940, which means that it may hold a larger position in a smaller number of securities than a diversified fund. The Fund may also concentrate its investments in a particular industry or group of related industries, although it has no present intention of doing so.

The Investment Manager uses a growth-oriented strategy to choose equity securities, which means that it invests in companies whose earnings are believed to be in a relatively strong growth trend. In identifying companies with favorable growth prospects, the Investment Manager considers factors such as prospects for above-average sales and earnings growth; high return on invested capital; overall financial strength; competitive advantages, including innovative products and services; effective research, product development and marketing; and stable, effective management.


The Fund also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to increase returns or to maintain exposure to the equity markets.

The Fund typically sells a stock when the reasons for buying it no longer apply, or when the company begins to show deteriorating fundamentals or poor relative performance.

Under adverse market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SECURITY TECHNOLOGY FUND -- The Fund pursues its objective by investing, under normal circumstances, at least 80% of its total assets in the equity securities of technology companies. The Fund is non-diversified and expects to hold approximately 30 to 50 positions. The Fund may invest up to 40% of its total assets in foreign securities. The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund.

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THE TECHNOLOGY SECTOR consists of companies that are engaged in the development, production, or distribution of technology-related products or services. These include computer software, computer hardware, semiconductors and equipment, communication equipment, and Internet and new media companies.
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The Sub-Adviser, Wellington Management Company, LLP, uses fundamental analysis to choose technology securities in foreign and U.S. markets. The Fund's investment approach is based on analyzing the competitive outlook for the technology sector, identifying those industries likely to benefit from the current and expected future environment, and identifying individual opportunities. The Sub-Adviser's evaluation of technology companies rests on its solid knowledge of the overall competitive environment including supply and demand characteristics, trends, existing product evaluations, and new product developments within the technology sector. Fundamental research is focused on direct contact with company management, suppliers, and competitors.

Asset allocation within the Fund reflects the Sub-Adviser's opinion of the relative attractiveness of stocks within the industries of the technology sector, near term macroeconomic events that may detract or enhance the an industry's attractiveness, and the number of undervalued opportunities in each industry. Opportunities dictate the magnitude and frequency of changes in asset allocation among industries, but some representation typically is maintained in each major industry, including computer software, computer hardware, semiconductors and equipment, communications equipment, and internet and new media.

Stocks considered for purchase typically share the following attributes:

*  A positive change in operating results is anticipated
*  Unrecognized or undervalued capabilities are present
* The quality of management indicates that these factors will be converted to shareholder values.

Stocks will be considered for sale from the Fund when:

*  Target prices are achieved
* Earnings and/or return expectations are marked down due to fundamental changes in the company's operating outlook
*  More attractive value in a comparable company is available.

The Fund may invest in securities denominated in any currency. The Fund may invest a portion of its assets in options, futures and forward currency contracts. Generally, these derivative instruments involve the obligation, in the case of futures and forwards, or the right, in the case of options, to purchase or sell financial instruments in the present or at a future date. These derivative strategies will be used:

*  To adjust the portfolio's exposure to a particular currency
*  To manage risk
*  As a substitute for purchasing or selling securities

Under adverse market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, money market securities or repurchase agreements. Although the Fund would do this only in seeking to avoid losses, it could reduce the benefit from any upswing in the market.


SECURITY ULTRA FUND -- The Fund pursues its objective by investing, under normal circumstances, in a diversified portfolio of equity securities which may include ADRs. The Fund typically invests in equity securities of companies with total market value of $10 billion or below at the time of purchase. The Investment Manager selects securities that it believes are attractively valued with the greatest potential for appreciation.

The Investment Manager uses a "bottom-up" approach to choose portfolio securities. The Investment Manager identifies the securities of companies that are in the early to middle stages of growth and are valued at a reasonable price. Equity securities considered to have appreciation potential may include securities of smaller and less mature companies which have unique proprietary products or profitable market niches and the potential to grow very rapidly.


The Fund also may invest a portion of its assets in options and futures contracts. These instruments may be used to hedge the Fund's portfolio, to increase returns or to maintain exposure to the equity markets.

The Fund may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

The Fund typically sells a stock if its growth prospects diminish, or if better opportunities become available.

Under adverse market conditions, the Fund could invest some or all of its assets in cash or money market securities. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

MAIN RISKS

The following chart indicates which main risks apply to which Fund. However, the fact that a particular risk is not indicated as a main risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities which give rise to that risk. It simply means that the risk is not a main risk for that Fund. For example, the risk of investing in smaller companies is not listed as a main risk for Growth and Income Fund. This does not mean that Growth and Income Fund is prohibited from investing in smaller companies, only that the risk of smaller companies is not one of the main risks associated with Growth and Income Fund. The Portfolio Manager for a Fund has considerable leeway in choosing investment strategies and selecting securities that he or she believes will help the Fund achieve its investment objective. In seeking to meet its investment objective, a Fund's assets may be invested in any type of security or instrument whose investment characteristics are consistent with the Fund's investment program.


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                      Growth                                        Small
                       and                       Total    Mid Cap    Cap     Enhanced
                      Income   Equity   Global   Return    Value    Growth     Index
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Market Risk             X        X        X        X         X        X         X
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Smaller Companies                                            X        X
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Value Stocks            X        X                 X         X
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Growth Stocks           X        X        X        X                  X         X
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Foreign Securities      X        X        X        X         X        X         X
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Emerging Markets                          X
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Options and Futures     X        X        X        X         X        X         X
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Fixed-Income
Securities              X                          X
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Non-Diversification
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Investment in
Investment
Companies               X        X
-------------------------------------------------------------------------------------
Industry
Concentration
-------------------------------------------------------------------------------------
Restricted
Securities              X
-------------------------------------------------------------------------------------
Active Trading                            X                           X
-------------------------------------------------------------------------------------
Focused Investment
Strategy
-------------------------------------------------------------------------------------
Technology Stocks
-------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
                                      Select   Large Cap
                      International     25      Growth     Technology   Ultra
-----------------------------------------------------------------------------
Market Risk                 X           X          X           X          X
-----------------------------------------------------------------------------
Smaller Companies                                              X          X
-----------------------------------------------------------------------------
Value Stocks                                                   X
-----------------------------------------------------------------------------
Growth Stocks               X           X          X           X          X
-----------------------------------------------------------------------------
Foreign Securities          X           X          X           X          X
-----------------------------------------------------------------------------
Emerging Markets            X                                  X
-----------------------------------------------------------------------------
Options and Futures         X           X          X           X          X
-----------------------------------------------------------------------------
Fixed-Income
Securities
-----------------------------------------------------------------------------
Non-Diversification                                X           X
-----------------------------------------------------------------------------
Investment in
Investment
Companies                   X                                             X
-----------------------------------------------------------------------------
Industry
Concentration                                      X           X
-----------------------------------------------------------------------------
Restricted
Securities                                                     X
-----------------------------------------------------------------------------
Active Trading                                                 X
-----------------------------------------------------------------------------
Focused Investment
Strategy                                X                      X
-----------------------------------------------------------------------------
Technology Stocks                                              X
-----------------------------------------------------------------------------


--------------------------------------------------------------------------------
An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Funds will go up and down, which means investors could lose money.
--------------------------------------------------------------------------------


MARKET RISK -- While equity securities have historically been a leading choice of long-term investors, they do fluctuate in price. Their prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information.

SMALLER COMPANIES -- While potentially offering greater opportunities for capital growth than larger, more established companies, the equity securities of smaller companies may be particularly volatile, especially during periods of economic uncertainty. Securities of smaller companies may present additional risks because their earnings are less predictable, their share prices tend to be more volatile and their securities often are less liquid than larger, more established companies, among other reasons.


VALUE STOCKS -- Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, or that their prices may go down. While the Funds' investments in value stocks may limit downside risk over time, a Fund may, as a trade-off, produce more modest gains than riskier stock funds.

GROWTH STOCKS -- While potentially offering greater or more rapid capital appreciation potential than value stocks, investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

FOREIGN SECURITIES -- Investing in foreign securities involves additional risks such as currency fluctuations, differences in financial reporting standards, a lack of adequate company information and political instability. These risks may be particularly acute in underdeveloped capital markets.

RISKS OF CONVERSION TO EURO. On January 1, 1999, eleven countries in the European Monetary Union adopted the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lira) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to provide some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. However, the conversion to the new currency could have a negative impact on the Fund operationally. The exact impact is not known, but it could affect the value of some of the Fund's holdings and increase its operational costs.

EMERGING MARKETS -- All of the risks of investing in foreign securities are heightened by investing in developing countries and emerging markets. The markets of developing countries historically have been more volatile than the markets of developed countries with mature economies. These markets often have provided higher rates of return, and greater risks, to investors.

OPTIONS AND FUTURES -- Options and Futures may be used to hedge a Fund's portfolio, to increase returns or to maintain exposure to a market without buying individual Securities. However, there is the risk that such practices sometimes may reduce returns or increase volatility. These practices also entail transactional expenses.

FIXED-INCOME SECURITIES -- Fixed-income investing may present risks because the market value of fixed-income investments generally are affected by changes in interest rates. When interest rates rise, the market value of a fixed-income security declines. Generally, the longer a bond's maturity, the greater the risk. A bond's value can also be affected by changes in the credit rating or financial condition of its issuer. Investments in higher yielding, high risk debt securities may present additional risk because these securities may be less liquid than investment grade bonds. They also tend to be more susceptible to high interest rates and to real or perceived adverse economic and competitive industry conditions. Because bond values fluctuate, an investor may receive more or less money than originally invested.

FOCUSED INVESTMENT STRATEGY -- The typical diversified stock mutual fund might hold between 80 and 120 stocks in its portfolio. A fund which focuses its investments in fewer stocks than this can be expected to be more volatile than the typical diversified stock fund.

NON-DIVERSIFICATION -- A non-diversified Fund may hold larger positions in a smaller number of securities than a diversified Fund. As a result, a single security's increase or decrease in value may have a greater impact on a Fund's net asset value and total return. A non-diversified Fund is expected to be more volatile than a diversified Fund.

INVESTMENT IN INVESTMENT COMPANIES -- Investment in other investment companies may include index-based investments such as SPDRs (based on the S&P 500), MidCap SPDRs (based on the S&P MidCap 400 Index), Select Sector SPDRs (based on sectors or industries of the S&P 500 Index) Nasdaq-100 Index Tracking Stocks (based on the Nasdaq-100 index) and DIAMONDS (based on the Dow Jones Industrial Average). To the extent a Fund invests in other investment companies, it will incur its pro rata share of the underlying investment companies' expenses. In addition, a Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally.

INDUSTRY CONCENTRATION -- Concentrated investment in sector-specific stocks, subjects a Fund to industry concentration risk, which is the risk that the Fund's return could be hurt significantly by problems affecting a particular sector. Because a sector fund concentrates its investments in a particular industry or group of related industries, its performance can be significantly affected, for better or worse, by developments in that sector.

RESTRICTED SECURITIES -- Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, subject to the Fund's limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System ("Rule 144A Securities").

Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

ACTIVE TRADING -- Active Trading will increase the costs a Fund incurs. It may also increase the amount of tax an investor pays on the Fund's returns.

TECHNOLOGY STOCKS -- Companies in the rapidly changing fields of technology often face unusually high price volatility, both in terms of gains and losses. The potential for wide variation in performance is based on the special risks common to these stocks. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. A portfolio focused primarily on these stocks is therefore likely to be much more volatile than one with broader diversification that includes investments across industries and sectors.

The level of risk will be increased to the extent that the Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.

ADDITIONAL INFORMATION -- For more information about the Funds' investment program, including additional information about the risks of certain types of investments, please see the "Investment Policies and Management Practices" section of the prospectus.

PAST PERFORMANCE


The charts and tables below and on the following pages provide some indication of the risks of investing in the Funds by showing changes in the Funds' Class A share performance from year to year and by showing how the Funds' average annual returns have compared to those of broad measures of market performance. Performance information for the Large Cap Growth and Technology Funds and all of the Funds' Class S shares are not included since they each had less than one full calendar year of operating history. The tables also show how the Funds' average annual total returns for the periods indicated compare to those of broad measures of market performance. In addition, some Funds may make a comparison to a narrower index that more closely mirrors that Fund. As with all mutual funds, past performance is not a prediction of future results.

The bar charts do not reflect the sales charges applicable to Class A shares which, if reflected, would lower the returns shown. Average annual total returns for each Fund's Class A shares include deduction of the 5.75% front-end sales charge, for Class B shares include the appropriate deferred sales charge, which is 5% in the first year declining to 0% in the sixth and later years, and for Class C shares include the deferred sales charge of 1% in the first year.


================================================================================
SECURITY GROWTH AND INCOME FUND - CLASS A
================================================================================

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


   1991    1992   1993   1994    1995    1996    1997    1998    1999   2000
   ----    ----   ----   ----    ----    ----    ----    ----    ----   ----
   21.8%   4.8%   8.2%   -7.9%   27.8%   12.0%   31.7%   -0.3%   2.5%

        ---------------------------------------------------------------
        HIGHEST AND LOWEST RETURNS
        (QUARTERLY 1990-2000)
        ---------------------------------------------------------------
                                                        QUARTER ENDED
        Highest                         15.50%       September 30, 1997
        Lowest                         -12.32%       September 30, 1998
        ---------------------------------------------------------------

        ---------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS
        (THROUGH DECEMBER 31, 2000)
        ---------------------------------------------------------------
                                  PAST          PAST          PAST
                                 1 YEAR        5 YEARS      10 YEARS
        Class A (at NAV)(1)      _____%        _____%       _____%
        Class A                  -3.33%        14.09%        9.10%
        Class B                  -3.50%        14.06%        9.44%(2)
        Class C                  _____%        _____%(3)      N/A
        S&P 500                  21.02%        28.55%       18.20%(4)
        ---------------------------------------------------------------
        1 Does not reflect deduction of the maximum front end sales charge of 5.75%.
        2 For the period beginning October 19, 1993 (date of inception) to December 31, 2000.
        3 For the period beginning January 29, 1999 (date of inception) to December 31, 2000.
        4 Index performance information is only available to the Fund at the beginning of each month. The S&P 500 performance for the period October 1, 1993 to December 31, 2000 was ______% and the period January 1, 1999 to December 31, 2000 was ______%.
        ---------------------------------------------------------------


================================================================================
SECURITY EQUITY FUND - CLASS A
================================================================================

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  35.2%   10.7%   14.6%   -2.5%   38.4%   22.7%   29.6%   26.5%   11.0%

        ---------------------------------------------------------------
        HIGHEST AND LOWEST RETURNS
        (QUARTERLY 1990-2000)
        ---------------------------------------------------------------
                                                        QUARTER ENDED
        Highest                         20.90%       December 31, 1998
        Lowest                         -15.29%       September 30, 1990
        ---------------------------------------------------------------


        ---------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS
        (THROUGH DECEMBER 31, 2000)
        ---------------------------------------------------------------
                                  PAST         PAST           PAST
                                 1 YEAR       5 YEARS       10 YEARS
        Class A (at NAV)(1)      _____%       _____%        _____%
        Class A                   4.59%       23.82%        16.59%
        Class B                   4.90%       23.83%        18.58%(2)
        Class C                  _____%       _____%(3)       N/A
        S&P 500                  21.02%       28.55%        18.20%(4)
        ---------------------------------------------------------------
        1 Does not reflect deduction of the maximum front end sales charge of 5.75%.
        2 For the period beginning October 19, 1993 (date of inception) to December 31, 2000.
        3 For the period beginning January 29, 1999 (date of inception) to December 31, 2000.
        4 Index performance information is only available to the Fund at the beginning of each month. The S&P 500 performance for the period October 1, 1993 to December 31, 2000 was ______%.
        ---------------------------------------------------------------


================================================================================
SECURITY GLOBAL FUND - CLASS A
================================================================================

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


              1994    1995    1996    1997    1998    1999    2000
              ----    ----    ----    ----    ----    ----    ----
              1.3%    10.4%   17.1%   6.9%    19.2%   54.8%

        ---------------------------------------------------------------
        HIGHEST AND LOWEST RETURNS
        (QUARTERLY 1994-2000)
        ---------------------------------------------------------------
                                                        QUARTER ENDED
        Highest                         37.45%       September 30, 1999
        Lowest                         -11.44%       September 30, 1998
        ---------------------------------------------------------------

        ---------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS
        (THROUGH DECEMBER 31, 2000)
        ---------------------------------------------------------------
                                PAST        PAST       LIFE OF FUND
                               1 YEAR      5 YEARS    (SINCE 10/1/93)
        Class A (at NAV)(1)    _____%      _____%        _____%
        Class A                45.90%      19.16%        15.88%
        Class B                48.45%      19.21%        16.07%(2)
        Class C                _____%      _____%(3)       N/A
        MSCI                   25.27%      20.23%        17.21%(4)
        ---------------------------------------------------------------
        1 Does not reflect deduction of the maximum front end sales charge of 5.75%.
        2 For the period beginning October 19, 1993 (date of inception) to December 31, 2000.
        3 For the period beginning January 29, 1999 (date of inception) to December 31, 2000.
        4 Index performance information is only available to the Fund at the beginning of each month. MSCI performance is for the period October 1, 1993 to December 31, 2000.
        ---------------------------------------------------------------


================================================================================
SECURITY TOTAL RETURN FUND - CLASS A
================================================================================

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                  1995    1996    1997    1998    1999    2000
                  ----    ----    ----    ----    ----    ----
                  7.8%    13.2%   6.1%    12.1%   15.9%

        ---------------------------------------------------------------
        HIGHEST AND LOWEST RETURNS
        (QUARTERLY 1996-2000)
        ---------------------------------------------------------------
                                                        QUARTER ENDED
        Highest                         13.20%       December 31, 1998
        Lowest                         -11.47%       September 30, 1998
        ---------------------------------------------------------------

        ---------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS
        (THROUGH DECEMBER 31, 2000)
        ---------------------------------------------------------------
                                      PAST          LIFE OF FUND
                                     1 YEAR     (SINCE JUNE 1, 1995)
        Class A (at NAV)(1)          _____%           _____%
        Class A                       9.21%           10.55%
        Class B                       9.82%           10.62%
        Class C                      _____%           _____%(2)
        S&P 500                      21.02%           26.98%(3)
        ---------------------------------------------------------------
        1 Does not reflect deduction of the maximum front end sales charge of 5.75%.
        2 For the period beginning January 29, 1999 (date of inception) to December 31, 2000.
        3 Index performance information is only available to the Fund at the beginning of each month. The S&P 500 performance for the period January 1, 1999 to December 31, 2000 was ______%.
        ---------------------------------------------------------------


================================================================================
SECURITY MID CAP VALUE FUND - CLASS A
================================================================================

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                              1998    1999    2000
                              ----    ----    ----
                              16.1%   21.8%

        ---------------------------------------------------------------
        HIGHEST AND LOWEST RETURNS
        (QUARTERLY 1998-2000)
        ---------------------------------------------------------------
                                                        QUARTER ENDED
        Highest                         21.34%       December 31, 1998
        Lowest                         -16.06%       September 30, 1998
        ---------------------------------------------------------------

        ---------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS
        (THROUGH DECEMBER 31, 2000)
        ---------------------------------------------------------------
                                                     LIFE OF FUND
                                   PAST 1 YEAR      (SINCE 5/1/97)
        Class A (at NAV)(1)          _____%            _____%
        Class A                      14.81%            22.68%
        Class B                      15.57%            23.39%
        Class C                      _____%            _____%(2)
        S&P 500                      21.02%            27.37%(3)
        BARRA Value Index            12.71%            18.32%(3)
        ---------------------------------------------------------------
        1 Does not reflect deduction of the maximum front end sales charge of 5.75%.
        2 For the period beginning January 29, 1999 (date of inception) to December 31, 2000.
        3 Index performance information is only available to the Fund at the beginning of each month. The S&P 500 and the BARRA Value Index performance for the period January 1, 1999 to December 31, 2000 was ______% and ______% respectively.
        ---------------------------------------------------------------


================================================================================
SECURITY SMALL CAP GROWTH FUND - CLASS A
================================================================================

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                              1998    1999    2000
                              ----    ----    ----
                              10.4%   87.2%

        ---------------------------------------------------------------
        HIGHEST AND LOWEST RETURNS
        (QUARTERLY 1998-2000)
        ---------------------------------------------------------------
                                                        QUARTER ENDED
        Highest                         53.00%       December 31, 1999
        Lowest                         -17.30%       September 30, 1998
        ---------------------------------------------------------------

        ---------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS
        (THROUGH DECEMBER 31, 2000)
        ---------------------------------------------------------------
                                                        LIFE OF FUND
                                  PAST 1 YEAR(1)      (SINCE 10/15/97)
        Class A (at NAV)(2)           _____%             _____%
        Class A                       76.36%             32.77%
        Class B                       79.54%             33.82%
        Class C                       _____%             _____%(3)
        Russell 2000 Index            24.36%              5.63%(4)
        ---------------------------------------------------------------
        1 The Small Cap Growth Fund participates in the initial public offering ("IPO") market which may have a significant impact on its total return during the time it has a small asset base. There can be no assurance that IPOs will continue to have the same impact on the Fund's performance as the Fund's assets grow.
        2 Does not reflect deduction of the maximum front end sales charge of 5.75%.
        3 For the period beginning January 29, 1999 (date of inception) to December 31, 2000.
        4 Index performance information is only available to the Fund at the beginning of each month. The Russell 2000 Index is for the period October 1, 1997 to December 31, 2000. The Russell 2000 Index performance for the period January 1, 1999 to December 31, 2000 was ______%.
        ---------------------------------------------------------------


================================================================================
SECURITY ENHANCED INDEX - CLASS A
================================================================================

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                                      2000
                                      ----


        ---------------------------------------------------------------
        HIGHEST AND LOWEST RETURNS
        (QUARTERLY 2000)
        ---------------------------------------------------------------
                                                        QUARTER ENDED
        Highest
        Lowest
        ---------------------------------------------------------------


        ---------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS
        (THROUGH DECEMBER 31, 2000)
        ---------------------------------------------------------------
                                                     LIFE OF FUND
                                  PAST 1 YEAR      (SINCE 1/29/99)
        Class A (at NAV)(1)          _____%           _____%
        Class A                      _____%           _____%
        Class B                      _____%           _____%
        Class C                      _____%           _____%
        S&P 500                      _____%           _____%(2)
        ---------------------------------------------------------------
        1 Does not reflect deduction of the maximum front end sales charge of 5.75%.
        2 Index performance information is only available to the Fund at the beginning of each month. The S&P 500 performance is for the period January 1, 1999 to December 31, 2000.
        ---------------------------------------------------------------


================================================================================
SECURITY INTERNATIONAL FUND - CLASS A
================================================================================

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                                      2000
                                      ----


        ---------------------------------------------------------------
        HIGHEST AND LOWEST RETURNS
        (QUARTERLY 2000)
        ---------------------------------------------------------------
                                                        QUARTER ENDED
        Highest
        Lowest
        ---------------------------------------------------------------


        ---------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS
        (THROUGH DECEMBER 31, 2000)
        ---------------------------------------------------------------
                                                     LIFE OF FUND
                                  PAST 1 YEAR      (SINCE 1/29/99)
        Class A (at NAV)(1)          _____%           _____%
        Class A                      _____%           _____%
        Class B                      _____%           _____%
        Class C                      _____%           _____%
        MSCI EAFE Index              _____%           _____%(2)
        ---------------------------------------------------------------
        1 Does not reflect deduction of the maximum front end sales charge of 5.75%.
        2 Index performance information is only available to the Fund at the beginning of each month. The MSCI EAFE Index is for the period January 1, 1999 to December 31, 2000.
        ---------------------------------------------------------------


================================================================================
SECURITY SELECT 25 FUND - CLASS A
================================================================================

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                                      2000
                                      ----


        ---------------------------------------------------------------
        HIGHEST AND LOWEST RETURNS
        (QUARTERLY 2000)
        ---------------------------------------------------------------
                                                        QUARTER ENDED
        Highest
        Lowest
        ---------------------------------------------------------------


        ---------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS
        (THROUGH DECEMBER 31, 2000)
        ---------------------------------------------------------------
                                                     LIFE OF FUND
                                  PAST 1 YEAR      (SINCE 1/29/99)
        Class A (at NAV)(1)          _____%           _____%
        Class A                      _____%           _____%
        Class B                      _____%           _____%
        Class C                      _____%           _____%
        S&P 500 Index                _____%           _____%(2)
        ---------------------------------------------------------------
        1 Does not reflect deduction of the maximum front end sales charge of 5.75%.
        2 Index performance information is only available to the Fund at the beginning of each month. The S&P 500 Index is for the period January 1, 1999 to December 31, 2000.
        ---------------------------------------------------------------


================================================================================
SECURITY ULTRA FUND - CLASS A
================================================================================

                  [BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


  1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  59.7%   7.7%    9.9%    -6.6%   19.3%   18.0%   17.8%   16.7%   59.7%

        ---------------------------------------------------------------
        HIGHEST AND LOWEST RETURNS
        (QUARTERLY 1990-2000)
        ---------------------------------------------------------------
                                                        QUARTER ENDED
        Highest                         37.08%       December 31, 1999
        Lowest                         -41.16%       September 30, 1990
        ---------------------------------------------------------------


        ---------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS
        (THROUGH DECEMBER 31, 2000)
        ---------------------------------------------------------------
                                   PAST          PAST         PAST
                                  1 YEAR        5 YEARS     10 YEARS
        Class A (at NAV)(1)       _____%        _____%      _____%
        Class A                   50.51%        23.85%      14.08%
        Class B                   53.02%        23.86%      17.80%(2)
        Class C                   _____%        _____%(3)     N/A
        S&P MidCap 400            14.72%        23.05%      17.32%(4)
        ---------------------------------------------------------------
        1 Does not reflect deduction of the maximum front end sales charge of 5.75%.
        2 For the period beginning October 19, 1993 (date of inception) to December 31, 2000.
        3 For the period beginning January 29, 1999 (date of inception) to December 31, 2000.
        4 Index performance information is only available to the Fund at the beginning of each month. The S&P MidCap 400 performance for the period October 1, 1993 to December 31, 2000 was ______%.
        ---------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.


--------------------------------------------------------------------------------
SHAREHOLDER FEES (ALL FUNDS) (fees paid directly from your investment)
--------------------------------------------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS S
                                     SHARES      SHARES(1)   SHARES      SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases (as a percentage         5.75%       None        None        None
of offering price)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(as a percentage of original
purchase price or redemption          None(2)     5%(3)       1%(4)       6%(5)
proceeds, whichever is lower)
--------------------------------------------------------------------------------
1 Class B shares convert tax-free to Class A shares automatically after eight years.
2 Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.
3 5% during the first year, decreasing to 0% in the sixth and following years. 4 A deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.
5  6% during the first year, decreasing to 0% in the eighth and following years.
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
---------------------------------------------------------------------------------------------
                                                  CLASS A
               ------------------------------------------------------------------------------
                                                        TOTAL                   TOTAL ANNUAL
                                                       ANNUAL                  FUND OPERATING
                           DISTRIBUTION                 FUND         TOTAL     EXPENSES WITH
               MANAGEMENT     (12B-1)       OTHER     OPERATING   WAIVERS AND   WAIVERS AND
                  FEES        FEES(1)    EXPENSES(2)  EXPENSES    REDUCTIONS    REDUCTIONS
---------------------------------------------------------------------------------------------
Growth and
Income Fund       1.22%        None         0.00%     1.22%          0.00%      1.22%
---------------------------------------------------------------------------------------------
Equity Fund       1.02%        None         0.00%     1.02%          0.00%      1.02%
---------------------------------------------------------------------------------------------
Global Fund       2.00%        None         0.00%     2.00%          0.00%      2.00%
---------------------------------------------------------------------------------------------
Total
Return Fund       0.75%        None         1.35%     2.10%(3,4)     0.00%      2.10%(3,4)
---------------------------------------------------------------------------------------------
Mid Cap
Value Fund        1.00%        None         0.33%     1.33%          0.00%      1.33%
---------------------------------------------------------------------------------------------
Small Cap
Growth Fund       1.00%        0.25%        0.49%     1.74%(3)       0.00%      1.74%(3)
---------------------------------------------------------------------------------------------
Enhanced
Index Fund        0.75%        0.25%        0.48%     1.48%          0.00%      1.48%
---------------------------------------------------------------------------------------------
International
Fund              1.10%        0.25%        3.34%     4.69%          2.19%      2.50%(5)
---------------------------------------------------------------------------------------------
Select 25
Fund              0.75%        0.25%        0.48%     1.48%          0.00%      1.48%
---------------------------------------------------------------------------------------------
Large Cap
Growth Fund       1.00%        0.25%        0.62%     1.87%          0.00%      1.87%
---------------------------------------------------------------------------------------------
Technology
Fund              1.00%        0.25%        1.21%     2.46%(6)       0.00%      2.46%(6)
---------------------------------------------------------------------------------------------
Ultra Fund        1.21%        None         0.00%     1.21%          0.00%      1.21%
---------------------------------------------------------------------------------------------

1  The Funds have also adopted a Brokerage  Enhancement  Plan under Rule 12b-1,  but have not yet implemented  the Plan. If the Brokerage  Enhancement  Plan is  implemented,  it is not expected  that the amounts  received by the Fund's  distributor  would exceed 0.05% of any
   Fund's average net assets.
2  "Other  Expense" for Large Cap Growth Fund and Technology  Fund are based on estimates for the current fiscal year.
3  Total  Return and Small Cap Growth  Fund's total  annual  operating  expenses for the most recent fiscal year were less than the amount shown because of voluntary fee waivers and/or reimbursement of expenses by the Funds'  Investment  Manager.  These voluntary waivers and reimbursements may be eliminated at any time without notice to shareholders.  With the fee waiver  and/or  reimbursement,  the Total Return and Small Cap Growth  Funds' actual total annual fund  operating  expenses for the year ended  September 30, 2000,  were as follows:
   Total Return Fund - 2.00%, Small Cap Growth Fund - .49%.
4  The total annual operating expenses of the Total Return Fund have been restated to reflect the reduction in the Fund's management fee from 1.00% to .75%.
5  The Investment Manager has contractually  agreed to limit the total annual expenses of the
   International Fund to 2.25% of its average daily net assets, exclusive of interest, taxes, extraordinary expenses, brokerage fees and commissions and 12b-1 fees.
6  The total annual  operating  expenses for the Technology Fund is estimated to be less than the amount shown because of voluntary fee waivers and/or  reimbursement  of expense by the
   Investment  Manager.  These voluntary waivers and  reimbursements may be eliminated at any time  without  notice to  shareholders.  With fee  waivers  and/or  reimbursements,  it is estimated that the actual total annual fund operating expenses for the Technology Fund for the fiscal year ended September 30, 2001 will be 2.25%.

---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
---------------------------------------------------------------------------------------------
                                                  CLASS B
               ------------------------------------------------------------------------------
                                                        TOTAL                   TOTAL ANNUAL
                                                       ANNUAL                  FUND OPERATING
                           DISTRIBUTION                 FUND         TOTAL     EXPENSES WITH
               MANAGEMENT     (12B-1)       OTHER     OPERATING   WAIVERS AND   WAIVERS AND
                  FEES        FEES(1)    EXPENSES(2)  EXPENSES    REDUCTIONS    REDUCTIONS
---------------------------------------------------------------------------------------------
Growth and
Income Fund       1.22%        1.00%        0.00%     2.22%          0.00%      2.22%
---------------------------------------------------------------------------------------------
Equity Fund       1.02%        1.00%        0.00%     2.02%          0.00%      2.02%
---------------------------------------------------------------------------------------------
Global Fund       2.00%        1.00%        0.00%     3.00%          0.00%      3.00%
---------------------------------------------------------------------------------------------
Total
Return Fund       0.75%        1.00%        1.30%     3.05%(3,4)     0.00%      3.05%(3,4)
---------------------------------------------------------------------------------------------
Mid Cap
Value Fund        1.00%        1.00%        0.37%     2.37%          0.00%      2.37%
---------------------------------------------------------------------------------------------
Small Cap
Growth Fund       1.00%        1.00%        0.94%     2.94%(3)       0.00%      2.94%(3)
---------------------------------------------------------------------------------------------
Enhanced
Index Fund        0.75%        1.00%        0.45%     2.20%          0.00%      2.20%
---------------------------------------------------------------------------------------------
International
Fund              1.10%        1.00%        3.27%     5.37%          2.19%      3.19%(5)
---------------------------------------------------------------------------------------------
Select 25
Fund              0.75%        1.00%        0.44%     2.19%          0.00%      2.19%
---------------------------------------------------------------------------------------------
Large Cap
Growth Fund       1.00%        1.00%        0.62%     2.62%          0.00%      2.62%
---------------------------------------------------------------------------------------------
Technology
Fund              1.00%        1.00%        1.21%     3.21%(6)       0.00%      3.21%(6)
---------------------------------------------------------------------------------------------
Ultra Fund        1.21%        1.00%        0.00%     2.21%          0.00%      2.21%
---------------------------------------------------------------------------------------------

1  The Funds have also adopted a Brokerage  Enhancement  Plan under Rule 12b-1,  but have not yet implemented  the Plan. If the Brokerage  Enhancement  Plan is  implemented,  it is not expected  that the amounts  received by the Fund's  distributor  would exceed 0.05% of any
   Fund's average net assets.
2  "Other  Expense" for Large Cap Growth Fund and Technology  Fund are based on estimates for the current fiscal year.
3  Total  Return and Small Cap Growth  Fund's total  annual  operating  expenses for the most recent fiscal year were less than the amount shown because of voluntary fee waivers and/or reimbursement of expenses by the Funds'  Investment  Manager.  These voluntary waivers and reimbursements may be eliminated at any time without notice to shareholders.  With the fee waiver  and/or  reimbursement,  the Total Return and Small Cap Growth  Funds' actual total annual fund  operating  expenses for the year ended  September 30, 2000,  were as follows:
   Total Return Fund - 2.94%, Small Cap Growth Fund - 1.94%.
4  The total annual operating expenses of the Total Return Fund have been restated to reflect the reduction in the Fund's management fee from 1.00% to .75%.
5  The Investment Manager has contractually  agreed to limit the total annual expenses of the
   International Fund to 2.25% of its average daily net assets, exclusive of interest, taxes, extraordinary expenses, brokerage fees and commissions and 12b-1 fees.
6  The total annual  operating  expenses for the Technology Fund is estimated to be less than the amount shown because of voluntary fee waivers and/or  reimbursement  of expense by the
   Investment  Manager.  These voluntary waivers and  reimbursements may be eliminated at any time  without  notice to  shareholders.  With fee  waivers  and/or  reimbursements,  it is estimated that the actual total annual fund operating expenses for the Technology Fund for the fiscal year ended September 30, 2001 will be 3.00%.

---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
---------------------------------------------------------------------------------------------
                                                  CLASS C
               ------------------------------------------------------------------------------
                                                        TOTAL                   TOTAL ANNUAL
                                                       ANNUAL                  FUND OPERATING
                           DISTRIBUTION                 FUND         TOTAL     EXPENSES WITH
               MANAGEMENT     (12B-1)       OTHER     OPERATING   WAIVERS AND   WAIVERS AND
                  FEES        FEES(1)    EXPENSES(2)  EXPENSES    REDUCTIONS    REDUCTIONS
---------------------------------------------------------------------------------------------
Growth and
Income Fund       1.22%        1.00%        0.00%     2.22%          0.00%      2.22%
---------------------------------------------------------------------------------------------
Equity Fund       1.02%        1.00%        0.00%     2.02%          0.00%      2.02%
---------------------------------------------------------------------------------------------
Global Fund       2.00%        1.00%        0.00%     3.00%          0.00%      3.00%
---------------------------------------------------------------------------------------------
Total
Return Fund       0.75%        1.00%        1.18%     2.93%(3,4)     0.00%      2.93%(3,4)
---------------------------------------------------------------------------------------------
Mid Cap
Value Fund        1.00%        1.00%        0.38%     2.38%          0.00%      2.38%
---------------------------------------------------------------------------------------------
Small Cap
Growth Fund       1.00%        1.00%        0.47%     2.47%(3)       0.00%      2.47%(3)
---------------------------------------------------------------------------------------------
Enhanced
Index Fund        0.75%        1.00%        0.30%     2.05%          0.00%      2.05%
---------------------------------------------------------------------------------------------
International
Fund              1.10%        1.00%        2.87%     4.97%          2.19%      2.78%(5)
---------------------------------------------------------------------------------------------
Select 25
Fund              0.75%        1.00%        0.32%     2.07%          0.00%      2.07%
---------------------------------------------------------------------------------------------
Large Cap
Growth Fund       1.00%        1.00%        0.62%     2.62%          0.00%      2.62%
---------------------------------------------------------------------------------------------
Technology
Fund              1.00%        1.00%        1.21%     3.21%(6)       0.00%      3.21%(6)
---------------------------------------------------------------------------------------------
Ultra Fund        1.21%        1.00%        0.00%     2.21%          0.00%      2.21%
---------------------------------------------------------------------------------------------

1  The Funds have also adopted a Brokerage  Enhancement  Plan under Rule 12b-1,  but have not yet implemented  the Plan. If the Brokerage  Enhancement  Plan is  implemented,  it is not expected  that the amounts  received by the Fund's  distributor  would exceed 0.05% of any
   Fund's average net assets.
2  "Other  Expenses" for Large Cap Growth Fund and Technology Fund are based on estimates for the current fiscal year.
3  Total  Return and Small Cap Growth  Fund's total  annual  operating  expenses for the most recent fiscal year were less than the amount shown because of voluntary fee waivers and/or reimbursement of expenses by the Funds'  Investment  Manager.  These voluntary waivers and reimbursements may be eliminated at any time without notice to shareholders.  With the fee waiver  and/or  reimbursement,  the Total Return and Small Cap Growth  Funds' actual total annual fund  operating  expenses for the year ended  September 30, 2000,  were as follows:
   Total Return Fund - 2.93%, Small Cap Growth Fund - 1.47%.
4  The total annual operating expenses of the Total Return Fund have been restated to reflect the reduction in the Fund's management fee from 1.00% to .75%.
5  The Investment Manager has contractually  agreed to limit the total annual expenses of the
   International Fund to 2.25% of its average daily net assets, exclusive of interest, taxes, extraordinary expenses, brokerage fees and commissions and 12b-1 fees.
6  The total annual  operating  expenses for the Technology Fund is estimated to be less than the amount shown because of voluntary fee waivers and/or  reimbursement  of expense by the
   Investment  Manager.  These voluntary waivers and  reimbursements may be eliminated at any time  without  notice to  shareholders.  With fee  waivers  and/or  reimbursements,  it is estimated that the actual total annual fund operating expenses for the Technology Fund for the fiscal year ended September 30, 2001 will be 3.00%.

---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
---------------------------------------------------------------------------------------------
                                                  CLASS S
               ------------------------------------------------------------------------------
                                                        TOTAL                   TOTAL ANNUAL
                                                       ANNUAL                  FUND OPERATING
                           DISTRIBUTION                 FUND         TOTAL     EXPENSES WITH
               MANAGEMENT     (12B-1)       OTHER     OPERATING   WAIVERS AND   WAIVERS AND
                  FEES        FEES(1)    EXPENSES(2)  EXPENSES    REDUCTIONS    REDUCTIONS
---------------------------------------------------------------------------------------------
Growth and
Income Fund       1.22%        1.00%        0.00%     2.22%          0.00%      2.22%
---------------------------------------------------------------------------------------------
Equity Fund       1.02%        1.00%        0.00%     2.02%          0.00%      2.02%
---------------------------------------------------------------------------------------------
Global Fund       2.00%        1.00%        0.00%     3.00%          0.00%      3.00%
---------------------------------------------------------------------------------------------
Total
Return Fund       0.75%        1.00%        1.18%     2.93%(3,4)     0.00%      2.93%(3,4)
---------------------------------------------------------------------------------------------
Mid Cap
Value Fund        1.00%        1.00%        0.38%     2.38%          0.00%      2.38%
---------------------------------------------------------------------------------------------
Small Cap
Growth Fund       1.00%        1.00%        0.47%     2.47%(3)       0.00%      2.47%(3)
---------------------------------------------------------------------------------------------
Enhanced
Index Fund        0.75%        1.00%        0.30%     2.05%          0.00%      2.05%
---------------------------------------------------------------------------------------------
International
Fund              1.10%        1.00%        2.87%     4.97%          2.19%      2.78%(5)
---------------------------------------------------------------------------------------------
Select 25
Fund              0.75%        1.00%        0.32%     2.07%          0.00%      2.07%
---------------------------------------------------------------------------------------------
Large Cap
Growth Fund       1.00%        1.00%        0.62%     2.62%          0.00%      2.62%
---------------------------------------------------------------------------------------------
Technology
Fund              1.00%        1.00%        1.21%     3.21%(6)       0.00%      3.21%(6)
---------------------------------------------------------------------------------------------
Ultra Fund        1.21%        1.00%        0.00%     2.21%          0.00%      2.21%
---------------------------------------------------------------------------------------------

1  The Funds have also adopted a Brokerage  Enhancement  Plan under Rule 12b-1,  but have not yet implemented  the Plan. If the Brokerage  Enhancement  Plan is  implemented,  it is not expected  that the amounts  received by the Fund's  distributor  would exceed 0.05% of any
   Fund's average net assets.
2  "Other  Expenses" for Large Cap Growth Fund and Technology Fund are based on estimates for the current fiscal year.
3  Total  Return and Small Cap Growth  Fund's total  annual  operating  expenses for the most recent fiscal year were less than the amount shown because of voluntary fee waivers and/or reimbursement of expenses by the Funds'  Investment  Manager.  These voluntary waivers and reimbursements may be eliminated at any time without notice to shareholders.  With the fee waiver  and/or  reimbursement,  the Total Return and Small Cap Growth  Funds' actual total annual fund  operating  expenses for the year ended  September 30, 2000,  were as follows:
   Total Return Fund - 2.93%, Small Cap Growth Fund - 1.47%.
4  The total annual operating expenses of the Total Return fund have been restated to reflect the reduction in the Fund's management fee from 1.00% to 0.75%.
5  The Investment Manager has contractually  agreed to limit the total annual expenses of the
   International Fund to 2.25% of its average daily net assets, exclusive of interest, taxes, extraordinary expenses, brokerage fees and commissions and 12b-1 fees.
6  The total annual  operating  expenses for the Technology Fund is estimated to be less than the amount shown because of voluntary fee waivers and/or  reimbursement  of expense by the
   Investment  Manager.  These voluntary waivers and  reimbursements may be eliminated at any time  without  notice to  shareholders.  With fee  waivers  and/or  reimbursements,  it is estimated that the actual total annual fund operating expenses for the Technology Fund for the fiscal year ended September 30, 2001 will be 3.00%.

---------------------------------------------------------------------------------------------


EXAMPLE

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

Each Example assumes that you invest $10,000 in a Fund for the time periods indicated. Each Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period.


--------------------------------------------------------------------------------
                                                       1 YEAR
                                     -------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS S
Growth and Income Fund ...........   $  695      $  728       $328
Equity Fund ......................      674         706        306
Global Fund ......................      766         803        403
Total Return Fund ................      778         810        398
Mid Cap Value Fund ...............      706         744        345
Small Cap Growth Fund ............      742         797        350
Enhanced Index Fund ..............      717         723        308
International Fund ...............    1,018       1,036        597
Select 25 Fund ...................      718         723        311
Large Cap Growth Fund ............      754         765        365
Technology Fund ..................      810         824        424
Ultra Fund .......................      692         725        325
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                       3 YEARS
                                     -------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS S
Growth and Income Fund ...........   $  949      $1,003      $  703
Equity Fund ......................      884         937         637
Global Fund ......................    1,166       1,227         927
Total Return Fund ................    1,201       1,248         913
Mid Cap Value Fund ...............      984       1,051         755
Small Cap Growth Fund ............    1,091       1,210         770
Enhanced Index Fund ..............    1,016         988         643
International Fund ...............    1,907       1,902       1,492
Select 25 Fund ...................    1,019         988         652
Large Cap Growth Fund ............    1,129       1,114         814
Technology Fund ..................    1,297       1,289         989
Ultra Fund .......................      940         994         694
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                       5 YEARS
                                     -------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS S
Growth and Income Fund ...........   $1,222      $1,405      $1,205
Equity Fund ......................    1,111       1,293       1,093
Global Fund ......................    1,591       1,777       1,577
Total Return Fund ................    1,649       1,811       1,552
Mid Cap Value Fund ...............    1,282       1,485       1,291
Small Cap Growth Fund ............    1,464       1,748       1,316
Enhanced Index Fund ..............      ---         ---         ---
International Fund ...............      ---         ---         ---
Select 25 Fund ...................      ---         ---         ---
Large Cap Growth Fund ............      ---         ---         ---
Technology Fund ..................      ---         ---         ---
Ultra Fund .......................    1,207       1,390       1,190
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                      10 YEARS
                                     -------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS S
Growth and Income Fund ...........   $1,999      $2,333      $2,585
Equity Fund ......................    1,762       2,101       2,358
Global Fund ......................    2,768       3,083       3,318
Total Return Fund ................    2,886       3,162       3,271
Mid Cap Value Fund ...............    2,127       2,488       2,756
Small Cap Growth Fund ............    2,509       2,978       2,806
Enhanced Index Fund ..............      ---         ---         ---
International Fund ...............      ---         ---         ---
Select 25 Fund ...................      ---         ---         ---
Large Cap Growth Fund ............      ---         ---         ---
Technology Fund ..................      ---         ---         ---
Ultra Fund .......................    1,967       2,301       2,554
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares.


--------------------------------------------------------------------------------
                                                       1 YEAR
                                     -------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS S
Growth and Income Fund ...........   $  695       $228        $228
Equity Fund ......................      674        206         206
Global Fund ......................      766        303         303
Total Return Fund ................      778        310         298
Mid Cap Value Fund ...............      706        244         245
Small Cap Growth Fund ............      742        297         250
Enhanced Index Fund ..............      717        223         208
International Fund ...............    1,018        536         497
Select 25 Fund ...................      718        223         211
Large Cap Growth Fund ............      754        265         265
Technology Fund ..................      810        324         324
Ultra Fund .......................      692        225         225
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                       3 YEARS
                                     -------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS S
Growth and Income Fund ...........   $  949      $  703      $  703
Equity Fund ......................      884         637         637
Global Fund ......................    1,166         927         927
Total Return Fund ................    1,201         948         913
Mid Cap Value Fund ...............      984         751         755
Small Cap Growth Fund ............    1,091         910         770
Enhanced Index Fund ..............    1,016         688         643
International Fund ...............    1,907       1,602       1,492
 Select 25 Fund ..................    1,019         688         652
Large Cap Growth Fund ............    1,129         814         814
Technology Fund ..................    1,297         989         989
Ultra Fund .......................      940         694         694
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                       5 YEARS
                                     -------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS S
Growth and Income Fund ...........   $1,222      $1,205      $1,205
Equity Fund ......................    1,111       1,093       1,093
Global Fund ......................    1,591       1,577       1,577
Total Return Fund ................    1,649       1,611       1,552
Mid Cap Value Fund ...............    1,282       1,285       1,291
Small Cap Growth Fund ............    1,464       1,548       1,316
Enhanced Index Fund ..............      ---         ---         ---
International Fund ...............      ---         ---         ---
Select 25 Fund ...................      ---         ---         ---
Large Cap Growth Fund ............      ---         ---         ---
Technology Fund ..................      ---         ---         ---
Ultra Fund .......................    1,207       1,190       1,190
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                      10 YEARS
                                     -------------------------------------------
                                     CLASS A     CLASS B     CLASS C     CLASS S
Growth and Income Fund ...........   $1,999      $2,333      $2,585
Equity Fund ......................    1,762       2,101       2,358
Global Fund ......................    2,768       3,083       3,318
Total Return Fund ................    2,886       3,162       3,271
Mid Cap Value Fund ...............    2,127       2,488       2,756
Small Cap Growth Fund ............    2,509       2,978       2,806
Enhanced Index Fund ..............      ---         ---         ---
International Fund ...............      ---         ---         ---
Select 25 Fund ...................      ---         ---         ---
Large Cap Growth Fund ............      ---         ---         ---
Technology Fund ..................      ---         ---         ---
Ultra Fund .......................    1,967       2,301       2,544
--------------------------------------------------------------------------------


INVESTMENT MANAGER


Security Management Company, LLC (the "Investment Manager"), 700 SW Harrison Street, Topeka, Kansas 66636, is the Funds' investment manager. On December 31, 2000, the aggregate assets of all of the mutual funds under the investment management of the Investment Manager were approximately $6.3 billion.


The Investment Manager has engaged OppenheimerFunds, Inc., Two World Trade Center, New York, New York 10048, to provide investment advisory services to Global Fund. OppenheimerFunds, Inc. has operated as an investment advisor since January 1960. OppenheimerFunds, Inc. (including subsidiaries and affiliates) managed more than $120 billion assets as of March 31, 2000, including other mutual funds with more than 5 million shareholder accounts.


The Investment Manager has engaged Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051, to provide investment advisory services to the Small Cap Growth Fund. Strong was established in 1974 and as of September 30, 2000, manages over $47 billion in assets.

The Investment Manager has engaged Bankers Trust Company ("Bankers Trust"), 130 Liberty Street, New York, New York 10006, to provide investment advisory services to the Enhanced Index Fund and International Fund. Bankers Trust was founded in 1903 and as of September 30, 2000 manages over $300 billion in assets.


Prior to June 4, 1999, Bankers Trust Company was a wholly owned subsidiary of Bankers Trust Corporation. On June 4, 1999, Bankers Trust Corporation merged with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance.

The Investment Manager has engaged Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts, 02109 to provide investment advisory services to the Technology Fund.


Wellington Management is a limited liability partnership which traces its origins to 1928. It currently manages over $266 billion in assets on behalf of investment companies, employee benefit plans, endowments, foundations and other institutions.


The Investment Manager and the Funds have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows the Investment Manager to hire, replace or terminate sub-advisors without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with the approval of Fund Directors, but without shareholder approval. If a new sub-advisor is hired, shareholders will receive information about the new sub-advisor within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Investment Manager provides the following oversight and evaluation services to the Funds which use a sub-advisor:

*  performing initial due diligence on prospective sub-advisors for the Funds
*  monitoring the performance of the sub-advisors
*  communicating performance expectations to the sub-advisors
* ultimately recommending to the Board of Directors whether a sub-advisor's contract should be renewed, modified or terminated.

TheInvestment Manager does not expect to recommend frequent changes of sub-advisors. Although the Investment Manager will monitor the performance of the sub-advisors, there is no certainty that any sub-advisor or Fund will obtain favorable results at any given time.

MANAGEMENT FEES -- The following chart shows the investment management fees paid by each Fund during the last fiscal year, except as otherwise indicated.

               --------------------------------------------------
               MANAGEMENT FEES
               (expressed as a percentage of average net assets)
               --------------------------------------------------
               Growth and Income Fund....................   1.22%
               Equity Fund...............................   1.02%
               Global Fund...............................   2.00%
               Total Return Fund.........................   0.75%
               Mid Cap Value Fund........................   1.00%
               Small Cap Growth Fund.....................   1.00%
               Enhanced Index Fund.......................   0.75%
               International Fund........................   1.10%
               Select 25 Fund............................   0.75%
               Large Cap Growth Fund*....................   1.00%
               Technology Fund*..........................   1.00%
               Ultra Fund................................   1.21%
               --------------------------------------------------
               *These Funds were not available until May 1, 2000.
               --------------------------------------------------

The Investment Manager may waive some or all of its management fee to limit the total operating expenses of a Fund to a specified level. The Investment Manager also may reimburse expenses of a Fund from time to time to help it maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time. The fees without waivers or reimbursements are shown in the fee table on page 17.

PORTFOLIO MANAGERS -- DEAN S. BARR, Managing Director and Head of Global Quantitative Index Strategies, has been co-manager of Enhanced Index Fund since he joined Bankers Trust in September 1999. Prior to joining Bankers Trust, he was Chief Investment Officer of Active Quantitative Strategies at State Street Global Advisors. He has a bachelor's degree from Cornell University and an MBA in finance from New York University Graduate School of Business.


MANISH KESHIVE, Director Bankers Trust, has been co-manager of Enhanced Index Fund since September, 1999. He joined Bankers Trust in 1996. Prior to joining Bankers Trust, he was a student earning a B.S. degree in Technology from the Indian Institute of Technology in 1993 and an M.S. degree from the Massachusetts Institute of Technology in 1995.


MICHAEL LEVY, Managing Director of Bankers Trust, has been co-lead manager of International Fund since its inception in January 1999. He has been a portfolio manager of other investment products with similar investment objectives since joining Bankers Trust in 1993. Mr. Levy is Bankers Trust's International Equity Strategist and is head of the international equity team. He has served in each of these capacities since 1993. The international equity team is responsible for the day-to-day management of the Fund as well as other international equity portfolios managed by Bankers Trust. Mr. Levy's experience prior to joining Bankers Trust includes senior equity analyst with Oppenheimer & Company, as well as positions in investment banking, technology and manufacturing enterprises. He has 28 years of business experience, of which 18 years have been in the investment industry.

TERRY A. MILBERGER, Senior Portfolio Manager of the Investment Manager, has been the manager of Equity Fund since 1981 and Growth and Income Fund since March 2000. He has been the lead manager of Select 25 Fund since its inception in January 1999 and of Total Return Fund since May 1999. He has more than 20 years of investment experience. He began his career as an investment analyst in the insurance industry, and from 1974 through 1978, he served as an assistant portfolio manager for the Investment Manager. He was then employed as Vice
President of Texas Commerce Bank and managed its pension assets until he returned to the Investment Manager in 1981. Mr. Milberger holds a bachelor's degree in business and an M.B.A. from the University of Kansas and is a Chartered Financial Analyst.


BRANDON NELSON was named co-manager of the Small Cap Growth Fund in early November 2000. Mr. Nelson has over four years of investment experience. He joined Strong in 1996 after working as a summer intern on Mr. Ognar's team in 1995. He received an M.S. degree in finance from the University of Wisconsin-Madison and participated in the Applied Security Analysis Program. Mr. Nelson also earned a B.B.A. degree in finance from the University of Wisconsin-Madison.


RONALD C. OGNAR, Portfolio Manager of Strong, has been the manager of Small Cap Growth Fund since its inception in 1997. He is a Chartered Financial Analyst with more than 30 years of investment experience. Mr. Ognar joined Strong in April 1993 after two years as a principal and portfolio manager with RCM Capital Management. For approximately 3 years prior to his position at RCM Capital Management, he was a portfolio manager at Kemper Financial Services in Chicago. Mr. Ognar began his investment career in 1968 at LaSalle National Bank. He is a graduate of the University of Illinois with a bachelor's degree in accounting.

ROBERT REINER, Managing Director at Bankers Trust, has been co-lead manager of International Fund since its inception in January 1999. He has been a portfolio manager of other investment products with similar investment objectives since joining Bankers Trust in 1994. At Bankers Trust, he has been involved in developing analytical and investment tools for the group's international equity team. His primary focus has been on Japanese and European markets. Prior to joining Bankers Trust, he was an equity analyst and also provided macroeconomic coverage for Scudder, Stevens & Clark from 1993 to 1994. He previously served as Senior Analyst at Sanford C. Bernstein & Co. from 1991 to 1992, and was instrumental in the development of Bernstein's International Value Fund. Mr. Reiner spent more than nine years at Standard & Poor's Corporation, where he was a member of its international ratings group. His tenure included managing the day-to-day operations of the Standard & Poor's Corporation Tokyo office for three years.

WELLINGTON MANAGEMENT COMPANY'S GLOBAL TECHNOLOGY TEAM has managed the Technology Fund since its inception in May of 2000. The Global Technology Team is comprised of a group of global industry analysts who focus on various sub-sectors of the Technology industry. The Global Technology Team is supported by a significant number of specialized fundamental, quantitative and technical analysts; macro-economic analysts and traders.

JAMES P. SCHIER, Senior Portfolio Manager of the Investment Manager, has been the manager of Mid Cap Value Fund since its inception in 1997 and has managed Ultra Fund since January 1998. He has 17 years experience in the investment field and is a Chartered Financial Analyst. While employed by the Investment Manager, he also served as a research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1993 he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a bachelor of business degree from the University of Notre Dame and an M.B.A. from Washington University.


CINDY L. SHIELDS, Portfolio Manager of the Investment Manager, has managed the Large Cap Growth Fund since its inception in May of 2000. She joined the Investment Manager in 1989 and has been a portfolio manager of other mutual funds for the Investment Manager since 1994. Ms. Shields graduated from Washburn University with a bachelor of business administration degree, majoring in finance and economics. She is a Chartered Financial Analysts with 11 years of investment experience.


JULIE WANG, Director at Bankers Trust, has been co-manager of International Fund since its inception in January 1999. She has been a manager of other investment products with similar investment objectives since joining Bankers Trust in 1994. Ms. Wang has primary focus on the Asia-Pacific region and the Fund's emerging market exposure. Prior to joining Bankers Trust, Ms. Wang was an investment manager at American International Group, where she assisted in the management of $7 billion of assets in Southeast Asia, including private and listed equities, bonds, loans and structured products. Ms. Wang received her B.A. (economics) from Yale University and her M.B.A. from the Wharton School.


FRANK  WHITSELL,  Portfolio  Manager of the Investment  Manager,  has co-managed
Total Return Fund since May 1999 and has co-managed Select 25 Fund since February 2000. He joined the Investment Manager in 1994. Mr. Whitsell graduated from Washburn University with a bachelor of business administration degree, majoring in accounting and finance, and an MBA.


WILLIAM L. WILBY, Senior Vice President and Director of International Equities of OppenheimerFunds, became the manager of Global Fund in November 1998. Prior to joining Oppenheimer in 1991, he was an international investment strategist at Brown Brothers Harriman & Co. Prior to Brown Brothers, Mr. Wilby was a managing director and portfolio manager at AIG Global Investors. He joined AIG from Northern Trust Bank in Chicago, where he was an international pension manager. Before starting his career in portfolio management, Mr. Wilby was an international financial economist at Northern Trust Bank and at the Federal Reserve Bank in Chicago. Mr. Wilby is a graduate of the United States Military Academy and holds an M.A. and a Ph.D. in International Monetary Economics from the University of Colorado. He is a Chartered Financial Analyst.

BUYING SHARES


Shares of the Funds are available through broker/dealers, banks, and other financial intermediaries that have an agreement with the Funds' Distributor, Security Distributors, Inc. A broker/dealer may impose a transaction charge on the purchase of Fund shares. Fund shares purchased directly from the Fund do not contain a transaction charge but may contain a front-end sales charge as noted under "Class A shares".

There are four different ways to buy shares of the Funds--Class A shares, Class B shares, Class C or Class S shares. The different classes of a Fund differ primarily with respect to the sales charges and Rule 12b-1 distribution fees to which they are subject. The minimum initial investment is $100. Subsequent investments must be $100 (or $20 under an Accumulation Plan). The Funds reserve the right to reject any order to purchase shares.


CLASS A SHARES -- Class A shares are subject to a sales charge at the time of purchase. An order for Class A shares will be priced at a Fund's net asset value per share (NAV), plus the sales charge set forth below. The NAV, plus the sales charge, is the "offering price." A Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open. An order for Class A shares is priced at the NAV next calculated after the order is accepted by the Fund, plus the sales charge.

      -------------------------------------------------------------------
                                              SALES CHARGE
                                -----------------------------------------
                                 AS A PERCENTAGE      AS A PERCENTAGE OF
      AMOUNT OF ORDER           OF OFFERING PRICE     NET AMOUNT INVESTED
      -------------------------------------------------------------------
      Less than $50,000 ........      5.75%                  6.10%
      $50,000 to $99,999 .......      4.75%                  4.99%
      $100,000 to $249,999 .....      3.75%                  3.90%
      $250,000 to $499,999 .....      2.75%                  2.83%
      $500,000 to $999,999 .....      2.00%                  2.04%
      $1,000,000 or more* ......      None                   None
      -------------------------------------------------------------------
      *Purchases of  $1,000,000 or more are not subject to a sales charge at the time of purchase, but are subject to a deferred sales charge of 1.00% if redeemed within one year following purchase. The deferred sales charge is a percentage of the lesser of the NAV of the shares redeemed or the net cost of such shares. Shares that are not subject to a deferred sales charge are redeemed first.
      -------------------------------------------------------------------

Please see Appendix A for options that are available for reducing the sales charge applicable to purchases of Class A shares.

CLASS A DISTRIBUTION PLAN -- The Small Cap Growth, International, Enhanced Index, Select 25, Large Cap Growth and Technology Funds have adopted Class A Distribution Plans that allow each of these Funds to pay distribution fees to the Funds' Distributor. The Distributor uses the fees to pay for activities related to the sale of Class A shares and services provided to shareholders. The distribution fee is equal to 0.25% of the average daily net assets of the Fund's Class A shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

CLASS B SHARES -- Class B shares are not subject to a sales charge at the time of purchase. An order for Class B shares will be priced at the Fund's NAV next calculated after the order is accepted by the Fund. A Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open.

Class B shares are subject to a deferred sales charge if redeemed within 5 years from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred sales charge is based upon the number of years since the shares were purchased, as follows:

                        --------------------------------
                        NUMBER OF YEARS       DEFERRED
                        SINCE PURCHASE      SALES CHARGE
                        --------------------------------
                              1                  5%
                              2                  4%
                              3                  3%
                              4                  3%
                              5                  2%
                          6 and more             0%
                        --------------------------------

The   Distributor   will  waive  the  deferred   sales   charge  under   certain
circumstances. See "Waiver of the Deferred Sales Charge," page 26.

CLASS B DISTRIBUTION PLAN -- The Funds have adopted Class B Distribution Plans that allow each of the Funds to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class B shares and services to shareholders. The distribution fee is equal to 1.00% of the average daily net assets of the Fund's Class B shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

Class B shares automatically convert to Class A shares on the eighth anniversary of purchase. This is advantageous to such shareholders because Class A shares are subject to a lower distribution fee than Class B shares (or in some cases, no distribution fee). A pro rata amount of Class B shares purchased through the reinvestment of dividends or other distributions is also converted to Class A shares each time that shares purchased directly are converted.

CLASS C SHARES -- Class C shares are not subject to a sales charge at the time of purchase. An order for Class C shares will be priced at a Fund's NAV next calculated after the order is accepted by the Fund. A Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open.

Class C shares are subject to a deferred sales charge of 1.00% if redeemed within one year from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed. The Distributor will waive the deferred sales charge under certain circumstances. See "Waiver of the Deferred Sales Charge" page 26.

CLASS C DISTRIBUTION PLAN -- The Funds have adopted Class C Distribution Plans that allow each of the Funds to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class C shares and services to shareholders. The distribution fee is equal to 1.00% of the average daily net assets of the Fund's Class C shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.


CLASS S SHARES -- Class S shares are not subject to a sales charge at the time of purchase. An order for Class S shares will be priced at the Fund's NAV next calculated after the order is accepted by the Fund. The Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open.

Class S shares are subject to a deferred sales charge if redeemed within seven years from the date of purchase. The deferred sales charge is a percentage of the NAV of the shares at the time they are redeemed or the original purchase price, whichever is less. Shares that are not subject to the deferred sales charge are redeemed first. Then, shares held the longest will be the first to be redeemed.

The amount of the deferred sales charge is based upon the number of years since the shares were purchased, as follows:

                  --------------------------------------------
                  YEAR SINCE PURCHASE      CONTINGENT DEFERRED
                   PAYMENT WAS MADE           SALES CHARGE
                  --------------------------------------------
                         First                     6%
                         Second                    6%
                         Third                     5%
                         Fourth                    4%
                         Fifth                     3%
                         Sixth                     2%
                        Seventh                    1%
                  Eighth and Following             0%
                  --------------------------------------------

The   Distributor   will  waive  the  deferred   sales   charge  under   certain
circumstances. See "Waiver of the Deferred Sales Charge," page 26.

CLASS S DISTRIBUTION PLAN -- The Fund has adopted a Class S Distribution Plan that allows the Fund to pay distribution fees to the Distributor. The Distributor uses the fees to finance activities related to the sale of Class S shares and services to shareholders. The distribution fee is equal to 1.00% of the average daily net assets of the Fund's Class S shares. Because the distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost an investor more than paying other types of sales charges.

BROKERAGE ENHANCEMENT PLAN -- The Funds have adopted, in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940, a Brokerage Enhancement Plan (the "Plan"). However, to date, the Plan has not been implemented. If implemented, the Plan would use available brokerage commissions to promote the sale and distribution of Fund shares.


Under the Plan, the Funds may direct the Investment Manager or a sub-advisor to use certain broker-dealers for securities transactions. (The duty of best price and execution still applies to these transactions.) These are broker-dealers that have agreed either (1) to pay a portion of their commission from the sale and purchase of securities to the Distributor or other introducing brokers ("Brokerage Payments"), or (2) to provide brokerage credits, benefits or services ("Brokerage Credits"). The Distributor will use all Brokerage Payments and Credits (other than a minimal amount to defray its legal and administrative costs) to finance activities that are meant to result in the sale of the Funds' shares, including:

* holding or participating in seminars and sales meetings promoting the sale of the Funds' shares
*  paying marketing fees requested by broker-dealers who sell the Funds
*  training sales personnel
*  creating and mailing advertising and sales literature
* financing any other activity that is intended to result in the sale of the Funds' shares.

The Plan permits the Brokerage Payments and Credits generated by securities transactions from one Series of a Fund to inure to the benefit of other Series as well. The Plan is not expected to increase the brokerage costs of the Funds. For more information about the Plan, please read the "Allocation of Portfolio Brokerage" section of the Statement of Additional Information.

WAIVER OF DEFERRED SALES CHARGE -- The Distributor will waive the deferred sales charge under the following circumstances:

* Upon the death of the shareholder if shares are redeemed within one year of the shareholder's death

* Upon the disability of the shareholder prior to age 65 if shares are redeemed within one year of the shareholder becoming disabled and the shareholder was not disabled when the shares were purchased

* In connection with required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue Code

*  In connection  with  distributions  from  retirement  plans  qualified  under
   Section 401(a), 401(k) or 403(b) of the Internal Revenue Code for:

   -  returns of excess contributions to the plan

   -  retirement of a participant in the plan

   - a loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge)

   - financial hardship (as defined in regulations under the Code) of a participant in a plan

   -  termination of employment of a participant in a plan

   -  any other permissible withdrawal under the terms of the plan.

CONFIRMATIONS AND STATEMENTS -- The Funds will send you a confirmation statement after every transaction that affects your account balance or registration. However, certain automatic transactions may be confirmed on a quarterly basis including systematic withdrawals, automatic purchases and reinvested dividends. Each shareholder will receive a quarterly statement setting forth a summary of the transactions that occurred during the preceding quarter.

SELLING SHARES

Selling your shares of a Fund is called a "redemption," because the Fund buys back its shares. A shareholder may sell shares at any time. Shares will be redeemed at the NAV next determined after the order is accepted by the Fund's transfer agent, less any applicable deferred sales charge. A Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open. Any share certificates representing Fund shares being sold must be returned with a request to sell the shares.

When redeeming recently purchased shares, if the Fund has not collected payment for the shares, it may delay sending the proceeds until it has collected payment, which may take up to 15 days.

BY MAIL -- To sell shares by mail, send a letter of instruction that includes:

*  The name and signature of the account owner(s)
*  The name of the Fund
*  The dollar amount or number of shares to sell
*  Where to send the proceeds
*  A signature guarantee if
   - The check will be mailed to a payee or address different than that of the account owner, or
   -  The sale of shares is more than $10,000.

--------------------------------------------------------------------------------
A SIGNATURE GUARANTEE helps protect against fraud. Banks, brokers, credit unions, national securities exchanges and savings associations provide signature guarantees. A notary public is not an eligible signature guarantor. For joint accounts, both signatures must be guaranteed.
--------------------------------------------------------------------------------

Mail your request to:

                        Security Management Company, LLC
                        P.O. Box 750525
                        Topeka, KS 66675-9135

Signature requirements vary based on the type of account you have:

* INDIVIDUAL OR JOINT TENANTS: Written instructions must be signed by an individual shareholder, or in the case of joint accounts, all of the shareholders, exactly as the name(s) appears on the account.

* UGMA OR UTMA: Written instructions must be signed by the custodian as it appears on the account.

* SOLE PROPRIETOR OR GENERAL PARTNER: Written instructions must be signed by an authorized individual as it appears on the account.

* CORPORATION OR ASSOCIATION: Written instructions must be signed by the person(s) authorized to act on the account. A certified resolution dated within six months of the date of receipt, authorizing the signer to act, must accompany the request if not on file with the Funds.

*  TRUST: Written instructions must be signed by the trustee(s).  If the name of
   the  current   trustee(s)  does  not  appear  on  the  account,  a  certified certificate of incumbency dated within 60 days must also be submitted.

*  RETIREMENT: Written instructions must be signed by the account owner.

BY TELEPHONE -- If you selected this option on your account application, you may make redemptions from your account by calling 1-800-888-2461, extension 3127, on weekdays (except holidays) between 7:00 a.m. and 6:00 p.m. Central time. The Funds require that requests for redemptions over $10,000 be in writing with signatures guaranteed. You may not close your account by telephone or redeem shares for which a certificate has been issued. If you would like to establish this option on an existing account, please call 1-800-888-2461, extension 3127. Shareholders may not redeem shares held in an Individual Retirement Account ("IRA") or 403(b)(7) account by telephone.

BY BROKER -- You may redeem your shares through your broker. Brokers may charge a commission upon the redemption of shares.

PAYMENT OF REDEMPTION PROCEEDS -- Payments may be made by check.

The Funds may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission.

BY CHECK. Redemption proceeds will be sent to the shareholder(s) of record at the address on our records generally within seven days after receipt of a valid redemption request. For a charge of $15 deducted from redemption proceeds, the Investment Manager will provide a certified or cashier's check, or send the redemption proceeds by express mail, upon the shareholder's request.

DIVIDENDS AND TAXES

Each Fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized, at least annually. Your dividends and distributions will be reinvested in the Fund, unless you instruct the Investment Manager otherwise. There are no fees or sales charges on reinvestments.

TAX ON DISTRIBUTIONS -- Fund dividends and distributions are taxable to shareholders (unless your investment is in an IRA or other tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.

In addition to federal tax, dividends and distributions may be subject to state and local taxes. If a Fund declares a dividend or distribution in October, November or December but pays it in January, you may be taxed on that dividend or distribution as if you received it in the previous year. In general, dividends and distributions from the Funds are taxable as follows:

--------------------------------------------------------------------------------
                                                              TAX RATE FOR 28%
TYPE OF DISTRIBUTION          TAX RATE FOR 15% BRACKET        BRACKET OR ABOVE
--------------------------------------------------------------------------------
Income dividends              Ordinary Income rate          Ordinary Income rate
Short-term capital gains      Ordinary Income rate          Ordinary Income rate
Long-term capital gains                 10%                         20%
--------------------------------------------------------------------------------

Tax-deferred retirement accounts generally do not generate a tax liability unless you are taking a distribution or making a withdrawal.

The Fund has "short-term capital gains" when it sells shares within 12 months after buying them. The Fund has "long-term capital gains" when it sells shares that it has owned for more than 12 months. The Funds expect that their distributions will consist primarily of net long-term capital gains.

The  Fund  will  mail  you   information   concerning  the  tax  status  of  the
distributions for each calendar year on or before January 31 of the following year.

TAXES ON SALES OR EXCHANGES -- You may be taxed on any sale or exchange of Fund shares. The amount of gain or loss will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them.

The previous table can provide a guide for your potential tax liability when selling or exchanging Fund shares. "Short-term capital gains" applies to Fund shares sold or exchanged up to one year after buying them. "Long-term capital gains" applies to shares held for more than one year.

BACKUP WITHHOLDING -- As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Fund. Please see the Statement of Additional Information for additional tax information.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) of each Fund is computed as of the close of regular trading hours on the New York Stock Exchange (normally 3 p.m. Central time) on days when the Exchange is open. The Exchange is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund's NAV is generally based upon the market value of securities held in the Fund's portfolio. If market prices are not available, the fair value of securities is determined using procedures approved by each Fund's Board of Directors.

Foreign securities are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Fund does not price its shares. Therefore, the NAV of Funds holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Funds.

SHAREHOLDER SERVICES

ACCUMULATION PLAN -- An investor may choose to invest in one of the Funds through a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan involves no obligation to make periodic investments, and is terminable at will.

Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Fund as of the close of business on such day as the payment is received. The investor will receive a confirmation and statement after each investment.

Investors may also choose to use "Secur-O-Matic" (automatic bank draft) to make Fund purchases. There is no additional charge for choosing to use Secur-O-Matic. Withdrawals from your bank account may occur up to 3 business days before the date scheduled to purchase Fund shares. An application for Secur-O-Matic may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM -- Shareholders who wish to receive regular monthly, quarterly, semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A shareholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current aggregate net asset value of $5,000 or more are deposited with the Investment Manager, which will act as agent for the shareholder under the Program. Shares are liquidated at net asset value. The Program may be terminated on written notice, or it will terminate automatically if all shares are liquidated or redeemed from the account.


A shareholder may establish a Systematic Withdrawal Program with respect to Class B, Class C and Class S shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B, Class C or Class S shares provides for withdrawals in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B, Class C or Class S shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Waiver of Deferred Sales Charges," page 26. A Systematic Withdrawal form may be obtained from the Funds.


EXCHANGE PRIVILEGE -- Shareholders who own shares of the Funds may exchange those shares for shares of another of the Funds or for shares of the other mutual funds distributed by the Distributor, which currently include Security Social Awareness, Diversified Income and High Yield Funds. Shareholders who hold their shares in a tax-qualified retirement plan may also exchange shares of the Funds for shares of Security Capital Preservation Fund, but may not exchange shares of the Funds for shares of Security Municipal Bond Fund. Shareholders, except those who have purchased through the following custodial accounts of the Investment Manager, 403(b)(7) accounts, SEPP accounts and SIMPLE Plans, may also exchange their shares for shares of Cash Fund. All exchanges are made at the relative net asset values of the Funds on the date of the exchange.


Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee or sales charge is presently imposed on such an exchange. Shares of a particular class of the Funds may be exchanged only for shares of the same class of another fund distributed by the Distributor or for shares of Security Cash Fund, if available. At present, Cash Fund does not offer Class B, Class C or Class S shares. Municipal Bond Fund does not offer Class C or Class S shares. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase without regard to the time shares were held in Security Cash Fund. For tax purposes, an exchange is a sale of shares that may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within ninety days after purchase of the exchanged shares. Exchanges are made upon receipt of a properly completed Exchange Authorization form. A current prospectus of the fund into which an exchange is made will be given to each shareholder exercising this privilege.


The terms of an employee-sponsored retirement plan may affect a shareholder's right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.

To exchange shares by telephone, a shareholder must hold shares in non-certificate form and must either have completed the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the Investment Manager, a shareholder may exchange shares by telephone by calling the Funds at 1-800-888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day. The exchange privilege, including telephone exchanges, dollar cost averaging and asset rebalancing, may be changed or discontinued at any time by either the Investment Manager or the Funds upon 60 days' notice to shareholders.

DOLLAR COST AVERAGING. Only for shareholders of a 403(b)(7) account sponsored by the Investment Manager and opened on or after June 5, 2000, a special exchange privilege is available. This privilege allows such shareholders to make periodic exchanges of shares from the Security Capital Preservation Fund (held in non-certificate form) to one or more of the funds available under the exchange privilege as described above. Such periodic exchanges in which securities are purchased at regular intervals are known as "dollar cost averaging." With dollar cost averaging, the cost of the securities gets averaged over time and possibly over various market cycles. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

You may obtain a dollar cost averaging request form from the Investment Manager. You must designate on the form whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. The Investment Manager will exchange shares as requested on the first business day of the month.

The Investment Manager will make exchanges until your account value in the Security Capital Preservation Fund is depleted or until you instruct the Investment Manager to terminate dollar cost averaging. You may instruct the Investment Manager to terminate dollar cost averaging at any time by written request.

ASSET REBALANCING. Only for shareholders of a 403(b)(7) account sponsored by the Investment Manager and opened on or after June 5, 2000, a special exchange privilege is available that allows shareholders to automatically exchange shares of the funds on a quarterly basis to maintain a particular percentage allocation among the funds. The available funds are those discussed above under the exchange privilege and shares of such funds must be held in non-certificate form. Your account value allocated to a fund will grow or decline in value at different rates during the selected period, and asset rebalancing will automatically reallocate your account value in the funds to the allocation you select on a quarterly basis.

You may obtain an asset rebalancing request form from the Investment Manager. You must designate on the form the applicable funds and the percentage of account value to be maintained in each fund. Thereafter, the Investment Manager will exchange shares of the funds to maintain that allocation on the first business day of each calendar quarter. You may instruct the Investment Manager to terminate asset rebalancing at any time by written request.

RETIREMENT PLANS -- The Funds have available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Further information concerning these plans is contained in the Funds' Statement of Additional Information.

INVESTMENT POLICIES AND MANAGEMENT PRACTICES

This section takes a detailed look at some of the types of securities the Funds may hold in their respective portfolios and the various kinds of management practices that may be used in the portfolios. The Funds' holdings of certain types of investments cannot exceed a maximum percentage of net assets. These percentage limitations are set forth in the Statement of Additional Information. While the percentage limitations provide a useful level of detail about the Funds' investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on a Fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the Fund's other investments. The Portfolio Managers of the Funds have considerable leeway in choosing investment strategies and selecting securities they believe will help the Fund achieve its objective. In seeking to meet its investment objective, the Funds may invest in any type of security or instrument whose investment characteristics are consistent with that Fund's investment program.

The Funds are subject to certain investment policy limitations referred to as "fundamental policies." The fundamental policies cannot be changed without shareholder approval. Please refer to the Statement of Additional Information for a complete list of the fundamental policies applicable to each of the Funds. Some of the more important fundamental policies are outlined below. The Funds will not:

* with respect to 75% of their respective assets invest more than 5% of the value of their assets in any one issuer other than the U.S. Government or its instrumentalities (this limitation does not apply to the Large Cap Growth Fund or the Technology Fund);

* with respect to 75% of their respective assets purchase more than 10% of the outstanding voting securities of any one issuer (this limitation does not apply to the Large Cap Growth Fund or the Technology Fund);

* invest 25% or more of its total assets in any one industry (this limitation does not apply to the Large Cap Growth Fund or the Technology Fund).

The following pages describe some of the investments which may be made by the Funds, as well as some of the management practices of the Funds.

FOREIGN SECURITIES -- Foreign investments involve certain special risks, including, but not limited to, (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; and (vi) higher operational expenses. Each of the other Funds may invest in foreign securities denominated in U.S. dollars.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Fund may at times find it difficult to value its foreign investments.
Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Funds. Each of the Funds may invest in foreign securities.

EMERGING MARKETS -- The risks associated with foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be young and developing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative. The Global, International, Small Cap Growth and Technology Funds may invest in emerging market foreign securities.

SMALLER COMPANIES -- Small- or medium-sized companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies. Each of the funds may invest in small or medium-sized companies.

CONVERTIBLE SECURITIES AND WARRANTS -- Each of the Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

RESTRICTED SECURITIES -- Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, subject to the Fund's limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System (the "Rule 144A Securities"). A "qualified institutional buyer" is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities and Exchange Act of 1934 (the "Exchange Act"), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional buyer, as well as an Exchange Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional buyer.

Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities. Each of the Funds may invest in restricted securities.

HIGH YIELD SECURITIES -- Higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as "junk bonds". The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in lower-medium- and low-quality bonds involves greater investment risk and is highly dependent on the Investment Manager's credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play great role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it. The Growth and Income, Global, International, Small Cap Growth and Total Return Funds may invest in high-yield securities.

CASH RESERVES -- Cash reserves maintained by a Fund may include domestic, and for certain Funds, foreign money market instruments, as well as certificates of deposit, bank demand accounts and repurchase agreements. The Funds may establish and maintain reserves as the Investment Manager or Sub-Adviser believes is advisable to facilitate the Fund's cash flow needs (e.g., redemptions, expenses and purchases of portfolio securities) or for temporary, defensive purposes.

BORROWING -- Borrowings may be collateralized with Fund assets. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

FUTURES AND OPTIONS -- Each of the Funds may utilize futures contracts, options, on futures and may purchase call and put options and write call and put options on a "covered" basis. Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined price in the future. Those Funds which invest in non-dollar denominated foreign securities may also engage in forward foreign currency transactions. The instruments listed above may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies, to manage exposure to changes in interest rates and bond prices, as an efficient means of adjusting overall exposure to certain markets, in an effort to enhance income, to protect the value of portfolio securities, and to adjust portfolio duration. Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower a Fund's total return, and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts.


SWAPS, CAPS, FLOORS AND COLLARS -- Interest rate and/or index swaps, and the purchase or sale of related caps, floors and collars are used primarily to preserve a return or spread on a particular investment or portion of its portfolio as a technique for managing the portfolio's duration (i.e. the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. To the extend a Fund enters into these types of transactions, it will be done to hedge and not as a speculative investment, and the Fund will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest on a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

SHARES OF OTHER INVESTMENT COMPANIES -- A Fund's investment in shares of other investment companies may not exceed immediately after purchase 10% of the Fund's total assets and no more than 5% of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds. Each of the Funds may invest in the shares of other investment companies.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS -- The price of "when issued," "forward commitment" or "delayed delivery" securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. When a Fund purchases securities on this basis, there is a risk that the securities may not be delivered and that the Fund may incur a loss. Each of the Funds may purchase or sell securities on a when-issued, forward commitment or delayed delivery basis.

SECURITIES LENDING -- For purposes of realizing additional income, the Global, International, Large Cap Growth and Technology Funds may lend their portfolio securities to certain borrowers. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager, the consideration to be earned from such loans would justify the risk.

GENERAL INFORMATION

SHAREHOLDER INQUIRIES -- Shareholders who have questions concerning their account or wish to obtain additional information, may call the Funds (see back cover for address and telephone numbers), or contact their securities dealer.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand certain of the Funds' financial performance for their Class A shares, Class B shares and Class C shares during the past five years or, the period since commencement of a Fund or share class. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.



--------------------------------------------------------------------------------
SECURITY GROWTH AND INCOME FUND (CLASS A)
--------------------------------------------------------------------------------
                                         FISCAL YEAR ENDED SEPTEMBER 30
                                  --------------------------------------------
                                  2000   1999(b)   1998(b)   1997(b)   1996(b)
                                  ----   -------   -------   -------   -------
PER SHARE DATA
Net asset value
  beginning of period.............       $ 7.68    $11.14    $ 9.05    $ 7.93

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......         0.12      0.13      0.15      0.18
Net gain (loss) on securities
  (realized and unrealized).......         0.75     (0.87)     2.81      1.37
                                          -----     -----     -----     -----
Total from investment operations..         0.87     (0.74)     2.96      1.55

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............        (0.04)    (0.13)    (0.16)    (0.16)
Distributions
  (from realized gains)...........        (1.34)    (2.59)    (0.71)    (0.27)
                                          -----     -----     -----     -----
Total distributions...............        (1.38)    (2.72)    (0.87)    (0.43)
                                          -----     -----     -----     -----
Net asset value end of period.....       $ 7.17    $ 7.68    $11.14    $ 9.05
                                          =====     =====     =====     =====
Total return (a)..................        12.00%   (7.95)%    35.31%    20.31%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............       $74,796   $76,371   $91,252   $73,273
Ratio of expenses to
  average net assets..............         1.22%     1.21%     1.24%     1.29%
Ratio of net investment income
  (loss) to average net assets....         1.63%     1.49%     1.53%     2.09%
Portfolio turnover rate...........           98%      144%      124%       69%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SECURITY GROWTH AND INCOME FUND (CLASS B)
--------------------------------------------------------------------------------
                                         FISCAL YEAR ENDED SEPTEMBER 30
                                  --------------------------------------------
                                  2000   1999(b)   1998(b)   1997(b)   1996(b)
                                  ----   -------   -------   -------   -------
PER SHARE DATA
Net asset value
  beginning of period.............       $ 7.54    $10.99    $ 8.94    $ 7.85

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......         0.05      0.05      0.05      0.09
Net gain (loss) on securities
  (realized and unrealized).......         0.73     (0.88)     2.77      1.35
                                          -----     -----     -----     -----
Total from investment operations..         0.78     (0.83)     2.82      1.44

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............        (0.03)    (0.03)    (0.06)    (0.08)
Distributions
  (from realized gains)...........        (1.34)    (2.59)    (0.71)    (0.27)
                                          -----     -----     -----     -----
Total distributions...............        (1.37)    (2.62)    (0.77)    (0.35)
                                          -----     -----     -----     -----
Net asset value end of period.....       $ 6.95    $ 7.54    $10.99    $ 8.94
                                          =====     =====     =====     =====
Total return (a)..................        10.93%   (8.95)%    34.01%    19.01%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............        $9,829    $9,257    $6,737    $2,247
Ratio of expenses to
  average net assets..............         2.22%     2.21%     2.24%     2.29%
Ratio of net investment income
  (loss) to average net assets....         0.63%     0.59%     0.53%     1.09%
Portfolio turnover rate...........           98%      144%      124%       69%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SECURITY GROWTH AND INCOME FUND (CLASS C)
--------------------------------------------------------------------------------
                                  FISCAL PERIOD ENDED SEPTEMBER 30
                                  --------------------------------
                                        2000     1999(b)(f)
                                        ----     ----------
PER SHARE DATA
Net asset value
  beginning of period.............                 $6.87

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......                  0.03
Net gain (loss) on securities
  (realized and unrealized).......                  0.21
                                                    ----
Total from investment operations..                  0.24

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............                   ---
Distributions
  (from realized gains)...........                   ---
                                                  ------
Total distributions...............                   ---
                                                  ------
Net asset value end of period.....                 $7.11
                                                    ====
Total return (a)..................                 3.49%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............                  $297
Ratio of expenses to
  average net assets..............                 2.22%
Ratio of net investment income
  (loss) to average net assets....                 0.62%
Portfolio turnover rate...........                   90%
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------
SECURITY EQUITY FUND (CLASS A)
----------------------------------------------------------------------------------
                                           FISCAL YEAR ENDED SEPTEMBER 30
                                  ------------------------------------------------
                                  2000    1999(b)    1998(b)    1997(b)    1996(b)
                                  ----    -------    -------    -------    -------
PER SHARE DATA
Net asset value
  beginning of period.............        $ 8.86     $ 9.09     $ 7.54     $ 6.55

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......          0.02       0.04       0.04       0.05
Net gain (loss) on securities
  (realized and unrealized).......          1.80       0.56       2.20       1.48
                                           -----      -----      -----      -----
Total from investment operations..          1.82       0.60       2.24       1.53

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............         (0.04)     (0.03)     (0.04)     (0.06)
Distributions
  (from realized gains)...........         (0.68)     (0.80)     (0.65)     (0.48)
                                           -----      -----      -----      -----
Total distributions...............         (0.72)     (0.83)     (0.69)     (0.54)
                                           -----      -----      -----      -----
Net asset value end of period.....        $ 9.96     $ 8.86     $ 9.09     $ 7.54
                                           =====      =====      =====      =====
Total return (a)..................         20.66%      7.38%     32.08%     24.90%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............       $917,179   $773,606   $757,520   $575,680
Ratio of expenses to
  average net assets..............          1.02%      1.02%      1.03%      1.04%
Ratio of net investment income
  (loss) to average net assets....          0.19%      0.39%      0.46%      0.75%
Portfolio turnover rate...........            36%        47%        66%        64%
----------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SECURITY EQUITY FUND (CLASS B)
--------------------------------------------------------------------------------
                                          FISCAL YEAR ENDED SEPTEMBER 30
                                  ----------------------------------------------
                                  2000    1999(b)    1998(b)   1997(b)   1996(b)
                                  ----    -------    -------   -------   -------
PER SHARE DATA
Net asset value
  beginning of period.............        $ 8.52     $ 8.82    $ 7.36    $ 6.43

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......         (0.08)     (0.05)    (0.04)    (0.02)
Net gain (loss) on securities
  (realized and unrealized).......          1.71       0.55      2.15      1.45
                                           -----      -----     -----     -----
Total from investment operations..          1.63       0.50      2.11      1.43

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............           ---        ---       ---     (0.02)
Distributions
  (from realized gains)...........         (0.68)     (0.80)    (0.65)    (0.48)
                                           -----      -----     -----     -----
Total distributions...............         (0.68)     (0.80)    (0.65)    (0.50)
                                           -----      -----     -----     -----
Net asset value end of period.....        $ 9.47     $ 8.52    $ 8.82    $ 7.36
                                           =====      =====     =====     =====
Total return (a)..................         19.23%      6.38%    30.85%    23.57%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............       $159,872   $112,978   $89,336   $38,822
Ratio of expenses to
  average net assets..............          2.02%      2.02%     2.03%     2.04%
Ratio of net investment income
  (loss) to average net assets....        (0.82)%    (0.61)%   (0.54)%   (0.25)%
Portfolio turnover rate...........            36%        47%       66%       64%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SECURITY EQUITY FUND (CLASS C)
--------------------------------------------------------------------------------
                                  FISCAL PERIOD ENDED SEPTEMBER 30
                                  --------------------------------
                                        2000     1999(b)(f)
                                        ----     ----------
PER SHARE DATA
Net asset value
  beginning of period.............                $10.13

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......                 (0.05)
Net gain (loss) on securities
  (realized and unrealized).......                 (0.19)
                                                   -----
Total from investment operations..                 (0.24)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............                   ---
Distributions
  (from realized gains)...........                   ---
                                                   -----
Total distributions...............                   ---
                                                   -----
Net asset value end of period.....                $ 9.89
                                                   =====
Total return (a)..................                (2.37)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............                 $4,507
Ratio of expenses to
  average net assets..............                  2.02%
Ratio of net investment income
  (loss) to average net assets....                (0.89)%
Portfolio turnover rate...........                    45%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SECURITY GLOBAL FUND (CLASS A)
--------------------------------------------------------------------------------
                                         FISCAL YEAR ENDED SEPTEMBER 30
                                  --------------------------------------------
                                  2000   1999(b)   1998(b)   1997(b)   1996(b)
                                  ----   -------   -------   -------   -------
PER SHARE DATA
Net asset value
  beginning of period.............       $11.23    $13.56    $12.42    $10.94

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......         0.01      0.02      0.01      0.01
Net gain on securities
  (realized and unrealized).......         3.71     (1.19)     2.29      1.87
                                          -----     -----     -----     -----
Total from investment operations..         3.72     (1.17)     2.30      1.88

LESS DISTRIBUTIONS
Dividends (from net
  investment income)..............        (0.01)    (0.09)    (0.38)    (0.25)
In excess of net investment income        (0.04)      ---       ---       ---
Distributions (from capital gains)        (0.91)    (1.07)    (0.78)    (0.15)
                                          -----     -----     -----     -----
Total distributions...............        (0.96)    (1.16)    (1.16)    (0.40)
                                          -----     -----     -----     -----
Net asset value end of period.....       $13.99    $11.23    $13.56    $12.42
                                          =====     =====     =====     =====
Total return (a)..................        34.39%   (8.47)%    20.22%    17.73%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............       $28,292   $18,941   $24,193   $19,644
Ratio of expenses to
  average net assets..............         2.00%     2.00%     2.00%     2.00%
Ratio of net investment income
  (loss) to average net assets....         0.11%     0.15%     0.07%     0.07%
Portfolio turnover rate...........          141%      122%      132%      142%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SECURITY GLOBAL FUND (CLASS B)
--------------------------------------------------------------------------------
                                         FISCAL YEAR ENDED SEPTEMBER 30
                                  --------------------------------------------
                                  2000   1999(b)   1998(b)   1997(b)   1996(b)
                                  ----   -------   -------   -------   -------
PER SHARE DATA
Net asset value
  beginning of period.............       $10.89    $13.22    $12.18    $10.74

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......        (0.11)    (0.10)    (0.11)    (0.10)
Net gain on securities
  (realized and unrealized).......         3.58     (1.16)     2.24      1.84
                                          -----     -----     -----     -----
Total from investment operations..         3.47     (1.26)     2.13      1.74

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............          ---       ---     (0.31)    (0.14)
Distributions
  (from realized gains)...........        (0.91)    (1.07)    (0.78)    (0.16)
                                          -----     -----     -----     -----
Total distributions...............        (0.91)    (1.07)    (1.09)    (0.30)
                                          -----     -----     -----     -----
Net asset value end of period.....       $13.45    $10.89    $13.22    $12.18
                                          =====     =====     =====     =====
Total return (a)..................        33.04%   (9.43)%    19.01%    16.57%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............       $20,591   $12,619   $13,061    $7,285
Ratio of expenses to
  average net assets..............         3.00%     3.00%     3.00%     3.00%
Ratio of net investment income
  (loss) to average net assets....       (0.87)%   (0.85)%   (0.93)%   (0.93)%
Portfolio turnover rate...........          141%      122%      132%      142%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SECURITY GLOBAL FUND (CLASS C)
--------------------------------------------------------------------------------
                                  FISCAL PERIOD ENDED SEPTEMBER 30
                                  --------------------------------
                                        2000     1999(b)(f)
                                        ----     ----------
PER SHARE DATA
Net asset value
  beginning of period.............                $12.68

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......                 (0.03)
Net gain (loss) on securities
  (realized and unrealized).......                  1.25
                                                   -----
Total from investment operations..                  1.22

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............                   ---
Distributions
  (from realized gains)...........                   ---
                                                   -----
Total distributions...............                   ---
                                                   -----
Net asset value end of period.....                $13.90
                                                   =====
Total return (a)..................                  9.62%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............                   $202
Ratio of expenses to
  average net assets..............                  3.00%
Ratio of net investment income
  (loss) to average net assets....                (0.49)%
Portfolio turnover rate...........                    90%
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
SECURITY TOTAL RETURN FUND (CLASS A)
------------------------------------------------------------------------------------------
                                              FISCAL PERIOD ENDED SEPTEMBER 30
                                  --------------------------------------------------------
                                  2000   1999(b)(d)   1998(b)(d)   1997(b)(d)   1996(b)(d)
                                  ----   ----------   ----------   ----------   ----------
PER SHARE DATA
Net asset value
  beginning of period.............        $10.73       $12.58       $11.06       $10.54

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......         (0.03)        0.08         0.17         0.25
Net gain (loss) on securities
  (realized and unrealized).......          1.90        (0.98)        1.86         0.77
                                           -----        -----        -----        -----
Total from investment operations..          1.87        (0.90)        2.03         1.02

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............         (0.16)       (0.20)       (0.26)       (0.33)
Distributions
  (from realized gains)...........         (0.75)       (0.75)       (0.25)       (0.17)
                                           -----        -----        -----        -----
Total distributions...............         (0.91)       (0.95)       (0.51)       (0.50)
                                           -----        -----        -----        -----
Net asset value end of period.....        $11.69       $10.73       $12.58       $11.06
                                           =====        =====        =====        =====
Total return (a)..................         17.84%      (7.19)%       19.00%       10.01%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............         $3,587       $3,294       $3,906       $2,449
Ratio of expenses to
  average net assets..............          2.00%        2.00%        1.68%        2.00%
Ratio of net investment income
  (loss) to average net assets....        (0.29)%        0.65%        1.52%        2.32%
Portfolio turnover rate...........           121%          45%          79%          75%
------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
SECURITY TOTAL RETURN FUND (CLASS B)
------------------------------------------------------------------------------------------
                                              FISCAL PERIOD ENDED SEPTEMBER 30
                                  --------------------------------------------------------
                                  2000   1999(b)(d)   1998(b)(d)   1997(b)(d)   1996(b)(d)
                                  ----   ----------   ----------   ----------   ----------
PER SHARE DATA
Net asset value
  beginning of period.............        $10.62       $12.45       $10.97       $10.50

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......         (0.14)       (0.03)        0.07         0.14
Net gain (loss) on securities
  (realized and unrealized).......          1.88        (0.96)        1.84         0.77
                                           -----        -----        -----        -----
Total from investment operations..          1.74        (0.99)        1.91         0.91

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............         (0.05)       (0.09)       (0.18)       (0.27)
Distributions
  (from realized gains)...........         (0.75)       (0.75)       (0.25)       (0.17)
                                           -----        -----        -----        -----
Total distributions...............         (0.80)       (0.84)       (0.43)       (0.44)
                                           -----        -----        -----        -----
Net asset value end of period.....        $11.56       $10.62       $12.45       $10.97
                                           =====        =====        =====        =====
Total return (a)..................         16.68%      (7.99)%       17.95%        8.97%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............         $3,652       $3,304       $3,851       $2,781
Ratio of expenses to
  average net assets .............          2.94%        2.94%        2.58%        3.00%
Ratio of net investment income
  (loss) to average net assets....        (1.23)%      (0.29)%        0.61%        1.32%
Portfolio turnover rate...........           121%          45%          79%          75%
------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SECURITY TOTAL RETURN FUND (CLASS C)
--------------------------------------------------------------------------------
                                  FISCAL PERIOD ENDED SEPTEMBER 30
                                  --------------------------------
                                         2000 1999(b)(d)(f)
                                         ------------------
PER SHARE DATA
Net asset value
  beginning of period.............            $11.48

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......             (0.11)
Net gain (loss) on securities
  (realized and unrealized).......              0.21
                                               -----
Total from investment operations..              0.10

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............               ---
Distributions
  (from realized gains)...........               ---
                                               -----
Total distributions...............               ---
                                               -----
Net asset value end of period.....            $11.58
                                               =====
Total return (a)..................              0.87%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............                 $8
Ratio of expenses to
  average net assets..............              2.93%
Ratio of net investment income
  (loss) to average net assets....            (1.84)%
Portfolio turnover rate...........               149%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SECURITY MID CAP VALUE FUND (CLASS A)
--------------------------------------------------------------------------------
                                       FISCAL PERIOD ENDED SEPTEMBER 30
                                  -------------------------------------------
                                  2000   1999(b)   1998(b)(d)   1997(b)(c)(d)
                                  ----   -------   ----------   -------------
PER SHARE DATA
Net asset value
  beginning of period.............       $12.07     $12.95         $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......        (0.07)     (0.02)          0.05
Net gain (loss) on securities
  (realized and unrealized).......         4.65      (0.53)          2.90
                                          -----      -----          -----
Total from investment operations..         4.58      (0.55)          2.95

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............          ---      (0.05)           ---
Distributions
  (from realized gains)...........        (0.05)     (0.28)           ---
                                          -----      -----          -----
Total distributions...............        (0.05)     (0.33)           ---
                                          -----      -----          -----
Net asset value end of period.....       $16.60     $12.07         $12.95
                                          =====      =====          =====
Total return (a)..................        38.06%    (4.31)%        29.50%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............       $22,804    $10,901        $4,631
Ratio of expenses to
  average net assets..............         1.33%      1.27%         1.10%
Ratio of net investment income
  (loss) to average net assets....       (0.44)%    (0.13)%         1.43%
Portfolio turnover rate...........           79%        98%           35%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SECURITY MID CAP VALUE FUND (CLASS B)
--------------------------------------------------------------------------------
                                        FISCAL PERIOD ENDED SEPTEMBER 30
                                  --------------------------------------------
                                  2000   1999(b)   1998(b)(d)   1997(b)(c)(d)
                                  ----   -------   ----------   -------------
PER SHARE DATA
Net asset value
  beginning of period.............       $11.94     $12.91         $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......        (0.22)     (0.15)          0.01
Net gain (loss) on securities
  (realized and unrealized).......         4.59      (0.54)          2.90
                                          -----      -----          -----
Total from investment operations..         4.37      (0.69)          2.91

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............          ---        ---            ---
Distributions
  (from realized gains)...........        (0.05)     (0.28)           ---
                                          -----      -----          -----
Total distributions...............        (0.05)     (0.28)           ---
                                          -----      -----          -----
Net asset value end of period.....       $16.26     $11.94         $12.91
                                          =====      =====          =====
Total return (a)..................        36.71%    (5.38)%        29.10%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............        $9,682     $6,615        $3,572
Ratio of expenses to
  average net assets .............         2.37%      2.33%         2.26%
Ratio of net investment income
  (loss) to average net assets....       (1.50)%    (1.19)%         0.27%
Portfolio turnover rate...........           79%        98%           35%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SECURITY MID CAP VALUE FUND (CLASS C)
--------------------------------------------------------------------------------
                                  FISCAL PERIOD ENDED SEPTEMBER 30
                                  --------------------------------
                                        2000     1999(b)(f)
                                        ----     ----------
PER SHARE DATA
Net asset value
  beginning of period.............                $14.54

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......                 (0.13)
Net gain (loss) on securities
  (realized and unrealized).......                  2.10
                                                   -----
Total from investment operations..                  1.97

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............                   ---
Distributions
  (from realized gains)...........                   ---
                                                   -----
Total distributions...............                   ---
                                                   -----
Net asset value end of period.....                $16.51
                                                   =====
Total return (a)..................                 13.55%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............                 $1,138
Ratio of expenses to
  average net assets..............                  2.38%
Ratio of net investment income
  (loss) to average net assets....                (1.36)%
Portfolio turnover rate...........                    92%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SECURITY SMALL CAP GROWTH FUND (CLASS A)
--------------------------------------------------------------------------------
                                   FISCAL PERIOD ENDED SEPTEMBER 30
                                  ---------------------------------
                                  2000   1999(b)(d)   1998(b)(d)(e)
                                  ----   ----------   -------------
PER SHARE DATA
Net asset value
  beginning of period.............         $ 8.70        $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......            ---         (0.03)
Net gain (loss) on securities
  (realized and unrealized).......           4.28         (1.26)
                                            -----         -----
Total from investment operations..           4.28         (1.29)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............            ---         (0.01)
Distributions
  (from realized gains)...........            ---           ---
                                            -----         -----
Total distributions...............            ---         (0.01)
                                            -----         -----
Net asset value end of period.....         $12.98        $ 8.70
                                            =====         =====
Total return (a)..................         49.20%       (12.95)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............        $16,877         $2,677
Ratio of expenses to
  average net assets .............          0.49%          1.39%
Ratio of net investment income
  (loss) to average net assets....          0.03%        (0.35)%
Portfolio turnover rate...........           361%           366%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SECURITY SMALL CAP GROWTH FUND (CLASS B)
--------------------------------------------------------------------------------
                                  FISCAL PERIOD ENDED SEPTEMBER 30
                                  ---------------------------------
                                  2000   1999(b)(d)   1998(b)(d)(e)
                                  ----   ----------   -------------
PER SHARE DATA
Net asset value
  beginning of period.............        $ 8.63         $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......         (0.14)         (0.13)
Net gain (loss) on securities
  (realized and unrealized).......          4.20          (1.24)
                                           -----          -----
Total from investment operations..          4.06          (1.37)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............           ---            ---
Distributions
  (from realized gains)...........           ---            ---
                                           -----          -----
Total distributions...............           ---            ---
                                           -----          -----
Net asset value end of period.....        $12.69         $ 8.63
                                           =====          =====
Total return (a)..................         47.05%       (13.70)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............         $2,430         $1,504
Ratio of expenses to
  average net assets .............          1.94%          2.38%
Ratio of net investment income
  (loss) to average net assets....        (1.41)%        (1.34)%
Portfolio turnover rate...........           361%           366%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SECURITY SMALL CAP GROWTH FUND (CLASS C)
--------------------------------------------------------------------------------
                                  FISCAL PERIOD ENDED SEPTEMBER 30
                                  --------------------------------
                                       2000     1999(b)(d)(f)
                                       ----     -------------
PER SHARE DATA
Net asset value
  beginning of period.............                 $11.16

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......                  (0.07)
Net gain (loss) on securities
  (realized and unrealized).......                   1.77
                                                    -----
Total from investment operations..                   1.70

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............                    ---
Distributions
  (from realized gains)...........                    ---
                                                    -----
Total distributions...............                    ---
                                                    -----
Net asset value end of period.....                 $12.86
                                                    =====
Total return (a)..................                  15.23%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............                    $890
Ratio of expenses to
  average net assets..............                   1.47%
Ratio of net investment income
  (loss) to average net assets....                 (0.95)%
Portfolio turnover rate...........                    374%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ENHANCED INDEX FUND (CLASS A)
--------------------------------------------------------------------------------
                                  FISCAL PERIOD ENDED SEPTEMBER 30
                                  --------------------------------
                                        2000     1999(b)(g)
                                        ----     ----------
PER SHARE DATA
Net asset value
  beginning of period.............                 $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......                   0.03
Net gain (loss) on securities
  (realized and unrealized).......                   0.01
                                                    -----
Total from investment operations..                   0.04

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............                    ---
Distributions
  (from realized gains)...........                    ---
                                                    -----
Total distributions...............                    ---
                                                    -----
Net asset value end of period.....                 $10.04
                                                    =====
Total return (a)..................                  0.40%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............                 $7,589
Ratio of expenses to
  average net assets..............                  1.48%
Ratio of net investment income
  (loss) to average net assets....                  0.39%
Portfolio turnover rate...........                    68%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ENHANCED INDEX FUND (CLASS B)
--------------------------------------------------------------------------------
                                  FISCAL PERIOD ENDED SEPTEMBER 30
                                  --------------------------------
                                        2000     1999(b)(g)
                                        ----     ----------
PER SHARE DATA
Net asset value
  beginning of period.............                $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......                 (0.02)
Net gain (loss) on securities
  (realized and unrealized).......                  0.01
                                                   -----
Total from investment operations..                 (0.01)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............                   ---
Distributions
  (from realized gains)...........                   ---
                                                   -----
Total distributions...............                   ---
                                                   -----
Net asset value end of period.....                $ 9.99
                                                   =====
Total return (a)..................                (0.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............                 $9,591
Ratio of expenses to
  average net assets..............                  2.20%
Ratio of net investment income
  (loss) to average net assets....                (0.33)%
Portfolio turnover rate...........                    68%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ENHANCED INDEX FUND (CLASS C)
--------------------------------------------------------------------------------
                                  FISCAL PERIOD ENDED SEPTEMBER 30
                                  --------------------------------
                                     2000        1999(b)(f)(g)
                                     ----        -------------
PER SHARE DATA
Net asset value
  beginning of period.............                  $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......                   (0.01)
Net gain (loss) on securities
  (realized and unrealized).......                    0.01
                                                     -----
Total from investment operations..                    0.00

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............                     ---
Distributions
  (from realized gains)...........                     ---
                                                     -----
Total distributions...............                     ---
                                                     -----
Net asset value end of period.....                  $10.00
                                                     =====
Total return (a)..................                    0.00%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............                   $5,205
Ratio of expenses to
  average net assets..............                    2.05%
Ratio of net investment income
  (loss) to average net assets....                  (0.18)%
Portfolio turnover rate...........                      68%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INTERNATIONAL FUND (CLASS A)
--------------------------------------------------------------------------------
                                  FISCAL PERIOD ENDED SEPTEMBER 30
                                  --------------------------------
                                       2000     1999(b)(d)(g)
                                       ----     -------------
PER SHARE DATA
Net asset value
  beginning of period.............                 $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......                  (0.03)
Net gain (loss) on securities
  (realized and unrealized).......                  (0.28)
                                                    -----
Total from investment operations..                  (0.31)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............                    ---
Distributions
  (from realized gains)...........                    ---
                                                    -----
Total distributions...............                    ---
                                                    -----
Net asset value end of period.....                 $ 9.69
                                                    =====
Total return (a)..................                 (3.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............                  $2,928
Ratio of expenses to
  average net assets..............                   2.50%
Ratio of net investment income
  (loss) to average net assets....                 (0.41)%
Portfolio turnover rate...........                    115%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INTERNATIONAL FUND (CLASS B)
--------------------------------------------------------------------------------
                                  FISCAL PERIOD ENDED SEPTEMBER 30
                                  --------------------------------
                                       2000     1999(b)(d)(g)
                                       ----     -------------
PER SHARE DATA
Net asset value
  beginning of period.............                 $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......                  (0.07)
Net gain (loss) on securities
  (realized and unrealized).......                  (0.28)
                                                    -----
Total from investment operations..                  (0.35)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............                    ---
Distributions
  (from realized gains)...........                    ---
                                                    -----
Total distributions...............                    ---
                                                    -----
Net asset value end of period.....                 $ 9.65
                                                    =====
Total return (a)..................                 (3.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............                  $2,028
Ratio of expenses to
  average net assets..............                   3.19%
Ratio of net investment income
  (loss) to average net assets....                 (1.09)%
Portfolio turnover rate...........                    115%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INTERNATIONAL FUND (CLASS C)
--------------------------------------------------------------------------------
                                  FISCAL PERIOD ENDED SEPTEMBER 30
                                  --------------------------------
                                     2000     1999(b)(d)(f)(g)
                                     ----     ----------------
PER SHARE DATA
Net asset value
  beginning of period.............                $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......                 (0.04)
Net gain (loss) on securities
  (realized and unrealized).......                 (0.28)
                                                   -----
Total from investment operations..                 (0.32)

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............                   ---
Distributions
  (from realized gains)...........                   ---
                                                   -----
Total distributions...............                   ---
                                                   -----
Net asset value end of period.....                $ 9.68
                                                   =====
Total return (a)..................                (3.20)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............                 $2,493
Ratio of expenses to
  average net assets..............                  2.78%
Ratio of net investment income
  (loss) to average net assets....                (0.71)%
Portfolio turnover rate...........                   115%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SELECT 25 FUND (CLASS A)
--------------------------------------------------------------------------------
                                  FISCAL PERIOD ENDED SEPTEMBER 30
                                  --------------------------------
                                        2000     1999(b)(g)
                                        ----     ----------
PER SHARE DATA
Net asset value
  beginning of period.............                $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......                 (0.05)
Net gain (loss) on securities
  (realized and unrealized).......                  0.58
                                                   -----
Total from investment operations..                  0.53

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............                   ---
Distributions
  (from realized gains)...........                   ---
                                                   -----
Total distributions...............                   ---
                                                   -----
Net asset value end of period.....                $10.53
                                                   =====
Total return (a)..................                  5.30%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............                $13,975
Ratio of expenses to
  average net assets..............                  1.48%
Ratio of net investment income
  (loss) to average net assets....                (0.75)%
Portfolio turnover rate...........                    14%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SELECT 25 FUND (CLASS B)
--------------------------------------------------------------------------------
                                  FISCAL PERIOD ENDED SEPTEMBER 30
                                  --------------------------------
                                        2000     1999(b)(g)
                                        ----     ----------
PER SHARE DATA
Net asset value
  beginning of period.............                $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......                 (0.09)
Net gain (loss) on securities
  (realized and unrealized).......                  0.61
                                                   -----
Total from investment operations..                  0.52

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............                   ---
Distributions
  (from realized gains)...........                   ---
                                                   -----
Total distributions...............                   ---
                                                   -----
Net asset value end of period.....                $10.52
                                                   =====
Total return (a)..................                  5.20%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............                $12,938
Ratio of expenses to
  average net assets..............                  2.19%
Ratio of net investment income
  (loss) to average net assets....                (1.47)%
Portfolio turnover rate...........                    14%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SELECT 25 FUND (CLASS C)
--------------------------------------------------------------------------------
                                  FISCAL PERIOD ENDED SEPTEMBER 30
                                  --------------------------------
                                       2000     1999(b)(f)(g)
                                       ----     -------------
PER SHARE DATA
Net asset value
  beginning of period.............                 $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......                  (0.09)
Net gain (loss) on securities
  (realized and unrealized).......                   0.64
                                                    -----
Total from investment operations..                   0.55

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............                    ---
Distributions
  (from realized gains)...........                    ---
                                                    -----
Total distributions...............                    ---
                                                    -----
Net asset value end of period.....                 $10.55
                                                    =====
Total return (a)..................                   5.50%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............                  $4,442
Ratio of expenses to
  average net assets..............                   2.07%
Ratio of net investment income
  (loss) to average net assets....                 (1.34)%
Portfolio turnover rate...........                     14%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SECURITY ULTRA FUND (CLASS A)
--------------------------------------------------------------------------------
                                           FISCAL YEAR ENDED SEPTEMBER 30
                                  ---------------------------------------------
                                  2000   1999(b)    1998(b)   1997(b)   1996(b)
                                  ----   -------    -------   -------   -------
PER SHARE DATA
Net asset value
  beginning of period.............       $ 7.65     $ 9.24    $ 8.25    $ 8.20

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......        (0.06)     (0.06)    (0.08)    (0.05)
Net gain (loss) on securities
  (realized and unrealized).......         3.51      (1.06)     1.65      1.10
                                          -----      -----     -----     -----
Total from investment operations..         3.45      (1.12)     1.57      1.05

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............          ---        ---       ---       ---
Distributions
  (from realized gains)...........        (1.91)     (0.47)    (0.58)    (1.00)
                                          -----      -----     -----     -----
Total distributions...............        (1.91)     (0.47)    (0.58)    (1.00)
                                          -----      -----     -----     -----
Net asset value end of period.....       $ 9.19     $ 7.65    $ 9.24    $ 8.25
                                          =====      =====     =====     =====
Total return (a)..................        50.91%   (12.45)%    20.57%    15.36%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............       $96,238    $67,554   $84,504   $74,230
Ratio of expenses to
  average net assets..............         1.21%      1.23%     1.71%     1.31%
Ratio of net investment income
  (loss) to average net assets....       (0.77)%    (0.64)%   (1.01)%   (0.61)%
Portfolio turnover rate...........           54%       116%       68%      161%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SECURITY ULTRA FUND (CLASS B)
--------------------------------------------------------------------------------
                                         FISCAL YEAR ENDED SEPTEMBER 30
                                  ---------------------------------------------
                                  2000   1999(b)    1998(b)   1997(b)   1996(b)
                                  ----   -------    -------   -------   -------
PER SHARE DATA
Net asset value
  beginning of period.............       $ 7.28     $ 8.90    $ 8.03    $ 8.11

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......        (0.14)     (0.14)    (0.15)    (0.13)
Net gain (loss) on securities
  (realized and unrealized).......         3.31      (1.01)     1.60      1.05
                                          -----      -----     -----     -----
Total from investment operations..         3.17      (1.15)     1.45      0.92

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............          ---        ---       ---       ---
Distributions
  (from realized gains)...........        (1.91)     (0.47)    (0.58)    (1.00)
                                          -----      -----     -----     -----
Total distributions...............        (1.91)     (0.47)    (0.58)    (1.00)
                                          -----      -----     -----     -----
Net asset value end of period.....       $ 8.54     $ 7.28    $ 8.90    $ 8.03
                                          =====      =====     =====     =====
Total return (a)..................        49.39%   (13.30)%    19.58%    13.81%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............        $7,818     $5,610    $5,964    $2,698
Ratio of expenses to
  average net assets..............         2.21%      2.23%     2.71%     2.31%
Ratio of net investment income
  (loss) to average net assets....       (1.77)%    (1.64)%   (2.01)%   (1.61)%
Portfolio turnover rate...........           54%       116%       68%      161%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SECURITY ULTRA FUND (CLASS C)
--------------------------------------------------------------------------------
                                  FISCAL PERIOD ENDED SEPTEMBER 30
                                  --------------------------------
                                        2000     1999(b)(f)
                                        ----     ----------
PER SHARE DATA
Net asset value
  beginning of period.............                $ 8.20

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......                 (0.07)
Net gain (loss) on securities
  (realized and unrealized).......                  0.98
                                                   -----
Total from investment operations..                  0.91

LESS DISTRIBUTIONS:
Dividends (from net
  investment income)..............                   ---
Distributions
  (from realized gains)...........                   ---
                                                   -----
Total distributions...............                   ---
                                                   -----
Net asset value end of period.....                $ 9.11
                                                   =====
Total return (a)..................                 11.10%

RATIOS/SUPPLEMENTAL DATA
Net assets end of
  period (thousands)..............                    $95
Ratio of expenses to
  average net assets..............                  2.21%
Ratio of net investment income
  (loss) to average net assets....                (1.75)%
Portfolio turnover rate...........                    54%
--------------------------------------------------------------------------------


(a) Total return information does not take into account any sales charge at time of purchase for Class A shares or upon redemption for Class B or Class C shares.

(b) Net investment income (loss) was computed using average shares outstanding throughout the period.

(c) Security Mid Cap Value Fund was initially capitalized on May 1, 1997, with a net asset value of $10 per share. Percentage amounts have been annualized, except for total return.

(d) Fund expenses were reduced by the Investment Manager during the period, and expense ratios absent such reimbursement would have been as follows:

     ---------------------------------------------------------------------------
                                1995               1996               1997
                          ----------------   ----------------   ----------------
                          CLASS A  CLASS B   CLASS A  CLASS B   CLASS A  CLASS B
     Total Return Fund     3.60%    4.70%     3.10%    3.90%     2.40%    3.30%
     Mid Cap Value Fund     ---      ---       ---      ---      1.90%    2.80%
     Small Cap Growth Fund  ---      ---       ---      ---       ---      ---
     International Fund     ---      ---       ---      ---       ---      ---
     ---------------------------------------------------------------------------


     -------------------------------------------------------------------
                                  1998                   1999
                            ----------------   -------------------------
                            CLASS A  CLASS B   CLASS A  CLASS B  CLASS C
     Total Return Fund       2.50%    3.40%     2.29%    3.23%    3.23%
     Mid Cap Value Fund      1.51%    2.59%      ---      ---      ---
     Small Cap Growth Fund   2.40%    3.38%     1.49%    2.94%    2.47%
     International Fund       ---      ---      4.69%    5.37%    4.97%
     -------------------------------------------------------------------

(e) Security Small Cap Growth Fund was initially capitalized on October 15, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.


(f)  Class "C" Shares  were  initially  offered  for sale on January  29,  1999.
     Percentage  amounts  for  the  period,   except  total  return,  have  been
     annualized.

(g) Security Enhanced Index Fund, Security International Fund and Security Select 25 Fund were initially capitalized on January 29, 1999, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

                                   APPENDIX A
================================================================================


REDUCED SALES CHARGES

CLASS A SHARES -- Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Funds alone or in combination with Class A shares of other Security Funds.

For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention, the term "Purchaser" includes the following persons: an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION -- To reduce sales charges on purchases of Class A shares of a Fund, a Purchaser may combine all previous purchases of the Funds with a contemplated current purchase and receive the reduced applicable front-end sales charge. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

Rights of accumulation also apply to purchases representing a combination of the Class A shares of the Funds, and other Security Funds, except Security Cash Fund, in those states where shares of the fund being purchased are qualified for sale.

STATEMENT  OF  INTENTION  -- A  Purchaser  may  choose  to sign a  Statement  of
Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of the Funds, and other Security Funds, except Security Cash Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Shares equal to five percent (5%) of the amount specified in the Statement of Intention will be held in escrow until the statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges.

A Statement of Intention may be revised during the 13-month (or, if applicable, 36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. A Statement of Intention may be obtained from the Funds.

REINSTATEMENT PRIVILEGE -- Shareholders who redeem their Class A shares of the Funds have a one-time privilege (1) to reinstate their accounts by purchasing Class A shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Security Funds, without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a shareholder must provide written notice and a check in the amount of the reinvestment within thirty days after the redemption request; the reinstatement will be made at the net asset value on the date received by the Fund or the Security Funds, as appropriate.

PURCHASES AT NET ASSET VALUE -- Class A shares of the Funds may be purchased at net asset value by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds.

Class A shares of the Funds may be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. Class A shares of the Funds may also be purchased at net asset value when the purchase is made by retirement plans that
(i) buy shares of the Security Funds worth $500,000 or more; (ii) have 100 or more eligible employees at the time of purchase; (iii) certify it expects to have annual plan purchases of shares of Security Funds of $200,000 or more; (iv) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Security Funds relating to such plans; or (v) have at the time of purchase, aggregate assets of at least $1,000,000. Purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

The Distributor must be notified when a purchase is made that qualifies under any of the above provisions.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
BY TELEPHONE -- Call 1-800-888-2461.

BY MAIL -- Write to:
Security Management Company, LLC
700 SW Harrison
Topeka, KS 66636-0001

ON THE INTERNET -- Reports and other information about the Funds can be viewed online or downloaded from:

SEC: On the EDGAR Database at http://www.sec.gov

SMC, LLC: http://www.securitybenefit.com

Additional information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.
--------------------------------------------------------------------------------

ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION -- The Funds' Statement of Additional Information and the Funds' annual or semi-annual reports are available, without charge upon request by calling the Funds' toll-free telephone number 1-800-888-2461, extension 3127. Shareholder inquiries should be addressed to SMC, LLC, 700 SW Harrison Street, Topeka, Kansas 66636-0001, or by calling the Funds' toll-free telephone number listed above. The Funds' Statement of Additional Information is incorporated into this prospectus by reference.

Each Fund's Investment Company Act file number is listed below:

                  Security Equity Fund                811-1136
                  *  Security Equity Series
                  *  Security Global Series
                  *  Security Total Return Series
                  *  Security Mid Cap Value Series
                  *  Security Small Cap Growth Series
                  *  Security Enhanced Index Series
                  *  Security International Series
                  *  Security Select 25 Series
                  *  Security Large Cap Growth Series
                  *  Security Technology Series

                  Security Growth and Income Fund     811-0487

                  Security Ultra Fund                 811-1316






                                  www.securitybenefit.com
                                  [SDI LOGO]
                                  SECURITY DISTRIBUTORS, INC.
                                  A Member of The Security Benefit
                                  Group of Companies
                                  700 SW Harrison St., Topeka, Kansas 66636-0001

--------------------------------------------------------------------------------
SECURITY GROWTH AND INCOME FUND

SECURITY EQUITY FUND

*  EQUITY SERIES
*  GLOBAL SERIES
*  TOTAL RETURN SERIES
*  SOCIAL AWARENESS SERIES
*  MID CAP VALUE SERIES (FORMERLY THE VALUE SERIES)
*  SMALL CAP GROWTH SERIES (FORMERLY THE SMALL COMPANY SERIES)
*  ENHANCED INDEX SERIES
*  INTERNATIONAL SERIES
*  SELECT 25 SERIES
*  LARGE CAP GROWTH SERIES
*  TECHNOLOGY SERIES

SECURITY ULTRA FUND
Members of The Security Benefit Group of Companies
700 SW Harrison, Topeka, Kansas 66636-0001
(785) 431-3127
(800) 888-2461


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus dated February 1, 2001 as it may be supplemented from time to time. A prospectus may be obtained by writing Security Distributors, Inc., 700 SW Harrison Street, Topeka, Kansas 66636-0001, or by calling (785) 431-3127 or (800) 888-2461, ext. 3127.



STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 1, 2001
RELATING TO THE PROSPECTUS DATED February 1, 2001,
AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME
--------------------------------------------------------------------------------

INVESTMENT MANAGER
Security Management Company, LLC
700 SW Harrison Street
Topeka, Kansas 66636-0001

UNDERWRITER
Security Distributors, Inc.
700 SW Harrison Street
Topeka, Kansas 66636-0001

CUSTODIANS
UMB Bank, N.A.
928 Grand Avenue
Kansas City, Missouri 64106

State Street Bank and Trust Company
225 Franklin
Boston, Massachusetts 02110

INDEPENDENT AUDITORS

                                TABLE OF CONTENTS
================================================================================

GENERAL INFORMATION.........................................................   3
INVESTMENT OBJECTIVE AND POLICIES OF THE FUNDS..............................   4
   Security Growth and Income Fund..........................................   4
   Security Equity Fund.....................................................   6
   Security Ultra Fund......................................................  18
INVESTMENT METHODS AND RISK FACTORS.........................................  19
   Shares of Other Investment Companies.....................................  19
   Repurchase Agreements....................................................  19
   When Issued and Forward Commitment Securities............................  19
   American Depositary Receipts.............................................  20
   Restricted Securities....................................................  20
   Real Estate Securities...................................................  21
   Zero Coupon Securities...................................................  21
   Foreign Investment Risks.................................................  21
   Risks of Conversion to Euro..............................................  22
   Brady Bonds..............................................................  22
   Emerging Countries.......................................................  22
   Political and Economic Risks.............................................  22
   Religious and Ethnic Instability.........................................  23
   Foreign Investment Restrictions..........................................  23
   Non-Uniform Corporate Disclosure Standards and Governmental Regulation...  23
   Adverse Market Characteristics...........................................  23
   Non-U.S. Withholding Taxes...............................................  23
   Currency Risk............................................................  23
   Put and Call Options.....................................................  24
INVESTMENT POLICY LIMITATIONS...............................................  35
   Fundamental Policies.....................................................  36
   Operating Policies.......................................................  36
OFFICERS AND DIRECTORS......................................................  37
REMUNERATION OF DIRECTORS AND OTHERS........................................  38
PRINCIPAL HOLDERS OF SECURITIES.............................................  39
HOW TO PURCHASE SHARES......................................................  40
   Alternative Purchase Options.............................................  40
   Class A Shares...........................................................  41
   Security Equity Fund's Class A Distribution Plan.........................  41
   Class B Shares...........................................................  42
   Class B Distribution Plan................................................  42
   Class C Shares...........................................................  43
   Class C Distribution Plan................................................  43

   Class S Shares...........................................................  43
   Class S Distribution Plan................................................  43

   Calculation and Waiver of Contingent Deferred Sales Charges..............  44
   Arrangements With Broker-Dealers and Others..............................  44
   Purchases at Net Asset Value.............................................  45
   Purchases for Employer-Sponsored Retirement Plans........................  46
ACCUMULATION PLAN...........................................................  46
SYSTEMATIC WITHDRAWAL PROGRAM...............................................  47
INVESTMENT MANAGEMENT.......................................................  47
   Portfolio Management.....................................................  52
   Code of Ethics...........................................................  53
DISTRIBUTOR.................................................................  54
ALLOCATION OF PORTFOLIO BROKERAGE...........................................  54
BROKERAGE ENHANCEMENT PLAN..................................................  56
HOW NET ASSET VALUE IS DETERMINED...........................................  57
HOW TO REDEEM SHARES........................................................  58
   Telephone Redemptions....................................................  59
HOW TO EXCHANGE SHARES......................................................  59
   Exchange by Telephone....................................................  60
DIVIDENDS AND TAXES.........................................................  60
   Passive Foreign Investment Companies.....................................  62
   Options, Futures and Forward Contracts and Swap Agreements...............  63
   Market Discount..........................................................  63
   Original Issue Discount..................................................  63
   Constructive Sales.......................................................  64
   Foreign Taxation.........................................................  64
   Foreign Currency Transactions............................................  64
   Other Taxes..............................................................  64
ORGANIZATION................................................................  64
CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT.........................  65
INDEPENDENT AUDITORS........................................................  65
PERFORMANCE INFORMATION.....................................................  65
RETIREMENT PLANS............................................................  67
INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) ......................................  67
ROTH IRAS...................................................................  68
EDUCATION IRAS..............................................................  68
SIMPLE IRAS.................................................................  68
PENSION AND PROFIT-SHARING PLANS............................................  69
403(B) RETIREMENT PLANS.....................................................  69
SIMPLIFIED EMPLOYEE PENSION PLANS (SEPPS) ..................................  69
FINANCIAL STATEMENTS........................................................  69
APPENDIX A..................................................................  70
APPENDIX B..................................................................  71

GENERAL INFORMATION

Security Growth and Income Fund, Security Equity Fund and Security Ultra Fund were organized as Kansas corporations on February 2, 1944, November 27, 1961 and April 20, 1965, respectively. The name of Security Growth and Income Fund
(formerly Security Investment Fund) was changed effective July 6, 1993. The Funds are registered with the Securities and Exchange Commission ("SEC") as investment companies. Such registration does not involve supervision by the SEC of the management or policies of the Funds. The Funds are open-end investment companies that, upon the demand of the investor, must redeem their shares and pay the investor the current net asset value thereof. (See "How to Redeem Shares," page 58.)

Each of Security Growth and Income Fund ("Growth and Income Fund"), the Equity Series ("Equity Fund"), Global Series ("Global Fund"), Total Return Series ("Total Return Fund"), Social Awareness Series ("Social Awareness Fund"), Mid Cap Value Series ("Mid Cap Value Fund"), Small Cap Growth Series ("Small Cap Growth Fund"), Enhanced Index Series ("Enhanced Index Fund"), International Series ("International Fund"), Select 25 Series ("Select 25 Fund"), Large Cap Growth Series ("Large Cap Growth Fund") and Technology Series ("Technology Fund") of Security Equity Fund, and Security Ultra Fund ("Ultra Fund") (collectively, the "Funds") has its own investment objective and policies which are described on the following pages. While there is no present intention to do so, the investment objective and policies of each Fund, unless otherwise noted, may be changed by its Board of Directors without the approval of stockholders. Each of the Funds is also required to operate within limitations imposed by its fundamental investment policies which may not be changed without stockholder approval. These limitations are set forth under "Investment Policy Limitations," beginning on page 35. An investment in one of the Funds does not constitute a complete investment program.

The value of the shares of each Fund fluctuates, reflecting fluctuations in the value of the portfolio securities and, to the extent it is invested in foreign securities, its net currency exposure. Each Fund may realize losses or gains when it sells portfolio securities and will earn income to the extent that it receives dividends or interest from its investments. (See "Dividends and Taxes," page 60.)


The Funds' shares are sold to the public at net asset value, plus a sales commission which is allocated between the principal underwriter and dealers who sell the shares ("Class A Shares"), or at net asset value with a contingent deferred sales charge ("Class B Shares, Class C and Class S Shares"). (See "How to Purchase Shares," page 40.)


Professional investment advice is provided to each Fund by Security Management Company, LLC (the "Investment Manager"). The Investment Manager has engaged OppenheimerFunds, Inc. ("Oppenheimer") to provide investment advisory services to Global Fund, Strong Capital Management, Inc. ("Strong") to provide investment advisory services to Small Cap Growth Fund, Bankers Trust Company ("Bankers Trust") to provide investment advisory services to Enhanced Index Fund and International Fund and Wellington Management Company, LLP ("Wellington") to provide investment advisory services to Technology Fund.

The Funds receive investment advisory, administrative, accounting, and transfer agency services from the Investment Manager for a fee. The fee for each of the Growth and Income, Equity and Ultra Funds, on an annual basis, is 2% of the first $10 million of the average net assets, 1 1/2% of the next $20 million of the average net assets and 1% of the remaining average net assets of the respective Funds, determined daily and payable monthly. The fee paid by Global Fund, on an annual basis, is 2% of the first $70 million of the average net assets, and 1 1/2% of the remaining average net assets, determined daily and payable monthly.

Separate fees are paid by Total Return, Social Awareness, Mid Cap Value, Small Cap Growth, Enhanced Index, International, Select 25, Large Cap Growth and
Technology   Funds,   to  the  Investment   Manager  for  investment   advisory,
administrative and transfer agency services. The investment advisory fee for Social Awareness, Mid Cap Value, Small Cap Growth, Large Cap Growth and Technology Funds on an annual basis is equal to 1% of the average daily net assets of each Fund, calculated daily and payable monthly. The investment advisory fee for Enhanced Index, Total Return and Select 25 Funds is equal to
 .75% of the average daily net assets of each Fund, calculated daily and payable monthly. The investment advisory fee for International Fund is equal to 1.10% of the average daily net assets of the Fund, calculated daily and payable monthly. The administrative fee for the Total Return, Social Awareness, Mid Cap Value, Small Cap Growth, Enhanced Index, Select 25 and Large Cap Growth Funds on an annual basis is equal to .09% of the average daily net assets of each respective Fund. The administrative fee for International Fund on an annual basis is equal to .045% of the average daily net assets of the Fund plus the greater of .10% of its average net assets or (i) $45,000 in the year ending January 31, 2001; or
(ii)  $60,000  in  the  year  ending  January  31,  2002  and  thereafter.   The
administrative fee for Technology Fund on an annual basis is equal to .045% of the average daily net assets of the Fund plus the greater of .10% of its average net assets or (i) $30,000 in the year ending April 30, 2001; (ii) $45,000 in the year ending April 30, 2002 or (iii) $60,000 thereafter. The transfer agency fee for the Total Return, Social Awareness, Mid Cap Value, Small Cap Growth, Enhanced Index, International, Select 25, Large Cap Growth and Technology Funds consists of an annual maintenance fee of $8.00 per account, and a transaction fee of $1.00 per transaction.


The Investment Manager bears all expenses of the Funds (except Total Return, Social Awareness, Mid Cap Value, Small Cap Growth, Enhanced Index, International, Select 25, Large Cap Growth and Technology Funds) except for its fees and the expenses of brokerage commissions, interest, taxes, Class B, Class C and Class S distribution fees, and extraordinary expenses approved by the Board of Directors of the Funds. The Total Return, Social Awareness, Mid Cap Value, Small Cap Growth, Enhanced Index, International, Select 25, Large Cap
Growth and Technology Funds pay all of their expenses not assumed by the Investment Manager or Security Distributors, Inc. (the "Distributor") as described under "Investment Management," page 47.

The Investment Manager has agreed that the total annual expenses of any class or Series of a Fund (including the management fee and its other fees, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B, Class C and Class S distribution fees) will not exceed any expense limitation imposed by any state. See "Investment Management," page 47 for a discussion of the Investment Manager and the Investment Management and Services Agreements.

Under a Distribution Plan adopted with respect to the Class A shares of Small Cap Growth, Enhanced Index, International, Select 25, Large Cap Growth and Technology Funds, pursuant to Rule 12b-1 under the Investment Company Act of 1940, each such Fund is authorized to pay the Distributor an annual fee of .25% of the average daily net assets of the Class A shares of the respective Funds to finance various distribution and service-related activities. Under Distribution Plans adopted with respect to the Class B shares, Class C shares and Class S of the Funds, pursuant to Rule 12b-1, each Fund is authorized to pay the Distributor an annual fee of 1.00% of the average daily net assets of the Class B shares, Class C shares and Class S shares, respectively, of the Funds to finance various distribution and service-related activities. (See "Class A Distribution Plan," page 41, "Class B Distribution Plan," page 42, "Class C Distribution Plan," page 43 and "Class S Distribution Plan," page 43.)


INVESTMENT OBJECTIVE AND POLICIES OF THE FUNDS

SECURITY GROWTH AND INCOME FUND -- The investment objective of Growth and Income Fund is long-term growth of capital with a secondary emphasis on income. The value of Growth and Income Fund's shares will fluctuate with changes in the market value of the Fund's investments. The investment objective and policies of Growth and Income Fund may be altered by the Board of Directors without the approval of stockholders of the Fund. There can be no assurance that the stated investment objective will be achieved.


The policy of Growth and Income Fund is to invest in a diversified portfolio which will ordinarily consist principally of common stocks (which may include American Depositary Receipts ("ADRs")), but may also include other securities when deemed advisable. Such other securities may include (i) securities convertible into common stocks; (ii) preferred stocks; (iii) debt securities issued by U.S. corporations; (iv) securities issued by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (v) securities issued by foreign governments, their agencies, and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (vi) higher yielding, high risk debt securities (commonly referred to as "junk bonds"); (vii) zero coupon securities; and (viii) securities of other investment companies. The Fund may also invest in warrants. However, as an operating policy such investment may not exceed 5% of its total assets valued at the lower of cost or market. Included in that amount, but not to exceed 2% of the value of the Fund's assets may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value. In the selection of securities for investment, the potential for appreciation and future dividends is given more weight than current dividends. The Fund may also invest in any other type of security or instrument whose investment characteristics are consistent with the Fund's investment program.


Except when in a temporary defensive position, Growth and Income Fund will maintain at least 25% of its assets invested in securities selected for their capital growth potential, principally common stocks, and at least another 25% of its total assets invested in securities which provide income.

With respect to Growth and Income Fund's investment in debt securities, there is no percentage limitation on the amount of the Fund's assets that may be invested in securities within any particular rating classification (see Appendix A for a more complete description of the corporate bond ratings), and the Fund may invest without limit in unrated securities. Growth and Income Fund may invest in securities rated Baa by Moody's Investors Service, Inc., or BBB by Standard & Poor's Corporation. Baa securities are considered to be "medium grade" obligations by Moody's and BBB is the lowest classification which is still considered an "investment grade" rating by Standard & Poor's. Bonds rated Baa by Moody's or BBB by Standard & Poor's have speculative characteristics and may be more susceptible than higher grade bonds to adverse economic conditions or other adverse circumstances which may result in a weakened capacity to make principal and interest payments. In addition, the Fund may invest in higher yielding, longer-term debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). These include securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's and are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. However, the Investment Manager will not rely principally on the ratings assigned by the rating services. Because Growth and Income Fund may invest in lower rated securities and unrated securities of comparable quality, the achievement of the Fund's investment objective may be more dependent on the Investment Manager's own credit analysis than would be the case if investing in higher rated securities.

As discussed above, Growth and Income Fund may invest in foreign debt securities that are denominated in U.S. dollars. Such foreign debt securities may include debt of foreign governments, including Brady Bonds, and debt of foreign corporations. The Fund expects to limit its investment in foreign debt securities, excluding Canadian securities, to not more than 15% of its total assets and its investment in debt securities of issuers in emerging markets, excluding Brady Bonds, to not more than 5% of its net assets. See the discussion of the risks associated with investing in foreign securities and, in particular, Brady Bonds and emerging markets under "Investment Methods and Risk Factors."

Growth and Income Fund may purchase securities on a "when issued," "forward commitment" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. As an operating policy, the Fund may not invest more than 10% of its total assets in securities which are restricted as to disposition under the federal securities laws. The Fund may purchase without regard to this limitation, restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") subject to the Fund's policy that not more than 15% of its net assets may be invested in illiquid securities. From time to time, Growth and Income Fund may purchase government bonds or commercial notes for temporary defensive purposes. The Fund may also utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses. See the discussion of when issued securities, restricted securities, and repurchase agreements under "Investment Methods and Risk Factors" and see the discussion of restricted securities under the same heading in the prospectus.

The Fund may enter into futures contracts (a type of derivative) to hedge all or a portion of its portfolio, as an efficient means of adjusting its exposure to the stock market or to increase returns. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Fund's net asset value. The Fund may also invest in options contracts and in other investment companies, such as index-based securities. See "Investment Methods and Risk Factors."

The Fund may invest in real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. See the discussion of real estate securities under "Investment Methods and Risk Factors."

The Fund may also invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

Growth and Income Fund's policy is to diversify its investments among various industries, but freedom of action is reserved (at times when deemed appropriate for the attainment of its investment objectives) to invest up to 25% of its assets in one industry. This is a fundamental policy of Growth and Income Fund which cannot be changed without stockholder approval.

There is no restriction on Growth and Income Fund's portfolio turnover, but it is the Fund's practice to invest its funds for long-term growth and secondarily for income. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year. The Fund will not usually trade securities for short-term profits.


SPECIAL RISKS OF HIGH YIELD INVESTING. Because Growth and Income Fund may invest in the high yield, high risk debt securities (commonly referred to as "junk bonds") described above, its share price and yield may fluctuate more than the share price and yield of a fund investing in higher quality, shorter-term securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high yield bond prices because an advent of such events could lessen the ability of highly leveraged companies to make principal and interest payments on its debt securities. In addition, the secondary trading market for high yield bonds may be less liquid than the market for higher grade bonds, which can adversely affect the ability of Growth and Income Fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.


SECURITY EQUITY FUND -- Security Equity Fund currently issues its shares in eleven series--Equity Series ("Equity Fund"), Global Series ("Global Fund"), Total Return Series ("Total Return Fund"), Social Awareness Series ("Social Awareness Fund"), Mid Cap Value Series ("Mid Cap Value Fund"), Small Cap Growth Series ("Small Cap Growth Fund"), Enhanced Index Series ("Enhanced Index Fund"), International Series ("International Fund"), Select 25 Series ("Select 25 Fund"), Large Cap Growth Series ("Large Cap Growth Fund") and Technology Series ("Technology Fund"). The assets of each Series are held separate from the assets of the other Series and each Series has an investment objective which differs from that of the other Series. The investment objective and policies of each Series are described below. There are risks inherent in the ownership of any security and there can be no assurance that such investment objective will be achieved.

Although there is no present intention to do so, the investment objective of the Funds may be altered by the Board of Directors without the approval of stockholders of the Fund.

EQUITY FUND. The investment objective of Equity Fund is to provide a medium for investment in equity securities to complement fixed-obligation types of investments. Emphasis will be placed upon selection of those securities which in the opinion of the Investment Manager offer basic value and have the most long-term capital growth potential. Income potential will be considered in selecting investments, to the extent doing so is consistent with the Fund's investment objective of long-term capital growth.


Equity Fund ordinarily will have at least 65% of its total assets invested in a broadly diversified selection of common stocks (which may include ADRs) and of preferred stocks convertible into common stocks. However, the Fund reserves the right to invest temporarily in fixed income securities or in cash and money market instruments. The Fund may also invest in any other type of security or instrument whose investment characteristics are consistent with the Fund's investment program. The Fund may invest in repurchase agreements, certificates of deposit issued by banks or other bank demand accounts, pending investment in other securities or to meet potential redemptions or expenses. Equity Fund's investment policy, with emphasis on investing in securities for potential capital enhancement possibilities, may involve a more rapid portfolio turnover than other investment companies.


Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year. It is not the policy of Equity Fund to purchase securities for trading purposes. Nevertheless, securities may be disposed of without regard to the length of time held if such sales are deemed advisable in order to meet the Fund's investment objective. Equity Fund does not intend to purchase restricted stock.

The Fund may invest in options, futures and other investment companies (such as index-based securities). See "Investment Methods and Risk Factors."

GLOBAL FUND. The investment objective of Global Fund is to seek long-term growth of capital primarily through investment in securities of companies domiciled in foreign countries and the United States. Global Fund will seek to achieve its objective through investment in a diversified portfolio of securities which under normal circumstances will consist primarily of various types of common stocks and equivalents (the following constitute equivalents: convertible debt securities, REITs, warrants and options). The Fund may also invest in preferred stocks, bonds and other debt obligations, which include money market instruments of foreign and domestic companies and the U.S. Government and foreign governments, governmental agencies and international organizations. The Fund may also invest in any other type of security or instrument whose investment characteristics are consistent with the Fund's investment program. For a full description of the Fund's investment objective and policies, see the prospectus.

In seeking to achieve its investment objective, Global Fund can, but is not required to, engage in the following investment practices:

SETTLEMENT TRANSACTIONS. Global Fund can, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transactions. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as "transaction hedging."

To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Fund may purchase or sell foreign currencies on a "spot" (i.e. cash) basis or on a forward basis whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt of delivery at a specified date which may be any fixed number of days in the future.

Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio or securities or prevent loss if the price of such securities should decline.


PORTFOLIO   HEDGING.   When,   in  the   opinion  of  the  Fund's   Sub-Adviser,
OppenheimerFunds, it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, Global Fund can enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. The Fund can also enter into forward currency exchange contracts to increase its exposure to a foreign currency that OppenheimerFunds expects to increase in value relative to the United States dollar. The Fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by OppenheimerFunds. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Fund seeks to limit its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The precise matching of the amounts under forward contracts and the value of its securities involved will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold.


FORWARD COMMITMENTS. Global Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will enter into such contracts with the intention of acquiring the securities, it may dispose of a commitment prior to settlement if OppenheimerFunds deems it appropriate to do so.

COVERED CALL OPTIONS. Global Fund may seek to preserve capital by writing covered call options on securities which it owns. Such an option on an underlying security would obligate the Fund to sell, and give the purchaser of the option the right to buy, that security at a stated exercise price at any time until a stated expiration date of the option.

REPURCHASE AGREEMENTS. A repurchase agreement is a contract under which Global Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Although the Fund may enter into repurchase agreements with respect to any portfolio securities which it may acquire consistent with its investment policies and restrictions, it is the Fund's present intention to enter into repurchase agreements only with respect to obligations of the United States Government or its agencies or instrumentalities to meet anticipated redemptions or pending investment or reinvestment of Fund assets in portfolio securities. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. Repurchase agreements will be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by Global Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund may enter into repurchase agreements only with
(a) securities dealers that have a total capitalization of at least $40,000,000 and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit balances, or (b) banks that have at least $1,000,000,000 in assets and a net worth of at least $100,000,000 as of its most recent annual report. In addition, the aggregate repurchase price of all repurchase agreements held by the Fund with any broker shall not exceed 15% of the total assets of the Fund or $5,000,000, whichever is greater. The Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and other illiquid investments would exceed 10%. The operating expenses of Global Fund can be expected to be higher than those of an investment company investing exclusively in United States securities.

RULE 144A SECURITIES. As an operating policy, the Fund may not invest more than 10% of its total assets in securities which are restricted as to disposition under the federal securities laws. The Fund may purchase without regard to this limitation, restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") subject to the
Fund's policy that not more than 15% of its net assets may be invested in illiquid securities. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.


TOTAL RETURN FUND. The investment objective of Total Return Fund is to seek high total return, consisting of capital appreciation and current income. The Fund seeks this objective by investing, under normal circumstances, in a well-diversified portfolio of stocks of U.S. companies in different capitalization ranges. The Fund may also invest in stocks offering the potential for current income and in fixed income securities in any rating category. As an operating policy, the Fund may not invest more than 10% of its total assets in securities which are restricted as to disposition under the federal securities laws. The Fund may purchase without regard to this limitation, restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") subject to the Fund's policy that not more than 15% of its net assets may be invested in illiquid securities. The Total Return Fund may also invest in (i) preferred stocks; (ii) warrants;
(iii) dollar denominated foreign securities; and (iv) securities of other investment companies. The Fund may purchase securities on a "when-issued," "forward commitment" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. The Fund may also invest in any other type of security or instrument whose investment characteristics are consistent with the Fund's investment program. The Fund reserves the right to invest its assets temporarily in cash or money market instruments when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. The Fund may utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses. See the discussion of when-issued securities, restricted securities and repurchase agreements under "Investment Methods and Risk Factors."


To choose stocks, the Investment Manager uses a blended approach, investing in growth stocks and in value stocks. The Investment Manager will also invest in value-oriented stocks to attempt to reduce the Fund's potential volatility and possibly add to current income. In choosing the balance of growth stocks and value stocks, the Investment Manager compares the potential risks and rewards of each category.

The Fund typically sells a stock when the reasons for buying it no longer apply, or when the company begins to show deteriorating fundamentals or poor relative performance.

The Fund also may invest a portion of its assets in options and futures, which are used to hedge the Fund's portfolio, to increase returns or to maintain exposure to the equity markets.

SOCIAL AWARENESS FUND. The investment objective of Social Awareness Fund is to seek capital appreciation by investing in various types of securities which meet certain social criteria established for the Fund. Social Awareness Fund will invest in a diversified portfolio of common stocks (which may include ADRs), convertible securities, preferred stocks and debt securities. See "Investment Methods and Risk Factors" - "American Depositary Receipts." From time to time, the Fund may purchase government bonds or commercial notes on a temporary basis for defensive purposes. The Fund may also invest in any other type of security or instrument whose investment characteristics are consistent with the Fund's investment program, including any company in the Domini 400 Social Index.

Securities selected for their appreciation possibilities will be primarily common stocks or other securities having the investment characteristics of common stocks, such as securities convertible into common stocks. Securities will be selected on the basis of their appreciation and growth potential. Securities considered to have capital appreciation and growth potential will often include securities of smaller and less mature companies. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. They may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Their securities may trade less frequently and in limited volume, and only in the OTC market or on smaller securities exchanges. As a result, the securities of smaller companies may have limited marketability and may be subject to more abrupt or erratic changes in value than securities of larger, more established companies. The Fund may also invest in larger companies where opportunities for above-average capital appreciation appear favorable and the Fund's social criteria are satisfied.

The Social Awareness Fund may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio, as an efficient means of adjusting its exposure to the stock market or to increase returns. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Fund's net assets. The Fund may also write call and put options on a covered basis and purchase put and call options on securities and financial indices. The value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets. Under normal circumstances, the Fund will invest all of its assets in issuers that meet its social criteria as set forth below and that offer investment potential. Because of the limitations on investment imposed by the social criteria, the availability of investment opportunities for the Fund may be limited as compared to those of similar funds which do not impose such restrictions on investment.

The Social Awareness Fund will not invest in securities of companies that engage in the production of nuclear energy, alcoholic beverages or tobacco products.

In addition, the Fund will not invest in securities of companies that significantly engage in: (1) the manufacture of weapon systems; (2) practices that, on balance, have a detrimental effect on the environment; or (3) the gambling industry. The Fund will monitor the activities identified above to determine whether they are significant to an issuer's business. Significance may be determined on the basis of the percentage of revenue generated by, or the size of operations attributable to, such activities. The Fund may invest in an issuer that engages in the activities set forth above, in a degree that is not deemed significant by the Investment Manager. In addition, the Fund will seek out companies that have contributed substantially to the communities in which they operate, have a positive record on employment relations, have made substantial progress in the promotion of women and minorities or in the implementation of benefit policies that support working parents, or have taken notably positive steps in addressing environmental challenges.


The Investment Manager will evaluate an issuer's activities to determine whether it engages in any practices prohibited by the Fund's social criteria. In addition to its own research with respect to an issuer's activities, the Investment Manager will also rely on other organizations that publish information for investors concerning the social policy implications of corporate activities. The Investment Manager may rely upon information provided by advisory firms that provide social research on U.S. corporations, such as Kinder, Lydenberg & Domini & Co., Inc., and Social Investment Research Service. Investment selection on the basis of social attributes is a relatively new practice and the sources for this type of information are not well established. The Investment Manager will continue to identify and monitor sources of such information to screen issuers which do not meet the social investment restrictions of the Fund.


If after purchase of an issuer's securities by Social Awareness Fund, it is determined that such securities do not comply with the Fund's social criteria, the securities will be eliminated from the Fund's portfolio within a reasonable time. This requirement may cause the Fund to dispose of a security at a time when it may be disadvantageous to do so. All companies in the DSI 400 will be deemed to comply with the Fund's social criteria. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.


MID CAP VALUE FUND (FORMERLY VALUE FUND). The investment objective of Mid Cap Value Fund is to seek long-term growth of capital. The Fund will seek to achieve its objective through investment in a diversified portfolio of securities. Under normal circumstances the Fund will consist primarily of various types of common stock, which may include ADRs, and securities convertible into common stocks which the Investment Manager believes are undervalued relative to assets, earnings, growth potential or cash flows. See the discussion of ADRs under "Investment Methods and Risk Factors." Under normal circumstances, the Fund will invest at least 65% of its total assets in the securities of companies with total market value of $10 billion or below at the time of purchase and which the Investment Manager believes are undervalued.

The Mid Cap Value Fund may also invest in (i) preferred  stocks;  (ii) warrants;
(iii) investment grade debt securities (or unrated securities of comparable quality); and (iv) securities of other investment companies. The Fund may purchase securities on a "when-issued," "forward commitment" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. As an operating policy, the Fund may not invest more than 10% of its total assets in securities which are restricted as to disposition under the federal securities laws. The Fund may purchase without regard to this limitation, restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") subject to the
Fund's policy that not more than 15% of its net assets may be invested in illiquid securities. The Fund may also invest in any other type of security or instrument whose investment characteristics are consistent with the Fund's investment program. The Fund reserves the right to invest its assets temporarily in cash and money market instruments when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. The Fund may utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses. See the discussion of when-issued securities, restricted securities and repurchase agreements under "Investment Methods and Risk Factors."


Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year. A 100% turnover rate is substantially greater than that of most mutual funds.

SMALL CAP GROWTH FUND (FORMERLY SMALL COMPANY FUND). The investment objective of Small Cap Growth Fund is to seek long-term growth of capital. The Fund invests primarily in equity securities of small market capitalization companies ("small company stocks"). Market capitalization means the total market value of a company's outstanding common stock. The Fund anticipates that under normal market conditions, the Fund will invest at least 65% of its assets in equity securities of domestic and foreign companies with market capitalizations substantially similar to that of the companies in the Russell 2000 Growth Index at the time of purchase. The equity securities in which the Fund may invest include common stocks, preferred stocks (both convertible and non-convertible), warrants and rights. It is anticipated that the Fund will invest primarily in companies whose securities are traded on foreign or domestic stock exchanges or in the OTC market. The Fund also may invest in securities of emerging growth companies. Emerging growth companies are companies which have passed their start-up phase and which show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time.

Under normal conditions, the Fund intends to invest primarily in small company stocks; however, the Fund is also permitted to invest up to 35% of its assets in equity securities of domestic and foreign issuers with market capitalizations which exceed that of companies in the Russell 2000 Growth Index, debt obligations and domestic and foreign money market instruments, including bankers acceptances, certificates of deposit and discount notes of U.S. Government securities. Debt obligations in which the Fund may invest will be investment grade debt obligations, although the Fund may invest up to 5% of its assets in non-investment grade debt obligations. In addition, for temporary or emergency purposes, the Fund can invest up to 100% of total assets in cash, cash equivalents, U.S. Government securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by these types of securities. The Fund also may invest in reverse repurchase agreements and shares of non-affiliated investment companies. The Fund may also invest in any other type of security or instrument whose investment characteristics are consistent with the Fund's investment program. See the discussion of such securities under "Investment Methods and Risk Factors."

The Fund may purchase an unlimited number of foreign securities, including securities of companies in emerging markets. The Fund may invest in foreign securities, either directly or indirectly through the use of depositary receipts. Depositary receipts, including ADRs, European Depository Receipts ("EDRs") and American Depository Shares are generally issued by banks or trust companies and evidence ownership of underlying foreign securities. The Fund also may invest in securities of foreign investment funds or trusts (including passive foreign investment companies). See the discussion of foreign securities, emerging growth stocks, currency risk and ADRs under "Investment Methods and Risk Factors."

Some of the countries in which the Fund may invest may not permit direct investment by outside investors. Investment in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the Investment Company Act of 1940. See "Investment Methods and Risk Factors" - "Shares of Other Investment Companies" for more information.

The Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or risk management purposes. See the discussion of currency risk under "Investment Methods and Risk Factors."

At various times the Fund may invest in derivative instruments for hedging or risk management purposes or for any other permissible purpose consistent with the Fund's investment objective. Derivative transactions in which the Fund may engage include the writing of covered put and call options on securities and the purchase of put and call options thereon, the purchase of put and call options on securities indexes and exchange-traded options on currencies and the writing of put and call options on securities indexes. The Fund may enter into spread transactions and swap agreements. The Fund also may buy and sell financial futures contracts which may include interest-rate futures, futures on currency exchanges, and stock and bond index futures contracts. The Fund may enter into any futures contracts and related options without limit for "bona fide hedging" purposes (as defined in the Commodity Futures Trading Commission regulations) and for other permissible purposes, provided that aggregate initial margin and premiums on positions engaged in for purposes other than "bona fide hedging" will not exceed 5% of its net asset value, after taking into account unrealized profits and losses on such contracts. See "Investment Methods and Risk Factors" for more information on options, futures (and options thereon) and other derivative instruments.

The Fund may acquire warrants which are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. As an operating policy, the Fund may purchase warrants, valued at the lower of cost or market value, of up to 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on any recognized U.S. or foreign stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

The Fund may engage in short selling against the box, provided that no more that 15% of the value of the Fund's net assets is in deposits on short sales against the box at any one time. The Fund also may invest in REITs and other real estate industry companies or companies with substantial real estate investments. See the discussion of real estate securities under "Investment Methods and Risk Factors."

As an operating policy, the Fund may not invest more than 10% of its total assets in securities which are restricted as to disposition under the federal securities laws. The Fund may purchase without regard to this limitation, restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") subject to the Fund's policy that not more than 15% of its net assets may be invested in illiquid securities. See the discussion of restricted securities under "Investment Methods and Risk Factors." The Fund also may invest without limitation in securities purchased on a "when-issued," "forward commitment" or "delayed delivery" basis as discussed under "Investment Methods and Risk Factors."

While there is careful selection and constant supervision by the Fund's Sub-Adviser, Strong, there can be no guarantee that the Fund's objective will be achieved. Strong invests in companies whose earnings are believed to be in a relatively strong growth trend, and, to a lesser extent, in companies in which significant further growth is not anticipated but which are perceived to be undervalued. In identifying companies with favorable growth prospects, Strong considers factors such as prospects for above-average sales and earnings growth; high return on invested capital; overall financial strength; competitive advantages, including innovative products and services; effective research, product development and marketing; and stable, capable management.

Investing in securities of small-sized and emerging growth companies may involve greater risks than investing in larger, more established issuers since these securities may have limited marketability and, thus, they may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized companies than for larger, more established ones.

Securities of issuers in "special situations" also may be more volatile, since the market value of these securities may decline in value if the anticipated benefits do not materialize. Companies in "special situations" include, but are not limited to, companies involved in an acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer, a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the companies' securities; or a change in corporate control.

Although investing in securities of emerging growth companies or issuers in "special situations" offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies.

Portfolio turnover is the percentage of the lower of securities sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year. A 100% turnover rate is substantially greater than that of most mutual funds.

ENHANCED INDEX FUND. The investment objective of the Enhanced Index Fund is to outperform the Standard & Poor's 500 Composite Stock Price index (the "S&P 500(R) Index") through stock selection resulting in different weightings of common stocks relative to the index.

The Fund will include the common stock of companies included in the S&P 500. The S&P 500 is an index of 500 common stocks, most of which trade on the New York Stock Exchange Inc. (the "NYSE"). The Sub-Adviser, Bankers Trust, believes that the S&P 500 is representative of the performance of publicly traded common stocks in the U.S. in general.

In seeking to outperform the S&P 500, the Sub-Adviser starts with a portfolio of stocks representative of the holdings of the Index. It then uses a set of quantitative criteria that are designed to indicate whether a particular stock will predictably generate returns that will exceed or be less than the performance of the S&P 500. Based on these criteria, the Sub-Adviser determines whether the Fund should overweight, underweight or hold a neutral position in the stock relative to the proportion of the S&P 500 that the stock represents. While the majority of the issues held by the Fund will have neutral weightings to the S&P 500, approximately 100 will be over or underweighted relative to the index. In addition, the Sub-Adviser may determine based on the quantitative criteria that certain S&P 500 stocks should not be held by the Fund in any amount. The Fund may also invest in any other type of security or instrument whose investment characteristics are consistent with the Fund's investment program. As an operating policy, under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of companies in the index and in futures contracts representative of the stocks in the index. The Sub-Adviser intends to monitor the sector and security weightings of the Fund relative to the composition of the S&P 500 Index. As noted in the prospectus, the Sub-Adviser will overweight and underweight securities in the index based on whether they believe a stock will generate returns that will exceed or be less than the Index. While the Fund seeks to modestly outperform the S&P 500 Index, the Fund expects that its returns will have a coefficient correlation of .90% or better to the S&P 500 Index. The Sub-Adviser believes that the various quantitative criteria used to determine which issues to over or underweight will balance each other so that the overall risk of the Fund will not be materially different than risk of the S&P 500 itself.

ABOUT THE S&P 500. The S&P 500 is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the NYSE. Stocks in the S&P 500 are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price). The composition of the S&P 500 is determined by S&P and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. "Standard & Poor's(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of the McGraw-Hill Companies, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P").

INVESTMENT CONSIDERATIONS. The Fund may be appropriate for investors who are willing to endure stock market fluctuations in pursuit of potentially higher long-term returns. The Fund invests primarily for growth. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements.

As a mutual fund investing primarily in common stocks, the Fund is subject to market risk--i.e., the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

As a diversified mutual fund, no more than 5% of the assets of the Fund may be invested in the securities of one issuer (other than U.S. Government securities), except that up to 25% of the Fund's assets may be invested without regard to this limitation. The Fund will not invest more than 25% of its assets in the securities of issuers in any one industry. In the unlikely event that the S&P 500 should concentrate to an extent greater than that amount, the Fund's ability to achieve its objective may be impaired. No more than 15% of the Portfolio's net assets may be invested in illiquid or not readily marketable securities (including repurchase agreements and time deposits with maturities of more than seven days).

The Fund may maintain up to 25% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P 500. Securities index futures contracts and related options, warrants and convertible securities may be used for several reasons: to simulate full investment in the S&P 500 while retaining a cash fund for management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or S&P 500. These instruments may be considered derivatives. See "Investment Methods and Risk Factors" for more information about futures, options and warrants.

The following discussion contains more detailed information about types of instruments in which the Fund may invest and strategies the Sub-Adviser may employ in pursuit of the Fund's investment objective.

OTHER EQUITY SECURITIES. As part of one of the strategies used to outperform the S&P 500, the Fund may invest in the equity securities of companies that are not included in the S&P 500. These equity securities may include securities of companies that are the subject of publicly announced acquisitions or other major corporate transactions. Securities of some of these companies may perform much like a fixed income investment because the market anticipates that the transaction will likely be consummated, resulting in a cash payment for the securities. In such cases, the Fund may enter into securities index futures contracts and/or related options as described in this statement of additional information in order to maintain its exposure to the equity markets when investing in these companies. While this strategy is intended to generate additional gains for the Fund without materially increasing the risk to which the Fund is subject, there can be no assurance that the strategy will achieve its intended results.

SHORT-TERM INSTRUMENTS. When the Fund experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Fund's investment objective are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of: (i) short-term obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or by any of the states; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, of comparable quality in the opinion of the Sub-Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-Adviser.

U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by U.S. Government, its agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Funds may purchase securities on a "when-issued" or "delayed delivery" basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to the Portfolio until settlement takes place. See "Investment Methods and Risk Factors" - "When Issued Securities" for more information.

EQUITY INVESTMENTS. The Fund may invest in equity securities listed on any domestic securities exchange or traded in the OTC market as well as certain restricted or unlisted securities. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash or other liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by the Fund.

CONVERTIBLE SECURITIES. Convertible securities may be debt securities or preferred stocks that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

DERIVATIVES. The Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.

The Fund will only use derivatives for hedging purposes. While derivatives can be used as leveraged investments, the Fund may not use them to leverage its net assets. Derivatives will not be used to increase portfolio risk above the level that would be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Fund. The Fund will not invest in such instruments as part of a temporary defensive strategy (in anticipation of declining stock prices) to protect against potential market declines. See "Investment Methods and Risk Factors" for more information about options and futures.

INTERNATIONAL FUND. The investment objective of International Fund is long-term capital appreciation from investment in foreign equity securities (or other securities with equity characteristics); the production of any current income is incidental to this objective. The Fund invests primarily in established companies based in developed countries outside the United States, but may also invest in emerging market securities. There can be no assurance that the investment objective of the Fund will be achieved.

The Fund is designed for investors who are willing to accept short-term domestic and/or foreign stock market fluctuations in pursuit of potentially higher long-term returns.

The Fund is not itself a balanced investment plan. Investors should consider their investment objective and tolerance for risk when making an investment decision.

The value of the Fund's investments varies based upon many factors. Stock values fluctuate, sometimes dramatically, in response to the activities of individual companies and general market and economic conditions. Over time, however, stocks have shown greater long-term growth potential than other types of securities. Lower quality securities offer higher yields, but also carry more risk. Because many foreign investments are denominated in foreign currencies, changes in the value of these currencies can significantly affect the Fund's share price. General economic factors in the various world markets can also impact the value of an investor's investment. When an investor sells his or her shares, they may be worth more or less than what the investor paid for them.

The following is a discussion of the various investments of and techniques employed by the Fund. Additional information about the investment policies of the Fund appears in "Investment Methods and Risk Factors" herein.


Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in the equity securities of foreign issuers, consisting of common stock and other securities with equity characteristics. These issuers are primarily established companies based in developed countries outside the United States. However the Fund may also invest in securities of issuers in developing countries. Investments in these countries will be based upon what the Sub-Adviser, Bankers Trust, believes to be an acceptable degree of risk in anticipation of superior returns. The Fund will at all times be invested in the securities of issuers based in at least three countries other than the United States. For further discussion of the unique risks associated with investing in foreign securities in both developed and developing countries, see "Investment Objectives and Risk Factors" - "Certain Risks of Foreign Investing".


The Fund's investment will generally be diversified among several geographic regions and countries. Criteria for determining the appropriate distribution of investments among various countries and regions include the prospects for relative growth among foreign countries, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and the range of alternative opportunities available to international investors.

In countries and regions with well-developed capital markets where more information is available, Bankers Trust will seek to select individual investments for the Fund. Criteria for selection of individual securities include the issuer's competitive position, prospects for growth, management strength, earnings quality, underlying asset value, relative market value and overall marketability. The Fund may invest in securities of companies having various levels of net worth, including smaller companies whose securities may be more volatile than securities offered by larger companies with higher levels of net worth.

In other countries and regions where capital markets are underdeveloped or not easily accessed and information is difficult to obtain, the Fund may choose to invest only at the market level. Here the Fund may seek to achieve country exposure through use of options or futures based upon an established index of securities issued by local issuers. Similarly, country exposure may also be achieved through investments in other registered investment companies. Restrictions on both these types of investment are more fully described below.

The remainder of the Fund's assets will be invested in dollar and non-dollar denominated short-term instruments. These investments are subject to the conditions discussed in more detail below.

The Fund invests primarily in common stocks and other securities with equity characteristics. For purposes of the Fund's policy of investing at least 65% of the value of its total assets in the equity securities of foreign issuers, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants, and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock). The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets and may invest in restricted or unlisted securities.

As an operating policy, the Fund may not invest more than 10% of its total assets in securities which are restricted as to disposition under the federal securities laws. The Fund may purchase without regard to this limitation, restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") subject to the Fund's policy that not more than 15% of its total assets may be invested in illiquid securities.

The Fund may also utilize the following investments and investment techniques and practices: American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRS"), European Depositary Receipts ("EDRs"), when-issued and delayed delivery securities, securities lending, repurchase agreements, foreign currency exchange transactions, options on stocks, options on foreign stock indices, futures contracts on foreign stock indices, and options on futures contracts. The Fund may also invest in any other type of security or instrument whose investment characteristics are consistent with the Fund's investment program. See "Investment Methods and Risk Factors" for further information.

The Fund intends to stay invested in the securities described above to the extent practical in light of its objective and long-term investment perspective. However the Fund assets may be invested in short-term instruments with remaining maturities of 397 days or less (or in money market mutual funds) to meet anticipated redemptions and expenses or for day-to-day operating purposes and when, in the Sub-Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual or adverse conditions affecting the equity markets. In addition, when the Fund experiences large cash inflows through the sale of securities, and desirable equity securities that are consistent with the Fund's investment objective are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated Aa or higher by Moody's Investors Service, Inc. ("Moody's") or AA or higher by Standard & Poor's Ratings Services ("S&P") or, if unrated, of comparable quality in the opinion of the Sub-Adviser;
(iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding commercial paper or bank obligations rated Prime-1 by Moody's or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-Adviser. These instruments may be denominated in U.S. dollars or in foreign currencies that have been determined to be of high quality by a nationally recognized statistical rating organization, or if unrated, by the Sub-Adviser. For more information on these rating categories see "Appendix A."


As a diversified mutual fund, no more than 5% of the assets of the Fund may be invested in the securities of one issuer (other than U.S. Government securities), except that up to 25% of the Fund's assets may be invested without regard to this limitation. The Fund will not invest more than 25% of its assets in the securities of issuers in any one industry. No more than 15% of the Fund's total assets may be invested in illiquid or not readily marketable securities (including repurchase agreements and time deposits maturing in more than seven calendar days).

SELECT 25 FUND. The investment objective of Select 25 Fund is to seek long-term growth of capital. It is a diversified fund that pursues its objective by normally concentrating its investments in a core position of 20-30 common stocks of growth companies which have exhibited consistent above average earnings and/or revenue growth. The Investment Manager selects as the core position for the Fund, what it believes to be premier growth companies. The Investment Manager uses a "bottom-up" approach in selecting growth stocks. Portfolio holdings will be replaced when one or more of the companies' fundamentals have changed and, in the opinion of the Investment Manager, it is no longer a premier growth company. There can be no assurance that the Fund's objective will be achieved.

The Fund may invest in (i) common stocks; (ii) preferred stocks; (iii) foreign securities (including ADRs); (iv) investment grade debt securities (or unrated securities of comparable quality) and securities of other investment companies. The Fund may purchase securities on a "when-issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. As an operating policy, the Fund may not invest more than 10% of its total assets in securities which are restricted as to disposition under the federal securities laws. The Fund may purchase without regard to this limitation, restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") subject to the Fund's policy that not more than 15% of its net assets may be invested in illiquid securities. The Fund may also invest in any other type of security or instrument whose investment characteristics are consistent with the Fund's investment program. The Select 25 Fund reserves the right to invest its assets temporarily in cash and money market instruments when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. The Fund may utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses. See the discussion of foreign securities, when issued securities, restricted securities and repurchase agreements under "Investment Methods and Risk Factors."

LARGE CAP GROWTH FUND. The investment objective of the Large Cap Growth Fund is long-term capital growth. It pursues this objective by primarily investing in common stock and other equity securities of large capitalization companies that, in the opinion of the Investment Manager, have long-term capital growth potential. The Fund invests primarily in a portfolio of common stocks, which may include American Depository Receipts ("ADRs") or securities with common stock characteristics, such as securities convertible to common stocks. The Fund also may invest in preferred stocks, bonds and other debt securities. Since investments are made based on their potential for long-term capital growth, any current income that the Fund may earn is expected to be incidental to the objective of long-term capital growth. The Fund invests for long-term growth of capital and does not intend to place emphasis upon short-term trading profits. The Fund defines large capitalization companies as those whose total market value is at least $10 billion at the time of purchase. The Fund is non-diversified within the meaning of the Investment Company Act of 1940, which means that it may hold a larger position in a smaller number of securities than a diversified fund. The Fund may also concentrate its investments in a particular industry or group of related industries, although it has no present intention of doing so.

The Investment Manager uses a growth-oriented strategy to choose stocks, which means that it invests in companies whose earnings are believed to be in a relatively strong growth trend. In identifying companies with favorable growth prospects, the Investment Manager considers factors such as prospects for above-average sales and earnings growth; high return on invested capital; overall financial strength; competitive advantages, including innovative products and services; effective research, product development and marketing; and stable, capable management.

To manage risk in declining or volatile markets, the Investment Manager may invest more in cash, fixed-income securities and stocks that provide income. Fixed-income securities include U.S. government securities, foreign debt securities that are denominated in U.S. dollars and high yield securities (also referred to as "junk bonds"). Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

The Large Cap Growth Fund may purchase securities that have not been registered under the federal securities laws, provided that the securities are eligible for resale pursuant to Rule 144A.

The Large Cap Growth Fund may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio or as an efficient means of adjusting its exposure to the stock market or to increase returns. The Fund may also write call and put options on a covered basis and purchase put and call options on securities and financial indices.

From time to time, the Fund may purchase securities on a "when-issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. Securities purchased on a when-issued basis are subject to market fluctuation and no interest or dividends accrue to the Fund prior to the settlement date. The Fund will establish a segregated account in which it will maintain cash or liquid securities equal in value to commitments for such when-issued or delayed delivery securities. Such segregated account may either be maintained with the Fund's custodian bank or may simply be maintained on the Fund's books. The Fund also may invest in warrants (other than those attached to other securities) which entitle the holder to buy equity securities at a specific price during or at the end of a particular period. A warrant ceases to have value if it is not exercised prior to its expiration date. For a discussion of the risks associated with the securities and investment techniques available to the Large Cap Growth Fund, see the "Investment Methods and Risk Factors" section of this statement of additional information.

TECHNOLOGY FUND. The objective of the Technology Fund is long-term capital appreciation. The Fund pursues its objective by investing, under normal circumstances, at least 80% of its total assets in the equity securities of technology companies. The Fund will be concentrated and expects to hold approximately 30 to 50 positions. The Fund is non-diversified within the meaning of the Investment Company Act of 1940. The Fund may invest up to 40% of its total assets in foreign securities. The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund.

The Sub-Adviser, Wellington Management Company, LLP, uses fundamental analysis to choose technology securities in foreign and U.S. markets. The Funds' investment approach is based on analyzing the competitive outlook for the technology sector, identifying those industries likely to benefit from the current and expected future environment, and identifying individual opportunities. The Sub-adviser's evaluation of technology companies rests on its solid knowledge of the overall competitive environment including supply and demand characteristics, trends, existing product evaluations, and new product developments within the technology sector. Fundamental research is focused on direct contact with company management, suppliers, and competitors.

Asset allocation within the Fund reflects the Sub-Adviser's opinion of the relative attractiveness of stocks within the industries of the technology sector, near term macroeconomic events that may detract or enhance an industry's attractiveness, and the number of undervalued opportunities in each industry. Opportunities dictate the magnitude and frequency of changes in asset allocation among industries, but some representation typically is maintained in each major industry, including computer software, computer hardware, semiconductors and equipment, communications equipment, and internet and new media.

Stocks considered for purchase typically share the following attributes:

*  A positive change in operating results is anticipated
*  Unrecognized or undervalued capabilities are present
* The quality of management indicates that these factors will be converted to shareholder values.

Stocks will be considered for sale from the Fund when:

*  Target prices are achieved
* Earnings and/or return expectations are marked down due to fundamental changes in the company's operating outlook
*  More attractive value in a comparable company is available.

The Fund may invest in securities denominated in any currency. The Fund may invest a portion of its assets in options, futures and forward currency contracts. Generally, these derivative instruments involve the obligation, in the case of futures and forwards, or the right, in the case of options, to purchase or sell financial instruments in the present or at a future date. These derivatives strategies will be used:

*  To adjust the portfolio's exposure to a particular currency
*  To manage risk
*  As a substitute for purchasing or selling securities

The Fund intends to enter into repurchase agreements only with banks and broker/dealers believed by the Sub-Adviser to present minimal credit risks in accordance with guidelines approved by the Fund's Board of Directors. The Sub-Adviser will review and monitor the creditworthiness of such counterparties. The Fund will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its total net assets would be invested in such repurchase agreements and other illiquid investments and securities for which no readily available market exists.

Under adverse market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, money market securities or repurchase agreements. Although the Fund would do this only in seeking to avoid losses, it could reduce the benefit from any upswing in the market. For a discussion of the risks associated with the securities and investment techniques available to the Technology Fund, see the "Investment Methods and Risk Factors" section of this statement of additional information.

SECURITY ULTRA FUND -- The investment objective of Ultra Fund is to seek capital appreciation. Investment securities will be selected on the basis of their appreciation possibilities. Current income will not be a factor in selecting investments and any such income should be considered incidental.

There can be no assurance that the investment objective of Ultra Fund will be achieved. Nevertheless, the Fund hopes, by careful selection of individual securities and by supervision of the investment portfolio, to increase the value of the Fund's shares.


Stocks considered to have growth potential will include securities of newer, unseasoned companies and may involve greater risks than investments in companies with demonstrated earning power. At times Ultra Fund may invest in warrants to purchase (or securities convertible into) common stocks or in other classes of securities which the Investment Manager believes will contribute to the attainment of its investment objective. The Fund may also invest in any other type of security or instrument whose investment characteristics are consistent with the Fund's investment program. Securities other than common stock may be held, but Ultra Fund will not normally invest in fixed income securities except for defensive purposes or to employ uncommitted cash balances. Ultra Fund expects that it may invest in repurchase agreements or in certificates of deposit issued by banks or other bank demand accounts, pending investment in other securities or to meet potential redemptions or expenses. Ultra Fund will not concentrate its investments in a particular industry or group of industries. As an operating policy, the Fund may not invest more than 10% of its total assets in securities which are restricted as to disposition under the federal securities laws. The Fund may purchase without regard to this limitation, restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") subject to the Fund's policy that not more than 15% of its net assets may be invested in illiquid securities.


The Fund may enter into futures contracts to hedge all or a portion of its portfolio, as an efficient means of adjusting its exposure to the stock market or to increase returns. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Fund's net asset value. The Fund may also invest in options contracts. See "Investment Methods and Risk Factors."

The Fund may invest in a variety of investment companies, including those that seek to track the composition and performance of a specific index. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

In seeking capital appreciation, Ultra Fund expects to trade to a substantial degree in securities for the short term. That is, Ultra Fund will be engaged essentially in trading operations based on short term market considerations, as distinct from long-term investments, based upon fundamental evaluation of securities. Investments for long-term profits are made when such action is considered to be sound and helpful to Ultra Fund's overall objective. This investment policy is very speculative and involves substantial risk. An investor should not consider a purchase of Ultra Fund's shares as equivalent to a complete investment program.

Since Ultra Fund will trade securities for the short term, the annual portfolio turnover rate generally may be expected to be greater than 100%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in Ultra Fund were replaced within a period of one year. A 100% turnover rate is substantially greater than that of most mutual funds. Short-term investments increase portfolio turnover and brokerage costs to Ultra Fund and thus to its stockholders. Moreover, to the extent short-term transactions result in the realization of net gains in securities held less than one year, Ultra Fund's stockholders will be taxed on any such gains at ordinary income tax rates.

Ultra Fund will not make short sales of securities unless at the time of such sales it owns or has the right to acquire, as a result of the ownership of convertible or exchangeable securities and without the payment of further consideration, an equal amount of such securities, and it will retain such securities so long as it is in a short position as to them. Should such securities be sold short, the underlying security will be valued at the asked price. Such short sales will be used by Ultra Fund only for the purpose of deferring recognition of gain or loss for federal income tax purposes.

The foregoing investment objective and policies of Ultra Fund may be altered by the Board of Directors without the approval of stockholders.

INVESTMENT METHODS AND RISK FACTORS

Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Funds are described in the "Main Risks" and "Investment Policies and Management Practices" sections of the applicable prospectus and in this Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Funds which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods. Although a Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Fund will be required to do so.

SHARES OF OTHER INVESTMENT COMPANIES -- Each of the Funds may invest in shares of other investment companies. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.


REPURCHASE AGREEMENTS -- Each of the Funds may utilize repurchase agreements on an overnight basis (or with maturities of up to seven days in the case of Global, Small Cap Growth, Enhanced Index International and Technology Funds). A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Each of the Funds may enter into repurchase agreements with respect to any portfolio securities that it may acquire consistent with its investment policies and restrictions. The Funds may enter into repurchase agreements to meet anticipated redemptions or pending investment or reinvestment of Fund assets in portfolio securities. The Board of Directors of each Fund has delegated certain responsibilities in connection with repurchase agreements to the Investment Manager or Sub-Adviser. Those responsibilities include monitoring and evaluating a Fund's use of repurchase agreements, evaluating the creditworthiness of repurchase agreement counterparties and taking steps that are reasonably designed to ensure that a Fund's repurchase agreements are fully collateralized. Repurchase agreements subject the Funds to the risks that (i) they may not be able to liquidate the securities immediately upon the insolvency of the other party, or (ii) that amounts received in closing out a repurchase transaction might be deemed voidable preferences upon the bankruptcy of the other party.


WHEN ISSUED AND FORWARD COMMITMENT SECURITIES -- Purchase or sale of securities on a "forward commitment" basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, a Fund may dispose of a commitment prior to settlement if the Investment Manager deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

AMERICAN DEPOSITARY RECEIPTS -- Each of the Funds may purchase ADRs which are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. ADRs, European Depositary Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries are not necessarily denominated in the same currency as the securities into which they may be converted. In general, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as Continental Depositary Receipts ("CDRs"), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.

Depositary receipts are issued through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the cost of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

RESTRICTED SECURITIES -- Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities are generally considered illiquid and, therefore, subject to the Fund's limitation on illiquid securities.

Restricted securities (including Rule 144A Securities) may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. In particular, Rule 144A Securities may be resold only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System (the "Rule 144A Securities"). A "qualified institutional buyer" is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act"), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional buyer, as well as an Exchange Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional buyer.

The Funds' Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A Securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to the Investment Manager or relevant Sub-Adviser. In making the determination regarding the liquidity of Rule 144A Securities, the Investment Manager or relevant Sub-Adviser will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Manager or relevant Sub-Adviser may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A Securities and other restricted securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

REAL ESTATE SECURITIES -- Certain of the Funds may invest in equity securities of REITs and other real estate industry companies or companies with substantial real estate investments and therefore, such Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code, as amended (the "Code"). Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

ZERO COUPON SECURITIES -- Certain of the Funds may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. These Funds also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt and payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the "interest" on payment-in-kind securities will be included in the investing Fund's income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes, the Fund may be required to distribute an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

FOREIGN INVESTMENT RISKS -- Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets and securities of foreign companies are generally less liquid and at times their prices may be more volatile than prices of comparable United States companies. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for United States securities. A Fund's income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing its income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect the investments of the Fund in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

RISKS OF CONVERSION TO EURO -- On January 1, 1999, eleven countries in the European Monetary Union adopted the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lira) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to provide some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. However, the conversion to the new currency could have a negative impact on the Fund operationally. The exact impact is not known, but it could affect the value of some of the Fund's holdings and increase its operational costs.


BRADY BONDS -- Certain Funds may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.


Some Funds invest only in collateralized Brady Bonds denominated in U.S. dollars. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.


EMERGING COUNTRIES -- Certain Funds may invest in securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.


POLITICAL AND ECONOMIC RISKS -- Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

An investment in the Fund is subject to the political and economic risks associated with investments in emerging markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion of its investments in such countries. The Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

RELIGIOUS AND ETHNIC INSTABILITY -- Certain countries in which the Funds may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for wide-spread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries.

FOREIGN INVESTMENT RESTRICTIONS -- Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION -- Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Such securities will not be registered with the SEC or in some cases regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of such securities held by Funds that invest in foreign securities than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Investment Manager or the applicable Sub-Adviser will take appropriate steps to evaluate the proposed investment, which may include interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

ADVERSE MARKET CHARACTERISTICS -- Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Investment Manager or relevant Sub-Adviser will consider such difficulties when determining the allocation of the Fund's assets.

NON-U.S. WITHHOLDING TAXES -- A Fund's investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Fund's investment income and gains.

CURRENCY RISK -- Because certain Funds, under normal circumstances, may invest substantial portions of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although the Funds value assets daily in terms of U.S. dollars, the Funds do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

PUT AND CALL OPTIONS -- WRITING (SELLING) COVERED CALL OPTIONS. A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold.

Certain Funds may write (sell) "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the opinion of the Investment Manager or relevant Sub-Adviser, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or liquid securities having a value equal to the fluctuating market value of the optioned securities or currencies. Fund securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency.

Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Investment Manager or relevant Sub-Adviser, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

WRITING (SELLING) COVERED PUT OPTIONS. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. Certain Funds may write American or European style covered put options and purchase options to close out options previously written by the Fund.

Certain Funds may write put options on a covered basis, which means that the Fund would either (i) maintain in a segregated account cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding; (ii) sell short the security or currency underlying the put option at the same or higher price than the exercise price of the put option; or
(iii) purchase an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Investment Manager or relevant Sub-Adviser wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in the exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

PREMIUM RECEIVED FROM WRITING CALL OR PUT OPTIONS. A Fund will receive a premium from writing a put or call option, which increases such Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

CLOSING TRANSACTIONS. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Fund.

Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

PURCHASING CALL OPTIONS. Certain Funds may purchase American or European call options. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return.

Call options may also be purchased by a Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to a Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

As an operating policy, the Funds will purchase a put or call option only if after such purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses. For example, where the Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.

PURCHASING PUT OPTIONS. Certain Funds may purchase put options. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. A Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

A Fund may purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

DEALER OPTIONS. Certain Funds may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. To this extent, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

CERTAIN RISK FACTORS IN WRITING CALL OPTIONS AND IN PURCHASING CALL AND PUT OPTIONS. During the option period, a Fund, as writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of purchasing a call or put option is that the Fund may lose the premium it paid plus transaction costs. If the Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

An option position may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Fund, can close out its position by effecting a closing transaction. If the Fund is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, the Fund may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or Fund of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders. In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Fund securities transactions.

Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

OPTIONS ON STOCK INDICES. Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

RISK FACTORS IN OPTIONS ON INDICES. Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether the Fund will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful use of positions will depend upon the ability of the Investment Manager or relevant Sub-Adviser to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

Price movements in Fund securities will not correlate perfectly with movements in the level of the index and therefore, a Fund bears the risk that the price of the securities may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities. It is also possible that the index may rise when the value of the Fund's securities does not. If this occurred, a Fund would experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the Fund will be required to liquidate securities in order to satisfy the exercise.

When a Fund has written a call on an index, there is also the risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities. As with options on securities, the Investment Manager or relevant Sub-Adviser will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for the day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

TRADING IN FUTURES. Certain Funds may enter into futures contracts, including stock and bond index, interest rate and currency futures ("futures" or "futures contracts"). A futures contract provides for the future sale by one party and purchase by another party of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

An example of a stock index futures contract follows. The Standard & Poor's 500 Stock Index ("S&P 500 Index") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stock making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the Fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or liquid securities known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant (or, in some cases, may be held on deposit directly with the futures commission merchant) in order to initiate futures trading and to maintain the Fund's open position in futures contracts. A margin deposit is intended to ensure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

Commissions on financial futures contracts and related options transactions may be higher than those which would apply to purchases and sales of securities directly. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other mutual funds or Fund of mutual funds for which the Investment Manager or relevant Sub-Adviser serves as adviser or sub-adviser, respectively. Such aggregated orders would be allocated among the Fund and such other mutual funds or Fund of mutual funds in a fair and non-discriminatory manner.

A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is generally $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass-through securities and $1,000,000 for the other designated futures contracts. A public market exists in futures contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for the Investment Manager or relevant Sub-Adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contacts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Fund may, however, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contracts with respect to indexes or subindexes whose movements will have a significant correlation with movements in the prices of the Fund's securities.

Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

CERTAIN RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. There are special risks involved in futures transactions.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS.

VOLATILITY AND LEVERAGE. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract cash or liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

LIQUIDITY. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

Futures contracts may be closed out ONLY on the exchange or board of trade where the contracts were initially traded. For example, stock index futures contracts can currently be purchased or sold with respect to the S&P 500 Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Stock Index on the New York Futures Exchange and the Value Line Composite Stock Index on the Kansas City Board of Trade. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, the Fund would continue to hold securities subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the securities, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

HEDGING RISK. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or market trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures and movements in the prices of the underlying instruments which are the subject of the hedge. The Investment Manager or relevant Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

Successful use of futures contracts by the Fund for hedging purposes is also subject to the Investment Manager's or relevant Sub-Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Investment Manager believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it had hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close future contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Investment Manager or relevant Sub-Adviser might not result in a successful hedging transaction over a very short time period.

CERTAIN RISKS OF OPTIONS ON FUTURES CONTRACTS. The Fund may seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instruments, or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or Fund of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or Fund of options), in which event the secondary market on that exchange (or in the class or Fund of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

REGULATORY LIMITATIONS. The Funds will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

The Funds may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Fund's existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Funds after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

To the extent necessary to comply with applicable regulations, in instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash or liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account on the books of the Fund or with the Fund's custodian to cover the position, or alternative cover will be employed.

In addition, CFTC regulations may impose limitations on the Funds' ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Funds would comply with such new restrictions.

FORWARD CURRENCY CONTRACTS AND RELATED OPTIONS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the Contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Depending on the investment policies and restrictions applicable to a Fund, a Fund will generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when the Investment Manager or relevant Sub-Adviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Funds, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets to which the forward contracts relate (including accrued interest to the maturity of the forward contract on such securities) provided the excess amount is "covered" by liquid securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes the securities or other assets to which the forward contracts relate may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Investment Manager and relevant Sub-Advisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Fund may use liquid securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Funds dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Funds reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Funds are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager or relevant Sub-Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

PURCHASE AND SALE OF CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. As noted above, a currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

SWAPS, CAPS, FLOORS AND COLLARS. Certain Funds may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interests rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Funds, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party to the agreement (the "net amount"). The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Investment Manager or relevant Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Fund's by the Internal Revenue Code may limit a Fund' ability to use swap agreements. The swaps market is largely unregulated.

The Funds will enter swap agreements only with counterparties that the Investment Manager or relevant Sub-Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

SPREAD TRANSACTIONS. Certain Funds may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Funds in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

HYBRID INSTRUMENTS. Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments"). Often these Hybrid Instruments are indexed to the price of a commodity or particular currency or a domestic or foreign debt or equity securities index. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. The risks of investing in Hybrid Instruments reflect a combination of the risks from investing in securities, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures and forward contracts in this Statement of Additional Information for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between a Fund and the seller of the Hybrid Instrument, the creditworthiness of the contract party to the transaction would be a risk factor which the Fund would have to consider. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

LENDING OF PORTFOLIO SECURITIES. For the purpose of realizing additional income, the Funds may make secured loans of Fund securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by the Investment Manager or relevant Sub-Adviser to be of good standing and will not be made unless, in the judgment of the Investment Manager or relevant Sub-Adviser, the consideration to be earned from such loans would justify the risk.

INVESTMENT POLICY LIMITATIONS

Each of the Funds operates within certain fundamental policies. These fundamental policies may not be changed without the approval of the lesser of
(i) 67% or more of the Funds' shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting shares. Other restrictions in the form of operating policies are subject to change by the Fund's Board of Directors without shareholder approval. Any investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund. Calculation of the Fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund's prospectus or Statement of Additional Information will not include cash collateral held in connection with a Fund's securities lending activities.

FUNDAMENTAL POLICIES -- The fundamental policies of the Funds are:

1. PERCENT LIMIT ON ASSETS INVESTED IN ANY ONE ISSUER Not to invest more than 5% of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies and instrumentalities); provided that this limitation applies only with respect to 75% of the Fund's total assets. (Fundamental policy number one does not apply to the Large Cap Growth Fund or to the Technology Fund.)

2. PERCENT LIMIT ON SHARE OWNERSHIP OF ANY ONE ISSUER Not to purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any one issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities). (Fundamental policy number two does not apply to the Large Cap Growth Fund or to the Technology Fund.)

3. UNDERWRITING Not to act as an underwriter of securities issued by others, except to the extent that a Fund may considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

4. INDUSTRY CONCENTRATION Not to invest in an amount equal to, or in excess of, 25% or more of the Fund's total assets in a particular industry (other than securities of the of U.S. Government, its agencies or instrumentalities); provided however, that this policy does not apply to the Large Cap Growth Fund or to the Technology Fund which are permitted to invest more than 25% of their respective total assets in a particular industry or group of industries.

5. REAL ESTATE Not to purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

6. COMMODITIES Not to purchase or sell physical commodities, except that a Fund may enter into futures contracts and options thereon.

7. LOANS Not to lend any security or make any other loan if, as a result, more than 33 1/3% of an Fund's total assets would be lent to other parties, except, (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objectives and policies, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

8.  BORROWING Not to borrow in excess of 33 1/3% of a Fund's total assets.

9. SENIOR SECURITIES Not to issue senior securities, except as permitted under the Investment Company Act of 1940.


For the purposes of Fundamental Policies (2) and (4) above, each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Further, in the case of an industrial development bond, if the security is backed only by the assets and revenues of a non-governmental user, then such non-governmental user will be deemed to be the sole issuer. If an industrial development bond or government issued security is guaranteed by a governmental or other entity, such guarantee would be considered a separate security issued by the guarantor. For the purpose of Fundamental Policy (4) industries are determined by reference to the classifications of industries set forth in the Funds' semiannual and annual reports.


OPERATING POLICIES -- The operating policies of the Funds are:

1. LOANS The Funds may not lend assets other than securities to other parties. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

2. BORROWING The Funds may not borrow money or securities for any purposes except that borrowing up to 10% of the Fund's total assets from commercial banks is permitted for emergency or temporary purposes.

3. OPTIONS The Funds may buy and sell exchange- traded and over-the-counter put and call options, including index options, securities options, currency options and options on futures, provided that a call or put may be purchased only if after such purchase, the value all call and put options held by a Fund will not exceed 5% of the Fund's total assets. The Funds may write only covered put and call options.

4. OIL AND GAS PROGRAMS The Funds may not invest in oil, gas, mineral leases or other mineral exploration or development of programs.

5. INVESTMENT COMPANIES Except in connection with a merger, consolidation, acquisition, or reorganization, the Funds may not invest in securities of other investment companies, except in compliance with the Investment Company Act of 1940.

6. CONTROL OF PORTFOLIO COMPANIES The Funds may not invest in companies for the purpose of exercising management or control.

7. SHORT SALES The Funds may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

8. MARGINS The Funds do not intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

OFFICERS AND DIRECTORS

The officers and directors of the Funds and their principal occupations for at least the last five years are as follows. Unless otherwise noted, the address of each officer and director is 700 Harrison Street, Topeka, Kansas 66636-0001.

NAME, ADDRESS, POSITIONS HELD WITH THE FUNDS AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS


JOHN D. CLELAND* (64)
---------------------
(Birth Date:  May 1, 1936)
POSITION HELD WITH THE FUND--Chairman of the Board and Director
PRINCIPAL OCCUPATIONS--Senior Vice President and Managing Member Representative,
   Security Management Company, LLC; Senior Vice President, Security Benefit Group, Inc. and Security Benefit Life Insurance Company.

DONALD A. CHUBB, JR.** (54)
---------------------------
(Birth Date:  December 14, 1946)
2222 SW 29th Street, Topeka, Kansas 66611
POSITION HELD WITH THE FUND--Director
PRINCIPAL  OCCUPATIONS--Business  broker,  Griffith & Blair  Realtors.  Prior to
   1997, President, Neon Tube Light Company, Inc.

PENNY A. LUMPKIN** (61)
-----------------------
(Birth Date:  August 20, 1939)
3616 Canterbury Town Road, Topeka, Kansas 66610
POSITION HELD WITH THE FUND--Director
PRINCIPAL  OCCUPATIONS--Owner,  Vivian's  Gift  Shop  (Corporate  Retail).  Vice
   President, Palmer Companies, Inc. (Small Business and Shopping Center Development) and Bellairre Shopping Center (Managing and Leasing); Partner, Goodwin Enterprises (Retail). Prior to 1999, Vice President and Treasurer, Palmer News, Inc.; Vice President, M/S News, Inc. and Secretary, Kansas City Periodicals.

MARK L. MORRIS, JR.** (66)
--------------------------
(Birth Date:  February 3, 1934)
5500 SW 7th Street, Topeka, Kansas 66606
POSITION HELD WITH THE FUND--Director
PRINCIPAL OCCUPATIONS--Independent  Investor, Morris Co. (personal investments).
   Former General Partner, Mark Morris Associates (Veterinary Research and Education).

MAYNARD F. OLIVERIUS (57)
-------------------------
(Birth Date:  December 18, 1943)
1500 SW 10th Avenue, Topeka, Kansas 66604
POSITION HELD WITH THE FUND--Director
PRINCIPAL  OCCUPATIONS--President  and Chief  Executive  Officer,  Stormont-Vail
   Health Care.

JAMES R. SCHMANK* (47)
----------------------
(Birth Date:  February 21, 1953)
POSITION HELD WITH THE FUND--President and Director
PRINCIPAL  OCCUPATIONS--President  and Managing Member Representative,  Security
   Management Company, LLC; Senior Vice President, Security Benefit Group, Inc. and Security Benefit Life Insurance Company.

TERRY A. MILBERGER (52)
-----------------------
(Birth Date:  March 10, 1948)
POSITION HELD WITH THE FUND--Vice  President  (Equity Fund and Growth and Income
   Fund)
PRINCIPAL  OCCUPATIONS--Senior  Vice  President  and Senior  Portfolio  Manager,
   Security Management Company, LLC; Senior Vice President, Security Benefit Group, Inc. and Security Benefit Life Insurance Company.

AMY J. LEE (39)
---------------
(Birth Date:  June 5, 1961)
POSITION HELD WITH THE FUND--Secretary
PRINCIPAL   OCCUPATIONS--Secretary,   Security  Management  Company,  LLC;  Vice
   President, Associate General Counsel and Assistant Secretary, Security Benefit Group, Inc. and Security Benefit Life Insurance Company.

BRENDA M. HARWOOD (37)
----------------------
(Birth Date:  November 3, 1963)
POSITION HELD WITH THE FUND--Treasurer
PRINCIPAL   OCCUPATIONS--Assistant   Vice  President  and  Treasurer,   Security
   Management Company, LLC; Assistant Vice President, Security Benefit Group, Inc. and Security Benefit Life Insurance Company.

CINDY L. SHIELDS (33)
---------------------
(Birth Date:  June 5, 1967)
POSITION HELD WITH THE FUND--Vice President (Equity Fund only)
PRINCIPAL  OCCUPATIONS--Second  Vice President and Portfolio  Manager,  Security
   Management Company, LLC; Second Vice President, Security Benefit Group, Inc. and Security Benefit Life Insurance Company.

JAMES P. SCHIER (43)
--------------------
(Birth Date:  December 28, 1957)
POSITION HELD WITH THE FUND--Vice President (Equity Fund and Ultra Fund only) PRINCIPAL OCCUPATIONS--Vice President and Senior Portfolio Manager, Security
   Management Company, LLC; Vice President, Security Benefit Group, Inc. and Security Benefit Life Insurance Company. Prior to February 1997, Assistant Vice President and Senior Research Analyst, Security Management Company, LLC. Prior to August 1995, Portfolio Manager, Mitchell Capital Management. Prior to March 1993, Vice President and Portfolio Manager, Fourth Financial.

CHRISTOPHER D. SWICKARD (35)
----------------------------
(Birth Date:  October 9, 1965)
POSITION HELD WITH THE FUND--Assistant Secretary
PRINCIPAL  OCCUPATIONS--Assistant  Secretary,  Security Management Company, LLC;
   Assistant Vice President and Assistant Counsel, Security Benefit Group, Inc. and Security Benefit Life Insurance Company.


 *These directors are deemed to be "interested persons" of the Funds under the Investment Company Act of 1940, as amended, by reason of their positions with the Funds' Investment Manager and/or the parent of the Investment Manager.

**These directors serve on the Funds' joint audit committee, the purpose of which is to meet with the independent auditors, to review the work of the auditors, and to oversee the handling by Security Management Company, LLC of the accounting functions for the Funds.

The directors and officers of the Funds hold identical offices in each of the other Funds managed by the Investment Manager, with the exceptions noted below. Mr. Milberger is Vice President only of Security Equity Fund, Security Growth and Income Fund and SBL Fund, Ms. Shields is Vice President only of Security
Equity Fund and SBL Fund; and Mr. Schier is Vice President only of Security Equity Fund, SBL Fund and Security Ultra Fund. (See the table under "Investment Management," page 47, for positions held by such persons with the Investment Manager.) Ms. Lee holds identical offices for the Funds' distributor, Security Distributors, Inc., and Mr. Cleland serves as Vice President and Director, Mr. Schmank serves as Director, while Ms. Harwood serves as Director and Treasurer of the Distributor.

REMUNERATION OF DIRECTORS AND OTHERS


The Funds' directors, except those directors who are "interested persons" of the Funds, receive from each of Security Growth and Income Fund, Security Equity Fund and Security Ultra Fund an annual retainer of $2,000 and a fee of $2,500 per meeting, plus reasonable travel costs, for each meeting of the board attended. In addition, certain directors who are members of the Funds' joint audit committee receive a fee of $1,500 and reasonable travel costs for each meeting of the Funds' audit committee attended. Such fees and travel costs are paid by the Investment Manager for each Fund, except Total Return, Social Awareness, Mid Cap Value, Small Cap Growth, Enhanced Index, International, Select 25, Large Cap Growth and Technology Funds, pursuant to its Investment Management and Services Agreements with the Funds which provide that the Investment Manager will bear all Fund expenses except for its fee and the expenses of brokerage commissions, interest, taxes, extraordinary expenses approved by the Board of Directors and Class B, Class C and Class S distribution fees. Total Return, Social Awareness, Mid Cap Value, Small Cap Growth, Enhanced Index, International, Select 25, Large Cap Growth and Technology Funds pay their respective share of directors' fees, audit committee fees and travel costs based on relative net assets. (See page 47, "Investment Management.")

The Funds do not pay any fees to, or reimburse expenses of, directors who are considered "interested persons" of the Funds. The aggregate compensation paid by the Funds to each of the directors during the fiscal year ended September 30, 2000, and the aggregate compensation paid to each of the directors during calendar year 2000 by all seven of the registered investment companies to which the Investment Manager provides investment advisory services (collectively, the "Security Fund Complex"), are set forth below. Each of the directors is a director of each of the other registered investment companies in the Security Fund Complex.

--------------------------------------------------------------------------------------
                                                                             TOTAL
                                                                         COMPENSATION
                              AGGREGATE COMPENSATION        ESTIMATED      FROM THE
                       ----------------------------------     ANNUAL       SECURITY
                        SECURITY      SECURITY   SECURITY    BENEFITS    FUND COMPLEX,
NAME OF DIRECTOR       GROWTH AND      EQUITY      ULTRA       UPON        INCLUDING
OF THE FUND            INCOME FUND      FUND       FUND     RETIREMENT     THE FUNDS
--------------------------------------------------------------------------------------
Donald A. Chubb, Jr.     $2,249        $2,249     $2,249        $0          $27,000
John D. Cleland               0             0          0         0                0
Penny A. Lumpkin          2,166         2,166      2,166         0           26,000
Mark L. Morris, Jr.       2,249         2,249      2,249         0           27,000
Maynard Oliverius         2,166         2,166      2,166         0           26,000
James R. Schmank              0             0          0         0                0
Harold G. Worswick**          0             0          0         0                0
--------------------------------------------------------------------------------------

**Mr.  Worswick  retired as a fund director  February  1996. No deferred  compensation accrued for Mr.  Worswick as of September 30, 2000. Mr. Worswick  received  deferred compensation  in the amount of $8,386  during the  fiscal-year  ended  September 30,
  2000.

--------------------------------------------------------------------------------------

The Investment Manager compensates its officers and directors who may also serve as officers or directors of the Funds. On December 18, 2000, the Funds' officers and directors (as a group) beneficially owned less than one percent of the total outstanding Class A shares of Growth and Income Fund, Equity Fund, Total Return Fund, Small Cap Growth Fund, Enhanced Index Fund, International Fund, Global
Fund and Ultra Fund. On December 18, 2000, the officers and directors of Security Equity Fund (as a group) beneficially owned approximately 1.8% of the total outstanding Class A shares of the Select 25 Series and 2.3% of the total outstanding Class A shares of Mid Cap Value Series. On March 31, 2000 the officers and directors of Security Equity Fund owned 0% of the Class A, Class B, Class C and Class S shares of Social Awareness Fund and 0% of the Class B, Class C and Class S shares of Growth and Income Fund, Ultra Fund, Select 25 Series, International Series, Mid Cap Value Series, Global Series, Total Return Series, Small Cap Growth Series and Enhanced Index Series.


PRINCIPAL HOLDERS OF SECURITIES


As of December 18, 2000, Security Benefit Life Insurance Company ("SBL"), 700 SW Harrison Street, Topeka, Kansas, 66636-0001, owned, of record and beneficially, 34.9% of the voting securities of Growth and Income Fund (39.5% of the total outstanding Class A shares and 0% of the total outstanding Class B, Class C and Class S shares); 25.0% of the voting securities of Mid Cap Value Fund (39.5% of the total outstanding Class A shares and 0% of the total outstanding Class B, Class C and Class S shares); 49.3% of the voting securities of Small Cap Growth Fund (61.9% of the total outstanding Class A shares, 0% of the total outstanding Class B, Class C and Class S shares); 44.0% of the voting securities of Enhanced Index Fund (47.3% of the total outstanding Class A shares, 33.2% of the total outstanding Class B shares, 59.5% of the total outstanding Class C shares and 0% of the total outstanding Class S shares) and 58.4% of the voting securities of International Fund (50.7% of the total outstanding Class A shares, 71.6% of the total outstanding Class B shares, 57.8% of the total outstanding Class C shares and 0% of the total outstanding Class S shares). SBL's percentage ownership of Mid Cap Value Fund, Enhanced Index Fund and International Fund may permit SBL to effectively control the outcome of any matters submitted to a vote of shareholders of these funds. SBL is a stock life insurance company and is incorporated under the laws of Kansas. SBL is ultimately controlled by Security Benefit Mutual Holding Company, 700 SW Harrison Street, Topeka, Kansas, 66636-0001, a mutual holding company organized under the laws of Kansas.

As of December 18, 2000, Security Benefit Group, Inc. ("SBG"), 700 SW Harrison Street, Topeka, Kansas, 66636-0001, owned, of record and beneficially, 51.6% of the voting securities of Total Return Fund (55.9% of the total outstanding Class A shares and 48.6% of the total outstanding Class B shares and 0% of the total outstanding Class C and Class S shares). SBG's percentage ownership of Total Return Fund may permit SBG to effectively control the outcome of any matters submitted to a vote of shareholders of these two funds. SBG is an insurance and financial services holding company wholly-owned by Security Benefit Life Insurance Company ("SBL"), 700 SW Harrison Street, Topeka, Kansas 66636-0001.
SBG and SBL are incorporated under the laws of Kansas. SBG is ultimately controlled by Security Benefit Mutual Holding Company, 700 SW Harrison Street, Topeka, Kansas 66636-0001, a mutual holding company organized under the laws of Kansas.

As  of  December  18,  2000,  the  following   entities  owned,  of  record  and
beneficially unless otherwise indicated, 5% or more of a class of a Fund's outstanding securities:


------------------------------------------------------------------------------
                                                         CLASS      PERCENTAGE
NAME OF STOCKHOLDER                   FUND OWNED         OWNED        OWNED
------------------------------------------------------------------------------
SBL                                      Ultra          Class A        16.0
                                        Equity          Class A        12.3
                                        Global          Class A         7.2
                                     Total Return       Class A        55.8
                                     Total Return       Class B        48.6
                                     Mid Cap Value      Class A        39.6
                                     Mid Cap Value      Class B         5.4
                                   Small Cap Growth     Class A        66.9
                                    Enhanced Index      Class A        45.8
                                    Enhanced Index      Class B        33.2
                                    Enhanced Index      Class C        59.5
                                     International      Class A        73.5
                                     International      Class B        71.6
                                     International      Class C        57.8
                                       Select 25        Class A         9.3
                                    Growth & Income     Class A        36.9
------------------------------------------------------------------------------
David G. and Tammy S. Kotcher        Total Return       Class B         5.4
------------------------------------------------------------------------------
James and Carol Sherman             Enhanced Index      Class B         5.4
------------------------------------------------------------------------------
Eugene L Cantor                      International      Class B         5.9
------------------------------------------------------------------------------
David A Denherd                          Ultra          Class C         5.9
------------------------------------------------------------------------------
Nancy A Tewes                            Ultra          Class C         5.6
------------------------------------------------------------------------------
Donaldson, Lufkin Jenrette
Securities Corporation                   Ultra          Class C         5.6
------------------------------------------------------------------------------
Pablo J. Quiroga, M.D.              Growth & Income     Class C         5.4
------------------------------------------------------------------------------
Gladys Hollant                      Growth & Income     Class C         6.4
------------------------------------------------------------------------------
William D. McCarthy                 Growth & Income     Class C        15.4
------------------------------------------------------------------------------
Pat McCreless                       Growth & Income     Class C        16.5
------------------------------------------------------------------------------
Linda Moore                         Growth & Income     Class C         8.1
------------------------------------------------------------------------------
Joan Asselta, Trustee
Margaret Papaccio Family Trust      Growth & Income     Class C         6.7
------------------------------------------------------------------------------
Judith E. Parks                     Growth & Income     Class C         7.9
------------------------------------------------------------------------------
Roy O. Derminer                         Global          Class C         9.7
------------------------------------------------------------------------------
Thomas G. Rasmussen                     Global          Class C         5.7
------------------------------------------------------------------------------
Larry Rasmussen                         Global          Class C         5.6
------------------------------------------------------------------------------
David A Denherd                         Global          Class C         5.6
------------------------------------------------------------------------------
Warner Group, Inc.                      Global          Class C         5.4
------------------------------------------------------------------------------
Norma J Plonkey                    Small Cap Growth     Class C        10.0
------------------------------------------------------------------------------
Roy Derminer                       Small Cap Growth     Class C         7.4
------------------------------------------------------------------------------
Arlene E. Consigli-Hambleton         Total Return       Class C        10.7
------------------------------------------------------------------------------
William H. Griffith, III             Total Return       Class C         9.2
------------------------------------------------------------------------------
Janice C. Lippincott                 Total Return       Class C         7.2
------------------------------------------------------------------------------
Donna Burger                         Total Return       Class C         9.1
------------------------------------------------------------------------------
Donaldson Lufkin Jenrette
Securities Corporation               Total Return       Class C        47.1
------------------------------------------------------------------------------
Norma J Plonkey                      Mid Cap Value      Class C         9.9
------------------------------------------------------------------------------

HOW TO PURCHASE SHARES


Investors may purchase shares of the Funds through authorized dealers who are members of the National Association of Securities Dealers, Inc. In addition, banks and other financial institutions may make shares of the Funds available to their customers. The minimum initial investment is $100. The minimum subsequent investment is $100 unless made through an Accumulation Plan which allows for subsequent investments of $20. (See "Accumulation Plan," page 46.) An application may be obtained from the Investment Manager.


As a convenience to investors and to save operating expenses, the Funds do not issue certificates for full shares except upon written request by the investor or his or her investment dealer. Certificates will be issued at no cost to the stockholder. No certificates will be issued for fractional shares and fractional shares may be withdrawn only by redemption for cash.

Orders for the purchase of shares of the Funds will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by Security Distributors, Inc. (the "Distributor") (generally as of the close of the Exchange on that day) plus the sales charge in the case of Class A shares. Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day. Dealers and other financial services firms are obligated to transmit orders promptly.

The Funds reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.


ALTERNATIVE PURCHASE OPTIONS -- The Funds offer four classes of shares:


CLASS A SHARES - FRONT-END LOAD OPTION. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge of 1% for one year). See Appendix B for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales charge.

CLASS B SHARES - BACK-END LOAD OPTION. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert to Class A shares at the end of eight years after purchase.

CLASS C SHARES - LEVEL LOAD OPTION. Class C shares are sold without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge if they are redeemed within one year of the date of purchase.


CLASS S SHARES - FLEXIBLE LOAD OPTION. Class S shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within seven years of the date of purchase. Class S shares do not convert to another class of shares after a specified number of years.

The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B, Class C or Class S shares, in which case 100% of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment.


Dealers or others may receive different levels of compensation depending on which class of shares they sell.

CLASS A SHARES -- Class A shares are offered at net asset value plus an initial sales charge as follows:

--------------------------------------------------------------------------------
                                                    SALES CHARGE
                                    --------------------------------------------
                                                     PERCENTAGE OF   PERCENTAGE
AMOUNT OF PURCHASE                  PERCENTAGE OF     NET AMOUNT     REALLOWABLE
AT OFFERING PRICE                   OFFERING PRICE     INVESTED      TO DEALERS
--------------------------------------------------------------------------------
Less than $50,000                       5.75%            6.10%          5.00%
$50,000 but less than $100,000          4.75             4.99           4.00
$100, 000 but less than $250,000        3.75             3.90           3.00
$250,000 but less than $500,000         2.75             2.83           2.25
$500,000 but less than $1,000,000       2.00             2.04           1.75
$1,000,000 and over                     None             None        (See below)
--------------------------------------------------------------------------------

The Underwriter will pay a commission to dealers on purchases of $1,000,000 or more as follows: 1.00% on sales up to $5,000,000, plus .50% on sales of $5,000,000 or more up to $10,000,000, and .10% on any amount of $10,000,000 or more. The Underwriter may also pay a commission of up to 1% to dealers who initiate or are responsible for purchases of $500,000 or more by certain retirement plans as described under "Purchases at Net Asset Value" in the prospectus. Such purchases may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

The Investment Manager may, at its expense, pay a service fee to dealers who satisfy certain criteria established by the Investment Manager from time to time relating to the volume of their sales of Class A shares of the Funds and certain other Security Funds during prior periods and certain other factors, including providing to their clients who are stockholders of the Funds certain services, which include assisting in maintaining records, processing purchase and redemption requests and establishing shareholder accounts, assisting shareholders in changing account options or enrolling in specific plans, and providing shareholders with information regarding the Funds and related developments. Service fees are paid quarterly and may be discontinued at any time.

SECURITY EQUITY FUND'S CLASS A DISTRIBUTION PLAN -- As discussed in the prospectus, Small Cap Growth Fund, Enhanced Index Fund, International Fund, Select 25 Fund, Large Cap Growth Fund and Technology Fund have a Distribution Plan for their Class A shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes each such Fund to pay an annual fee to the Distributor of .25% of the average daily net asset value of the Class A shares of the Fund to finance various activities relating to the distribution of such shares of the Fund to investors. These expenses include, but are not limited to, the payment of compensation (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for the Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. The Distributor is required to report in writing to the Board of Directors of Equity Fund and the board will review at least quarterly the amounts and purpose of any payments made under the Plan. The Distributor is also required to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the Plan should be continued.

The Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Directors of the Fund, including a majority of the independent directors cast in person at a meeting called for the purpose of voting on such continuance. The Plan can be terminated at any time on 60 days' written notice, without penalty, if a majority of the disinterested directors or the Class A shareholders vote to terminate the Plan. Any agreement relating to the implementation of the Plan terminates automatically if it is assigned. The Plan may not be amended to increase materially the amount of payments thereunder without approval of the Class A shareholders of the Fund.

Because all amounts paid pursuant to the Distribution Plan are paid to the Distributor, the Investment Manager and its officers, directors and employees, including Messrs. Cleland and Schmank (directors of the Fund), Messrs. Swickard, Milberger, Schier, Ms. Harwood, Ms. Lee and Ms. Shields (officers of the Fund), all may be deemed to have a direct or indirect financial interest in the operation of the Distribution Plan. None of the independent directors have a direct or indirect financial interest in the operation of the Distribution Plan.

Benefits from the Distribution Plan may accrue to the Fund and its stockholders from the growth in assets due to sales of shares to the public pursuant to the Distribution Agreement with the Distributor. Increases in the net assets of Small Cap Growth, Enhanced Index, International, Select 25, Large Cap Growth and Technology Funds from sales pursuant to their respective Distribution Plans and Agreements may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of such Funds' assets, and facilitating economies of scale (e.g., block purchases) in the Funds' securities transactions.

CLASS B SHARES -- Class B shares are offered at net asset value, without an initial sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Distributor.

Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed, according to the following schedule:

                  -------------------------------------------
                  YEAR SINCE PURCHASE     CONTINGENT DEFERRED
                   PAYMENT WAS MADE          SALES CHARGE
                  -------------------------------------------
                         First                    5%
                        Second                    4%
                         Third                    3%
                        Fourth                    3%
                         Fifth                    2%
                  Sixth and Following             0%
                  -------------------------------------------

Class B shares (except shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares) will automatically convert, on the eighth anniversary of the date such shares were purchased, to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment Manager.) All shares purchased through reinvestment of dividends and other distributions paid with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Funds' opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B stockholders.

CLASS B DISTRIBUTION PLAN -- Each Fund bears some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). This Plan provides for payments at an annual rate of 1.00% of the average daily net asset value of Class B shares. Amounts paid by the Funds are currently used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase normally equal to 4.00% of the value of each share sold and (2) a service fee for account maintenance and personal service to shareholders payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to .25% annually of the average daily net asset value of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Funds.

Rules of the National Association of Securities Dealers, Inc. ("NASD") limit the aggregate amount that a Fund may pay annually in distribution costs for the sale of its Class B shares to 6.25% of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by Class B shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.


Each Fund's Class B Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class B shares. In the event the Class B Distribution Plan is terminated by the Class B stockholders or the Funds' Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Funds make no payments in connection with the sales of their Class B shares other than the distribution fee paid to the Distributor.


CLASS C SHARES -- Class C shares are offered at net asset value, without an initial sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within one year of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Distributor.

CLASS C DISTRIBUTION PLAN -- Each Fund bears some of the costs of selling its Class C shares under a Distribution Plan adopted with respect to its Class C shares ("Class C Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). This Plan provides for payments at an annual rate of 1.00% of the average daily net asset value of Class C shares. Amounts paid by the Fund are currently used to pay dealers and other firms that make Class C shares available to their customers (1) a commission at the time of purchase normally equal to .75% of the value of each share sold, and for each year thereafter, quarterly, in an amount equal to .75% annually of the average daily net asset value of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund and (2) a service fee payable for the first year initially, and for each year thereafter, quarterly, in an amount equal to .25% annually of the average daily net asset value of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund.

Rules of the NASD limit the aggregate amount that a Fund may pay annually in distribution costs for the sale of its Class C shares to 6.25% of gross sales of Class C shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by Class C shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class C Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.


The Fund's Class C Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class C shares. In the event the Class C Distribution Plan is terminated by the Class C stockholders or the Fund's Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Fund makes no payments in connection with the sales of their Class C shares other than the distribution fee paid to the Distributor.

CLASS S SHARES -- Class S shares are offered at net asset value, without an initial sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within seven years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Distributor.

Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed, according to the following schedule:

                  --------------------------------------------
                  YEAR SINCE PURCHASE      CONTINGENT DEFERRED
                   PAYMENT WAS MADE           SALES CHARGE
                  --------------------------------------------
                         First                     6%
                        Second                     6%
                         Third                     5%
                        Fourth                     4%
                         Fifth                     3%
                         Sixth                     2%
                        Seventh                    1%
                  Eighth and Following             0%
                  --------------------------------------------

CLASS S DISTRIBUTION PLAN -- Each Fund bears some of the costs of selling its Class S shares under a Distribution Plan adopted with respect to its Class S shares ("Class S Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). This Plan provides for payments at an annual rate of 1.00% of the average daily net asset value of Class S shares. Amounts paid by the Funds are currently used to pay dealers and other firms that make Class S shares available to their customers (1) a commission at the time of purchase normally equal to 4.00% of the value of each share sold, (2) a service fee for account maintenance and personal service to shareholders payable calendar quarterly beginning in the second year in an amount equal to .25% annually of the average daily net asset value of Class S shares sold by such dealers remaining outstanding on the books of the Funds, and (3) a trail commission payable calendar quarterly beginning in the seventh year, and for each year thereafter, in an amount equal to .75% annually of the average daily net asset value of Class S shares sold by such dealers remaining outstanding on the books of the Funds.

Rules of the NASD limit the aggregate amount that a Fund may pay annually in distribution costs for the sale of its Class S shares to 6.25% of gross sales of Class S shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by Class S shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class S Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.

Each Fund's Class S Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class S shares. In the event the Class S Distribution Plan is terminated by the Class S stockholders or the Funds' Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Funds make no payments in connection with the sales of their Class S shares other than the distribution fee paid to the Distributor.

CALCULATION AND WAIVER OF CONTINGENT DEFERRED SALES CHARGES -- Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in amounts of $1,000,000 or more), Class B shares, Class C shares and Class S shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in amounts of $1,000,000 or more) or Class C shares held for more than one year or Class B shares held for more than five years or Class S shares held for more than seven years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

The contingent deferred sales charge is waived: (1) following the death of a stockholder if redemption is made within one year after death; (2) upon the disability (as defined in section 72(m)(7) of the Internal Revenue Code) of a stockholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under Section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under Section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the contingent deferred sales charge), (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge will also be waived in the case of certain redemptions of Class B, Class C or Class S shares of the Funds pursuant to a systematic withdrawal program. (See "Systematic Withdrawal Program," page 47.)

ARRANGEMENTS  WITH  BROKER-DEALERS  AND  OTHERS  -- The  Investment  Manager  or
Distributor, from time to time, will pay a bonus, to certain dealers whose representatives have sold or are expected to sell significant amounts of the Funds and/or certain other funds managed by the Investment Manager. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B, Class C or Class S shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Manager, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the Funds managed by the Investment Manager. In addition, the Investment Manager or Distributor may sponsor training or education meetings at various locations. In connection with such meetings it is expected that the Investment Manager or Distributor would pay the travel, lodging and other expenses of representatives of the dealers in attendance. Certain of the foregoing arrangements may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. These arrangements not change the price an investor will pay for shares or the amount that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the NASD. A dealer to whom substantially the entire sales charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above.

The Investment Manager or Distributor also may pay a marketing allowance to dealers who meet certain eligibility criteria. This allowance is paid with reference to new sales of Fund shares in a calendar year and may be discontinued at any time. To be eligible for this allowance in any given year, the dealer must sell a minimum of $2,000,000 of Class A, Class B, Class C and Class S shares during that year. The applicable marketing allowance factors are set forth in the accompanying table.


        ---------------------------------------------------------------
                                                   APPLICABLE MARKETING
        AGGREGATE NEW SALES                          ALLOWANCE FACTOR*
        ---------------------------------------------------------------
        Less than $2 million ......................        .00%
        $2 million but less than $5 million .......        .15%
        $5 million but less than $10 million ......        .25%
        $10 million but less than $15 million .....        .35%
        $15 million but less than $20 million .....        .50%
        or $20 million or more ....................        .75%
        ---------------------------------------------------------------
        *The maximum  marketing  allowance  factor  applicable per this schedule will be applied to all new sales in the calendar year to determine the marketing allowance payable for such year.
        ---------------------------------------------------------------

PURCHASES AT NET ASSET VALUE -- Class A shares of the Funds may be purchased at net asset value by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Fund.

Class A shares of the Funds may be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. Class A shares of the Funds may also be purchased at net asset value when the purchase is made by retirement plans that
(i) buy shares of the Security Funds worth $500,000 or more; (ii) have 100 or more eligible employees at the time of purchase; (iii) certify it expects to have annual plan purchases of shares of Security Funds of $200,000 or more; (iv) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Security Funds relating to such plans; or (v) have at the time of purchase, aggregate assets of at least $1,000,000. Purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1% in the event of a redemption within one year of the purchase.

The Distributor must be notified when a purchase is made that qualifies under any of the above provisions.

A stockholder of Equity Fund who formerly invested in the Bondstock Investment Plans or Life Insurance Investors Investment Plans received Class A shares of Equity Fund in liquidation of the Plans. Such a stockholder may purchase Class A shares of Equity Fund at net asset value provided that such stockholder maintains his or her Equity Fund account.

PURCHASES FOR EMPLOYER-SPONSORED RETIREMENT PLANS -- Security Financial Resources, Inc., an affiliated company of the Distributor, offers plan recordkeeping services on a fee basis to employer-sponsored retirement plans. Employer-sponsored retirement plans that have entered into an agreement to receive such services from Security Financial Resources, Inc. may purchase Class A shares of the Funds at net asset value under certain circumstances. Such plans would first purchase Class C shares of the Funds for an initial period of time that would vary with the size of the plan, amount of assets flowing into the plan and level of service provided by the dealer. After that initial period of time has elapsed, the plan would exchange at net asset value existing Class C shares for Class A shares of the respective funds, and new purchases under the plans would be made in Class A shares at net asset value.

The schedule below sets forth the amount of time that retirement plan assets would remain invested in Class C shares before they would be eligible for exchange to Class A shares of the respective Funds. The schedule below also sets forth the commissions paid to dealers in connection with sales of Fund shares with respect to such retirement plans, which commissions replace those normally paid in connection with sales of Class C shares.

--------------------------------------------------------------------------------
                                   NUMBER                 COMMISSION BY
                                  OF YEARS              YEAR OF PURCHASE*
                                INVESTED IN       ------------------------------
   ELIGIBLE PLANS              CLASS C SHARES     1      2      3      4      5+
--------------------------------------------------------------------------------
Less than $1.5 mil. in
assets or $400,000 in flow        8 years         5%     4%     3%     2%     1%
--------------------------------------------------------------------------------
Less than $1.5 mil. in
assets or $400,000 in flow        8 years         6%     4%     2%     1%     1%
--------------------------------------------------------------------------------
Less than $5 mil. in
assets or $1 mil. in flow         6 years         4%     3%     2%     1%     1%
--------------------------------------------------------------------------------
Less than $5 mil. in
assets or $1 mil. in flow         5 years         3%     2%     1%     1%     1%
--------------------------------------------------------------------------------
Less than $10 mil. in
assets or $2 mil. in flow         3 years         2%     1%     1%     1%     1%
--------------------------------------------------------------------------------
Less than $10 mil. in
assets or $2 mil. in flow        0 years**        1%+    1%     1%     1%     1%
--------------------------------------------------------------------------------
 *The commission is a percentage of the amount invested. The year of purchase is measured from the date of the plan's initial investment in the Funds. Notwithstanding the foregoing schedule, if 50% or more of the plan assets allocated to the Funds is redeemed within the four-year period beginning on the date of the plan's initial investment in the Funds, the commission will immediately drop to 1% for all subsequent purchases.

**Amounts will be invested in Class A shares at net asset value.

 +Certain dealers may receive 1.25% in year 1.
--------------------------------------------------------------------------------


The Distributor may also enter into arrangements with dealers whereby it agrees to "annualize" the first-year commission expected to be paid on the purchase of Fund shares by retirement plans receiving plan recordkeeping services from Security Financial Resources, Inc. Such arrangements will typically provide for an up-front payment by the Distributor to the dealer of a specified percentage of the first-year's expected commissions attributable to a particular retirement plan.

In some circumstances, a retirement plan that was not previously receiving plan recordkeeping services from Security Financial Resources, Inc. may transfer its assets in an arrangement where it does receive such services. In such circumstances, the Distributor may pay the dealer a commission on the transferred assets that is different from the commission otherwise set forth in the table above, but typically not in excess of 1.25% of the transferred amount.


In addition to the commissions set forth above, dealers will receive a service fee payable beginning in the 13th month following the plan's initial investment. The Distributor pays service fees quarterly, in an amount equal to 0.25% annually of the average daily net asset value of Class C shares sold by dealers in connection with such employer-sponsored retirement plans and remaining outstanding on the books of the Funds.

ACCUMULATION PLAN

Investors may purchase shares on a periodic basis under an Accumulation Plan which provides for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan is a voluntary program, involving no obligation to make periodic investments, and is terminable at will. Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Fund as of the close of business on the day such payment is received. A confirmation and statement of account will be sent to the investor following each investment. Certificates for whole shares will be issued upon request. No certificates will be issued for fractional shares which may be withdrawn only by redemption for cash. Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Fund purchases. There is no additional charge for using Secur-O-Matic. An application may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM

A Systematic Withdrawal Program may be established by stockholders who wish to receive regular monthly, quarterly, semiannual or annual payments of $25 or more. A stockholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. The Program may also be based upon the liquidation of a fixed or variable number of shares provided that the amount withdrawn monthly is at least $25. However, the Funds do not recommend this (or any other amount) as an appropriate monthly withdrawal. Shares with a current aggregate offering price of $5,000 or more must be deposited with the Investment Manager acting as agent for the stockholder under the Program. There is no service charge on the Program.

Sufficient shares will be liquidated at net asset value to meet the specified withdrawals. Liquidation of shares may deplete the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital. Such withdrawals constitute a taxable event to the stockholder. The maintenance of a Withdrawal Program concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Accumulation Plan. Income dividends and capital gains distributions are automatically reinvested at net asset value. If an investor has an Accumulation Plan in effect, it must be terminated before a Systematic Withdrawal Program may be initiated.


A stockholder may establish a Systematic Withdrawal Program with respect to Class B, Class C or Class S shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B, Class C or Class S shares provides for withdrawals in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program are subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B, Class C and Class S shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges," page 44.


The stockholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Program. A Program may be terminated on written notice by the stockholder or by the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account.

INVESTMENT MANAGEMENT

The Investment Manager, located at 700 SW Harrison Street, Topeka, Kansas, has served as investment adviser to Security Growth and Income Fund (formerly Security Investment Fund), Security Equity Fund, and Security Ultra Fund, respectively, since April 1, 1964, January 1, 1964, and April 22, 1965. The Investment Manager also acts as investment adviser to Security Income Fund, Security Cash Fund, SBL Fund, and Security Municipal Bond Fund. The Investment Manager is a limited liability company controlled by its members, Security Benefit Life Insurance Company and Security Benefit Group, Inc. ("SBG"). SBG is an insurance and financial services holding company wholly-owned by Security Benefit Life Insurance Company, 700 SW Harrison Street, Topeka, Kansas 66636-0001. Security Benefit Life, a stock life insurance company and incorporated under the laws of Kansas, is controlled by Security Benefit Corp. ("SBC"). SBC is wholly-owned by Security Benefit Mutual Holding Company, which is in turn controlled by Security Benefit Life policyholders. Security Benefit Life together with its subsidiaries, has over $9.8 billion of assets under management.

The Investment Manager serves as investment adviser to Security Growth and Income Fund, Security Equity Fund and Security Ultra Fund, respectively, under Investment Management and Services Agreements, which were approved by the Fund's Board of Directors on November 30, 1999 and were approved by the shareholders of the Funds on January 26, 2000, and which became effective on January 27, 2000. Pursuant to the Investment Management and Services Agreements, the Investment Manager furnishes investment advisory, statistical and research services to the Funds, supervises and arranges for the purchase and sale of securities on behalf of the Funds, and provides for the compilation and maintenance of records pertaining to the investment advisory function.

The Investment Manager has entered into a sub-advisory agreement with OppenheimerFunds, Two World Trade Center, New York, NY 10048-0203, to provide investment advisory services to Global Fund. Pursuant to this agreement, OppenheimerFunds furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Global Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund's Board of Directors and the Investment Manager. For such services, the Investment Manager pays OppenheimerFunds an annual fee equal to a percentage of the average daily closing value of the combined net assets of Global Fund and another Fund managed by the Investment Manager, SBL Fund, Series D, computed on a daily basis as follows: 0.35% of the combined average daily net assets up to $300 million, plus 0.30% of such assets over $300 million up to $750 million and 0.25% of such assets over $750 million.

OppenheimerFunds is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of OppenheimerFunds and controlled by Massachusetts Mutual Life Insurance Company. OppenheimerFunds has operated as an investment advisor since 1960. In addition, OppenheimerFunds and its subsidiaries and affiliates currently manage investment companies with assets of more than $120 billion, and more than 5 million shareholder accounts.


The Investment Manager has engaged Strong, 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051, to provide investment advisory services to the Small Cap Growth Fund. For such services, the Investment Manager pays Strong, an annual fee based on the combined average net assets of Small Cap Growth Fund and another fund for which the Investment Manager has engaged Strong to provide advisory services. The fee is equal to .50% of the combined average net assets under $150 million, .45% of the combined average net assets at or above $150 million but less than $500 million, and .40% of the combined average net assets at or above $500 million. Strong is a privately held corporation which is controlled by Richard S. Strong. Strong was established in 1974 and as of September 30, 2000, manages over $47 billion in assets.


The Investment Manager has retained Bankers Trust , 130 Liberty Street, New York, New York 10006, to provide investment advisory services to Enhanced Index Fund and International Fund. Pursuant to the agreement, Bankers Trust furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of the Funds and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Fund's Board of Directors and the Investment Manager. For such services to Enhanced Index Fund, the Investment Manager pays Bankers Trust an annual fee equal to a percentage of the average daily closing value of the combined net assets of Enhanced Index Fund and another fund, computed on a daily basis as follows: 0.20% of the combined average daily net assets of $100 million or less; and 0.15% of the combined average daily net assets of more than $100 million but less than $300 million; and 0.13% of the combined average daily net assets of more than $300 million. The Investment Manager also will pay Bankers Trust the following minimum fees with respect to the Enhanced Index Fund: (i) no minimum fee in the first year the Enhanced Index Fund begins operations; (ii) $100,000 in the Fund's second year of operations; and (iii) $200,000 in the third and following years of the Fund's operations. For the services provided to the International Fund, the Investment Manager pays Bankers Trust an annual fee equal to a percentage of the average daily closing value of the combined net assets of International Fund and another fund managed by the Investment Manager, computed on a daily basis as follows: 0.60% of the combined average daily net assets of $200 million or less and 0.55% of the combined average daily net assets of more than $200 million.


Bankers Trust is a wholly owned subsidiary of Bankers Trust Corporation and an indirect subsidiary of Deutsche Bank AG ("Deutsche Bank"). Bankers Trust has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. Deutsche Bank is split into 5 business divisions, including Deutsche Asset Management, which encompasses the investment management capabilities of Bankers Trust. As of September 30, 2000, Deutsche Asset Management had $580 billion in assets under management globally; and in the U.S., Deutsche Asset Management is responsible for $287 billion in client assets. Bankers Trust managed $270.5 billion of the $287 billion in client assets.

The Investment Manager has engaged Wellington Management, 75 State Street, Boston, Massachusetts, 02109 to provide investment advisory services to the Technology Fund.

Wellington Management is a limited liability partnership which traces its origins to 1928. It currently manages over $266 billion in assets on behalf of investment companies, employee benefit plans, endowments, foundations and other institutions.

For the services provided to the Technology Fund, the Investment Manager pays Wellington an annual fee equal to .50% of the average daily closing value of the combined net assets of Technology Fund and Series T of SBL Fund, another fund managed by the Investment Manager.

Pursuant to the Investment Management and Services Agreements, the Investment Manager also performs administrative functions and the bookkeeping, accounting and pricing functions for the Funds, and performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent.


The Investment Manager has also agreed to arrange for others (or itself) to provide to the Funds, except Total Return, Social Awareness, Mid Cap Value, Small Cap Growth, Enhanced Index, International, Select 25, Large Cap Growth and Technology Funds, all other services, including custodian and independent accounting services, required by the Funds. The Investment Manager will, when necessary, engage the services of third parties such as a custodian bank or independent auditors, in accordance with applicable legal requirements, including approval by the Funds' Board of Directors. The Investment Manager bears the expenses of providing the services it is required to furnish under the Agreement for each Fund, except Total Return, Social Awareness, Mid Cap Value, Small Cap Growth Enhanced Index, International, Select 25, Large Cap Growth and Technology Funds. Thus, those Funds' expenses include only fees paid to the Investment Manager as well as expenses of brokerage commissions, interest, taxes, extraordinary expenses approved by the Board of Directors, and Class A, Class B, Class C and Class S distribution fees.

Total Return, Social Awareness, Mid Cap Value, Small Cap Growth, Enhanced Index, International, Select 25, Large Cap Growth and Technology Funds will pay all of their respective expenses not assumed by the Investment Manager or the Distributor, including organization expenses; directors' fees; fees of its custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to shareholders; costs of shareholder and other meetings; Class A, Class B, Class C and Class S distribution fees; and legal, auditing and accounting expenses. Total Return, Social Awareness, Mid Cap Value, Small Cap Growth, Enhanced Index, International, Select 25, Large Cap Growth and Technology Funds will also pay for the preparation and distribution of the prospectus to their shareholders and all expenses in connection with registration under the Investment Company Act of 1940 and the registration of their capital stock under federal and state securities laws. Total Return, Social Awareness, Mid Cap Value, Small Cap Growth, Enhanced Index, International, Select 25, Large Cap Growth and
Technology Funds will pay nonrecurring expenses as may arise, including litigation expenses affecting them.

The Investment Manager has agreed to reimburse the Funds or waive a portion of its management fee for any amount by which the total annual expenses of the Funds (including management fees, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class A, Class B, Class C and Class S distribution fees) for any fiscal year that exceeds the level of expenses which the Funds are permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Funds are then qualified for sale. (The Investment Manager is not aware of any state that currently imposes limits on the level of mutual fund expenses.) The Investment Manager, as part of the investment advisory agreement with Security Equity Fund, has agreed to cap the total annual expenses of Enhanced Index Fund and Select 25 Fund to 1.75% and International Fund to 2.25%, in each case exclusive of interest, taxes, extraordinary expenses, brokerage fees and commissions and 12b-1 fees.


As compensation for its services, the Investment Manager receives with respect to Growth and Income, Equity and Ultra Funds, on an annual basis, 2% of the first $10 million of the average net assets, 1 1/2% of the next $20 million of the average net assets and 1% of the remaining average net assets of the Funds, determined daily and payable monthly. The Investment Manager receives with respect to the Global Fund, on an annual basis, 2% of the first $70 million of the average net assets and 1 1/2% of the remaining average net assets, determined daily and payable monthly.

Separate fees are paid by Total Return, Social Awareness, Mid Cap Value, Small Cap Growth, Enhanced Index, International, Select 25, Large Cap Growth and Technology Funds to the Investment Manager for investment advisory, administrative and transfer agency services. With respect to the Social Awareness, Mid Cap Value, Small Cap Growth, Large Cap Growth and Technology Funds, the Investment Manager receives, on an annual basis, an investment advisory fee equal to 1% of the average daily net assets of the respective Funds, calculated daily and payable monthly. The investment advisory fee for Enhanced Index, Total Return and Select 25 Funds is equal to 0.75% of the average daily net assets of each Fund, calculated daily and payable monthly. The investment advisory fee for International Fund is equal to 1.10% of the average daily net assets of the Fund, calculated daily and payable monthly. The
Investment Manager also receives, on an annual basis, an administrative fee equal to .09% of the average daily net assets of the Social Awareness, Total Return, Mid Cap Value, Small Cap Growth, Enhanced Index, Select 25 and Large Cap Growth Funds. The Investment manager receives, on an annual basis, an administrative fee equal to 0.045% of the average daily net assets of International Fund plus the greater of 0.10% of its average net assets or (i) $45,000 in the year ending January 31, 2001; or (ii) $60,000 in the year ending January 31, 2002 and thereafter. The administrative fee for Technology Fund on an annual basis is equal to .045% of the average daily net assets of the Fund plus the greater of .10% of its average net assets or (i) $30,000 in the year ending April 30, 2001; (ii) $45,000 in the year ending April 30, 2002 or (iii) $60,000 thereafter. For transfer agency services provided to each of the Total Return, Social Awareness, Mid Cap Value, Small Cap Growth, Enhanced Index, International and Select 25 Funds, the Investment Manager receives an annual maintenance fee of $8.00 per account, and a transaction fee of $1.00 per transaction.


During the fiscal years ended September 30, 2000, 1999 and 1998 the Funds paid the following amounts to the Investment Manager for its services:

-----------------------------------------------------------------------------------------------------------------
                                                                      TRANSFER
                          INVESTMENT   INVESTMENT                      AGENCY
                           ADVISORY     ADVISORY    ADMINISTRATIVE     SERVICE
                             FEES         FEES       SERVICE FEES       FEES
                           PAID TO      WAIVED BY      PAID TO         PAID TO          TOTAL EXPENSE RATIO
                          INVESTMENT   INVESTMENT     INVESTMENT     INVESTMENT   -------------------------------
    FUND        YEAR       MANAGER      MANAGER        MANAGER         MANAGER     CLASS A   CLASS B   CLASS C(4)
-----------------------------------------------------------------------------------------------------------------
Growth and      2000      $             $              $              $
Income Fund     1999       1,101,276           0             0              0       1.22%     2.22%      2.22%
                1998       1,168,375           0             0              0       1.21%     2.21%
-----------------------------------------------------------------------------------------------------------------
Equity Fund     2000
                1999      11,048,439           0             0              0       1.02%     2.02%      2.02%
                1998       9,261,209           0             0              0       1.02%     2.02%
-----------------------------------------------------------------------------------------------------------------
Global Fund     2000
                1999         835,806           0             0              0       2.00%     3.00%      3.00%
                1998         670,488           0             0              0       2.00%     3.00%
-----------------------------------------------------------------------------------------------------------------
Total           2000
Return          1999(1)       67,956           0        49,157         10,768       2.00%     2.94%      2.93%
Fund            1998          72,662      36,703        63,270         12,372       2.00%     2.94%
-----------------------------------------------------------------------------------------------------------------
Social          2000
Awareness       1999         189,229           0        16,807         29,225       1.42%     2.51%      2.66%
Fund            1998         120,016      34,388        10,801         14,440       1.22%     2.20%
-----------------------------------------------------------------------------------------------------------------
Mid Cap         2000
Value           1999         258,906           0        23,301         31,436       1.33%     2.37%      2.38%
Fund            1998         144,005      35,151        19,523         12,984       1.27%     2.33%
-----------------------------------------------------------------------------------------------------------------
Small Cap       2000
Growth          1999               0     114,419         9,398          9,645       0.49%     1.94%      1.47%
Fund            1998(2)            0      33,554         3,020          4,672       1.39%     2.38%
-----------------------------------------------------------------------------------------------------------------
Enhanced        2000
Index Fund      1999(3)       82,418           0         9,890          4,312       1.48%     2.20%      2.05%
-----------------------------------------------------------------------------------------------------------------
International   2000
Fune            1999(3)       44,906           0        21,837          1,425       2.50%     3.19%      2.78%
-----------------------------------------------------------------------------------------------------------------
Select 25       2000
Fund            1999(3)       95,115           0        11,414         16,830       1.48%     2.19%      2.07%
-----------------------------------------------------------------------------------------------------------------
Ultra           2000
Fund            1999       1,137,409           0             0              0       1.21%     2.21%      2.21%
                1998       1,068,177           0             0              0       1.23%     2.23%
-----------------------------------------------------------------------------------------------------------------

1  For the fiscal years ended  September 30, 1998 and 1999,  the Investment  Manager  reimbursed the Total Return
   Fund $21,941 and $20,929, respectively, of the Fund's administrative and transfer agency fees.

2  Small Cap Growth Fund's  figures are based on the period October 15, 1997 (date of inception) to September 30,
   1998. Percentage amounts for the period have been annualized.

3  Enhanced Index,  International  and Select 25 Funds' figures are based on the period January 29, 1999 (date of inception) to September 30, 1999. Percentage amounts for the period have been annualized.

4  Class C shares were  initially  offered for sale on January 29, 1999.  Percentage  amounts for the period have been annualized.

-----------------------------------------------------------------------------------------------------------------


The Funds' Investment Management and Services Agreements are renewable annually by the Funds' Board of Directors or by a vote of a majority of the individual Fund's outstanding securities and, in either event, by a majority of the board who are not parties to the Agreement or interested persons of any such party. The Agreements provide that they may be terminated without penalty at any time by either party on 60 days' notice and are automatically terminated in the event of assignment.

The following persons are affiliated with the Funds and also with the Funds' investment adviser, Security Management Company, LLC, in these capacities:


--------------------------------------------------------------------------------
                                                 POSITION(S) WITH SECURITY
NAME              POSITION(S) WITH THE FUNDS     MANAGEMENT COMPANY, LLC
--------------------------------------------------------------------------------
James R.          President and Director         President and Managing
Schmank                                          Member Representative
--------------------------------------------------------------------------------
John D.           Chairman of the Board          Senior Vice President and
Cleland           and Director                   Managing Member Representative
--------------------------------------------------------------------------------
Terry A.          Vice President (Equity Fund    Senior Vice President and
Milberger         and Growth and Income Fund)    Senior Portfolio Manager
--------------------------------------------------------------------------------
Amy J. Lee        Secretary                      Secretary
--------------------------------------------------------------------------------
Brenda M.         Treasurer                      Assistant Vice President
Harwood                                          and Treasurer
--------------------------------------------------------------------------------
Cindy L.          Vice President                 Second Vice President
Shields           (Equity Fund only)             and Portfolio Manager
--------------------------------------------------------------------------------
Christopher D.    Assistant Secretary            Assistant Secretary
Swickard
--------------------------------------------------------------------------------
James P.          Vice President (Equity Fund    Vice President and
Schier            and Ultra Fund only)           Senior Portfolio Manager
--------------------------------------------------------------------------------
Frank             Not Applicable                 Director of Research
Whitsell
--------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT --

DEAN S. BARR, Managing Director and Head of Global Quantitative Index Strategies, has been co-manager of Enhanced Index Fund since he joined Bankers Trust in September 1999. Prior to joining Bankers Trust, he was Chief Investment Officer of Active Quantitative Strategies at State Street Global Advisors. He has a bachelor's degree from Cornell University and an MBA in finance from New York University Graduate School of Business.


MANISH KESHIVE, Director of Bankers Trust, has been co-manager of Enhanced Index Fund since September 1999. He joined Bankers Trust in 1996. Prior to joining Bankers Trust, he was a student earning a B.S. degree in Technology from the Indian Institute of Technology in 1993 and an M.S. degree from the Massachusetts Institute of Technology in 1995.


MICHAEL LEVY, Managing Director of Bankers Trust, has been co-lead manager of the International Fund since its inception in January 1999. He has been a portfolio manager of other investment products with similar investment objectives since joining Bankers Trust in 1993. Mr. Levy is Bankers Trust's International Equity Strategist and is head of the international equity team. He has served in each of these capacities since 1993. The international equity team is responsible for the day-to-day management of the Fund as well as other international equity portfolios managed by Bankers Trust. Mr. Levy's experience prior to joining Bankers Trust includes serving as senior equity analyst with Oppenheimer & Company, as well as positions in investment banking, technology and manufacturing enterprises. He has 28 years of business experience, of which 18 years have been in the investment industry.

TERRY A. MILBERGER, Senior Portfolio Manager of the Investment Manager, has managed Equity Fund since 1981 and Growth and Income Fund since March 2000. He has been the lead manager of Select 25 Fund since its inception in January 1999 and of Total Return Fund since May 1999. He has more than 20 years of investment experience. He began his career as an investment analyst in the insurance industry, and from 1974 through 1978, he served as an assistant portfolio manager for the Investment Manager. He was then employed as Vice President of Texas Commerce Bank and managed its pension assets until he returned to the Investment Manager in 1981. Mr. Milberger holds a bachelor's degree in business and an M.B.A. from the University of Kansas and is a Chartered Financial Analyst.


BRANDON NELSON was named co-manager of the Small Cap Growth Fund in early November 2000. Mr. Nelson has over four years of investment experience. He joined Strong in 1996 after working as a summer intern on Mr. Ognar's team in 1995. He received an M.S. degree in finance from the University of Wisconsin-Madison and participated in the Applied Security Analysis Program. Mr. Nelson also earned a B.B.A. degree in finance from the University of Wisconsin-Madison.


RONALD C. OGNAR, Portfolio Manager of Strong, has managed Small Cap Growth Fund since its inception in 1997. He is a Chartered Financial Analyst with more than 30 years of investment experience. Mr. Ognar joined Strong in April 1993 after two years as a principal and portfolio manager with RCM Capital Management. For approximately 3 years prior to his position at RCM Capital Management, he was a portfolio manager at Kemper Financial Services in Chicago. Mr. Ognar began his investment career in 1968 at LaSalle National Bank. He is a graduate of the University of Illinois with a bachelor's degree in accounting.

ROBERT REINER, Managing Director at Bankers Trust, has been co-lead manager of the International Fund since its inception in January 1999. He has been a portfolio manager of other investment products with similar investment objectives since joining Bankers Trust in 1994. At Bankers Trust, he has been involved in developing analytical and investment tools for the group's international equity team. His primary focus has been on Japanese and European markets. Prior to joining Bankers Trust, he was an equity analyst and also provided macroeconomic coverage for Scudder, Stevens & Clark from 1993 to 1994. He previously served as Senior Analyst at Sanford C. Bernstein & Co. from 1991 to 1992, and was instrumental in the development of Bernstein's International Value Fund. Mr. Reiner spent more than nine years at Standard & Poor's Corporation, where he was a member of its international ratings group. His tenure included managing the day-to-day operations of the Standard & Poor's Corporation Tokyo office for three years.

WELLINGTON MANAGEMENT COMPANY'S GLOBAL TECHNOLOGY TEAM has managed the Technology Fund since its inception in May of 2000. The Technology Team is comprised of a group of global industry analysts who focus on various industries of the Technology sector. The Technology Team is supported by a significant number of specialized fundamental, quantitative and technical analysts; macro-economic analysts and traders.


JAMES P. SCHIER, Senior Portfolio Manager of the Investment Manager, has managed Mid Cap Value Fund since its inception in 1997 and Ultra Fund since January 1998. He has 17 years experience in the investment field and is a Chartered Financial Analyst. While employed by the Investment Manager, he also served as research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1995 he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company now part of Firstar. Mr. Schier earned a Bachelor of Business degree from the University of Notre Dame and an M.B.A. from Washington University.

CINDY L. SHIELDS, Portfolio Manager of the Investment Manager, has managed Social Awareness Fund since its inception in 1996 and Large Cap Growth since its inception in May, 2000. Ms. Shields has 11 years experience in the securities field and joined the Investment Manager in 1989. She has been a portfolio manager since 1994, and prior to that time, she served as a research analyst for the Investment Manager. Ms. Shields graduated from Washburn University with a bachelor of business administration degree, majoring in finance and economics. She is a Chartered Financial Analyst.

JULIE WANG, Director at Bankers Trust, has been co-lead manager of the International Fund since its inception in January 1999. She has been a manager of other investment products with similar investment objectives since joining Bankers Trust in 1994. Ms. Wang has primary focus on the Asia-Pacific region and the Fund's emerging market exposure. Prior to joining Bankers Trust, Ms. Wang was an investment manager at American International Group, where she advised in the management of $7 billion of assets in Southeast Asia, including private and listed equities, bonds, loans and structured products. Ms. Wang received her B.A. degree in economics from Yale University and her M.B.A. from the Wharton School.


FRANK  WHITSELL,  Portfolio  Manager of the Investment  Manager,  has co-managed
Total Return Fund since May 1999 and has co-managed Select 25 Fund since February 2000. He joined the Investment Manager in 1994. Mr. Whitsell graduated from Washburn University with a bachelor of business administration degree, majoring in accounting and finance, and an MBA.

WILLIAM L. WILBY, Senior Vice President of Oppenheimer, became the manager of Global Fund in November 1998. Prior to joining Oppenheimer in 1991, he was an international investment strategist at Brown Brothers Hamman & Co. Prior to Brown Brothers, Mr. Wilby was a managing director and portfolio manager at AIG Global Investors. He joined AIG from Northern Trust Bank in Chicago, where he was an international pension manager. Before starting his career in portfolio management, Mr. Wilby was an international financial economist at Northern Trust Bank and at the Federal Reserve Bank in Chicago. Mr. Wilby is a graduate of the United States Military Academy and holds an M.A. and a Ph.D. in International Monetary Economics from the University of Colorado. He is a Chartered Financial Analyst.


CODE OF ETHICS -- The Funds, the Investment Manager and the Distributor each has adopted a written code of ethics (the "Code of Ethics") which governs the personal securities transactions of "access persons" of the Funds. Access persons may invest in securities, including securities that may be purchased or held by the Funds; provided that they obtain prior clearance before engaging in securities transactions. Access persons include officers and directors of the Funds and Investment Manager and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Funds or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within ten days of the end of each calendar quarter. Access persons will not be permitted to effect transactions in a security if it: (a) is being considered for purchase or sale by the Funds; (b) is being purchased or sold by the Funds; or (c) is being offered in an initial public offering. Portfolio managers, research analysts and traders are also prohibited from purchasing or selling a security within seven calendar days before or after a Fund that he or she manages trades in that security. Any material violation of the Code of Ethics is reported to the Board of the Funds. The Board also reviews the administration of the Code of Ethics on an annual basis. In addition, each Sub-Adviser has adopted its own code of ethics to which the personal securities transactions of its portfolio managers and other access persons are subject. The Code of Ethics is on public file with the Securities Exchange Commission and is available from the Commission.


DISTRIBUTOR

The Distributor, a Kansas corporation and wholly-owned subsidiary of Security Benefit Group, Inc., serves as the principal underwriter for shares of Growth and Income Fund, Equity Fund, Global Fund, Total Return Fund, Social Awareness Fund, Mid Cap Value Fund, Small Cap Growth Fund, Enhanced Index Fund, International Fund, Select 25 Fund, Large Cap Growth Fund, Technology Fund and Ultra Fund pursuant to Distribution Agreements with the Funds. The Distributor also acts as principal underwriter for Security Income Fund, Security Municipal Bond Fund and SBL Fund.

The Distributor receives a maximum commission on sales of Class A shares of 5.75% and allows a maximum discount of 5% from the offering price to authorized dealers on the Fund shares sold. The discount is the same for all dealers, but the Distributor at its discretion may increase the discount for specific periods. Salespersons employed by dealers may also be licensed to sell insurance with Security Benefit Life.


For the fiscal years ended  September 30, 1998,  1999 and 2000, the  Distributor
(i) received gross underwriting commissions on Class A shares, (ii) retained net underwriting commissions on Class A shares, and (iii) received contingent deferred sales charges on redemptions of Class B and Class C shares in the amounts set forth in the table below.

--------------------------------------------------------------------------------------------------------------------------
                              GROSS UNDERWRITING COMMISSIONS    NET UNDERWRITING COMMISSIONS   COMPENSATION ON REDEMPTIONS
                              -------------------------------   ----------------------------   ---------------------------
                                  1998          1999     2000      1998        1999    2000       1998        1999    2000
--------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund......  $  161,083     $   63,182         $ 11,930     $ 10,480          $ 12,982     $ 20,267
Equity Fund.................   1,586,589      1,361,567          137,516      160,666           123,648      162,305
Ultra Fund..................      51,626         52,603            3,908        7,112            19,376        4,914
Global Fund.................      16,810         28,694               66        3,301            24,076       17,455
Total Return Fund...........      14,300          6,452              728        1,156             7,197        2,420
Social Awareness Fund.......      73,830        353,066            4,310      193,400             4,833        7,142
Mid Cap Value FundZ.........     176,512         73,459            4,530        8,929             5,438       26,386
Small Cap Growth Fund.......      29,790(1)      10,311               28(1)       266             2,250(1)     1,025
Enhanced Index Fund(2)......         ---        103,177              ---        2,153               ---        3,015
International Fund(2).......         ---         16,430              ---        1,422               ---           50
Select 25 Fund(2)...........         ---        346,485              ---       10,249               ---       11,783
Large Cap Growth Fund(3)....         ---            ---              ---          ---               ---          ---
Technology Fund(3)..........         ---            ---              ---          ---               ---          ---
--------------------------------------------------------------------------------------------------------------------------

1 For the period October 15, 1997 (date of inception) to September 30, 1998. 2 For the period January 28, 1999 (date of inception) to September 30, 1999. 3 For the period May 1, 2000 (date of inception) to September 30, 2000.

--------------------------------------------------------------------------------------------------------------------------


The Distributor, on behalf of the Funds, may act as a broker in the purchase and sale of securities, provided that any such transactions and any commissions shall comply with requirements of the Investment Company Act of 1940 and all rules and regulations of the SEC. The Distributor has not acted as a broker.

The Funds' Distribution Agreements are renewable annually either by the Board of Directors or by the vote of a majority of the Fund's outstanding securities, and, in either event, by a majority of the board who are not parties to the contract or interested persons of any such party. The contract may be terminated by either party upon 60 days' written notice.

ALLOCATION OF PORTFOLIO BROKERAGE

Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interests of the respective Funds. In reaching a judgment relative to the qualifications of a broker-dealer ("broker") to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the Investment Manager or relevant Sub-Adviser, including the overall reasonableness of commissions paid to a broker, the firm's general execution and operational capabilities, and its reliability and financial condition. Subject to the foregoing considerations, the execution of portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager or relevant Sub-Adviser. Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities and purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line data base systems, the equipment for which is provided by the broker, that enable the Investment Manager to have real-time access to market information, including quotations;
(2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations.


In some cases, the computer and other equipment furnished by the broker may have additional uses that are not related to the investment services and research information. In such cases, the Investment Manager or Sub-Adviser must allocate the value of the computer and other equipment into research and non-research categories. Since that portion allocable to research can be paid from Fund brokerage commissions rather than being paid by the Investment Manager or Sub-Adviser, the Investment Manager or Sub-Adviser will have a conflict of interest in making the allocation. Finally, the investment services or research information provided to the Investment Manager or Sub-Adviser may be produced by parties other than the broker effecting the portfolio transaction.

If a transaction is directed to a broker supplying investment services or research information, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction provided that the Investment Manager or relevant Sub-Adviser shall have determined in good faith that the commission is reasonable in relation to the value of the investment information or the research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager or relevant Sub-Adviser with respect to all accounts as to which it exercises investment discretion. The Investment Manager or relevant Sub-Adviser may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including the Funds. Portfolio transactions, may also be placed with the Distributor or with a sub-adviser's affiliated broker/dealer to the extent and in the manner permitted by applicable law.


In addition, brokerage transactions may be placed with broker-dealers who sell shares of the Funds managed by the Investment Manager and who may or may not also provide investment information and research services. The Investment Manager may, consistent with the NASD's Conduct Rules, consider sales of shares of the Funds in the selection of a broker.

The Funds may also buy securities from, or sell securities to, dealers acting as principals or market makers. The Investment Manager generally will not purchase investment information or research services in connection with such principal transactions.

Securities held by the Funds may also be held by other investment advisory clients of the Investment Manager and/or relevant Sub-Adviser, including other investment companies. In addition, Security Benefit Life Insurance Company ("SBL"), may also hold some of the same securities as the Funds. When selecting securities for purchase or sale for a Fund, the Investment Manager may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to the Investment Manager's obligation to seek best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of the Investment Manager not to favor one account over the other. Any purchase or sale orders executed simultaneously (which may also include orders from SBL) are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, then the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's transaction, it is believed that the procedure generally contributes to better overall execution of the Fund's portfolio transactions. With respect to the allocation of initial public offerings ("IPOs"), the Investment Manager may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the Investment Manager in an IPO.

The following table sets forth the brokerage fees paid by the Funds during the last three fiscal years and certain other information:


---------------------------------------------------------------------------------------------------
                                                                         FUND TRANSACTIONS DIRECTED
                                                                          TO AND COMMISSIONS PAID
                                                    FUND BROKERAGE         TO BROKER-DEALERS WHO
                                   FUND TOTAL         COMMISSIONS         ALSO PERFORMED SERVICES
                                    BROKERAGE      PAID TO SECURITY      --------------------------
                                   COMMISSIONS    DISTRIBUTORS, INC.,                    BROKERAGE
         FUND            YEAR         PAID          THE UNDERWRITER      TRANSACTIONS   COMMISSIONS
---------------------------------------------------------------------------------------------------
Security Growth          2000      $                      $              $               $
and Income Fund          1999         283,962              0               52,804,552      95,172
                         1998         332,718              0               68,503,622     105,204
---------------------------------------------------------------------------------------------------
Security Equity Fund -   2000
Equity Fund              1999       1,061,580              0              242,335,957     371,592
                         1998       1,099,219              0              263,017,019     359,314
---------------------------------------------------------------------------------------------------
Security Equity Fund -   2000
Global Fund              1999         205,358              0               19,042,698      41,461
                         1998         218,464              0               21,465,232      59,626
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Security Equity Fund -   2000
Total Return Fund        1999          25,284              0               15,281,864      25,284
                         1998           9,871              0                3,474,334       7,670
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Security Equity Fund -   2000
Social Awareness Fund    1999          18,988              0                5,210,696       7,612
                         1998          10,661              0                1,418,953       1,722
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Security Equity Fund -   2000
Mid Cap Value Fund       1999         128,100              0                6,287,986      18,084
                         1998          64,157              0                8,264,311      14,947
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Security Equity Fund -   2000
Small Cap Growth Fund    1999          74,858              0                        0           0
                         1998(1)       22,215              0                3,087,031       6,947
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Security Equity Fund -   2000
Enhanced Index Fund      1999(2)       15,495              0                        0           0
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Security Equity Fund -   2000
International Fund       1999(2)       43,773              0                        0           0
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Security Equity Fund -   2000
Select 25 Fund           1999(2)       27,042              0               26,372,448      27,042
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Security Equity Fund -   2000(3)
Large Cap Growth Fund
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Security Equity Fund -   2000(3)
Technology Fund
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Security Ultra Fund      2000
                         1999         150,072              0               14,817,087      41,430
                         1998         268,722              0               39,308,363      69,536
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1  Small Cap Growth  Fund's  figures  are based on the  period  October  15,  1997 (date of inception) to September 30, 1998.

2  Enhanced  Index,  International  and  Select 25 Funds'  figures  are based on the period
   January 29, 1999 (date of inception) to September 30, 1999.

3  Large Cap  Growth  and  Technology  Funds are based on the  period  May 1, 2000  (date of inception) to September 30, 2000.

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BROKERAGE ENHANCEMENT PLAN


The Boards of Directors of the Funds, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Funds, the Investment Manager or the Distributor (referred to as the "Independent Directors"), and each Fund's (or Series thereof, as applicable), shareholders have voted pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 to adopt a Brokerage Enhancement Plan (the "Plan") for the purpose of utilizing the Funds' brokerage commissions, to the extent available, to promote the sale and distribution of the Funds' shares. However, to date, none of the Funds have implemented the Plan.


Under the Plan, the Distributor, on behalf of the Funds is authorized to direct the Investment Manager or a Sub-adviser to effect brokerage transactions in portfolio securities through certain broker-dealers, consistent with the obligation to achieve best price and execution. These broker-dealers have agreed either (i) to pay a portion of their commission from the purchase and sale of securities to the Distributor or other introducing brokers ("Brokerage Payments") that provide distribution activities, or (ii) or to provide brokerage credits, benefits or other services ("Brokerage Credits") to be used for distribution activities in addition to the execution of the trade. The Distributor will use a part of the Brokerage Payments to defray legal and administrative costs associated with implementation of the Plan. These expenses are expected to be minimal. The remainder of the Brokerage Payments or Brokerage Credits generated will be used by the Distributor to finance activities principally intended to result in the sale of the Funds' shares. These activities will include, but are not limited to:

* holding or participating in seminars and sales meetings promoting the sale of the Funds' shares
*  paying marketing fees requested by broker-dealers who sell the Funds
*  training sales personnel
*  creating and mailing advertising and sales literature
* financing any other activity that is intended to result in the sale of the Funds' shares.

The Distributor is obligated to use all amounts generated under the Plan for distribution expenses, except for a small amount to be used to defray the incidental costs associated with implementation of the Plan. The Plan may indirectly benefit the Distributor in that amounts expended under the Plan may help defray, in whole or in part, distribution expenses that otherwise might be borne by the Distributor or an affiliate.

The Plan provides (i) that it will be subject to annual approval by the Directors and the Independent Directors; (ii) that the Distributor must provide the Directors a quarterly written report of payments made under the Plan and the purpose of the payments; and (iii) that the Plan may be terminated at any time by the vote of a majority of the Independent Directors. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval, and all material Plan amendments must be approved by a vote of the Independent Directors. In addition, the selection and nomination of the Independent Directors must be committed to the Independent Directors.

HOW NET ASSET VALUE IS DETERMINED

The per share net asset value of each Fund is determined by dividing the total value of its securities and other assets, less liabilities, by the total number of shares outstanding. The public offering price for each Fund is its net asset value per share plus, in the case of Class A shares, the applicable sales charge. The net asset value and offering price are computed once daily as of the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central time) on each day the Exchange is open for trading, which is Monday through Friday, except for the following dates when the exchange is closed in observance of federal holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The offering price determined at the close of business on the New York Stock Exchange on each day on which the Exchange is open will be applicable to all orders for the purchase of Fund shares received by the dealer prior to such close of business and transmitted to the Funds prior to the close of their business day (normally 5:00 p.m. Central time unless the Exchange closes early). Orders accepted by the dealer after the close of business of the Exchange or on a day when the Exchange is closed will be filled on the basis of the offering price determined as of the close of business of the Exchange on the next day on which the Exchange is open. It is the responsibility of the dealer to promptly transmit orders to the Funds.

In determining net asset value, securities listed or traded on a national securities exchange are valued on the basis of the last sale price. If there are no sales on a particular day, then the securities shall be valued at the last bid price. All other securities for which market quotations are available are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Funds' Investment Manager, then the securities shall be valued in good faith by such method as the Board of Directors determines will reflect their fair market value.


Because the expenses of distribution are borne by Class A shares through a front-end sales charge and by Class B, Class C and Class S shares through an ongoing distribution fee, the expenses attributable to each class of shares will differ, resulting in different net asset values. The net asset value of Class B, Class C and Class S shares will generally be lower than the net asset value of Class A shares as a result of the distribution fee charged to Class B, Class C and Class S shares. It is expected, however, that the net asset value per share will tend to converge immediately after the payment of dividends which will differ in amount for Class A, B, C and Class S shares by approximately the amount of the different distribution expenses attributable to Class A, B, C and Class S shares.


HOW TO REDEEM SHARES


Stockholders may turn in their shares directly to the Investment Manager for redemption at net asset value (which may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption). The redemption price in cash will be the net asset value next determined after the time when such shares are tendered for redemption less any applicable contingent deferred sales charge.

Shares will be redeemed on request of the stockholder in proper order to the Investment Manager, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Investment Manager: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment Manager for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of shares are subject to the same requirements. A signature guarantee is not required for redemptions of $10,000 or less, requested by and payable to all stockholders of record for an account, to be sent to the address of record. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. The Investment Manager reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, stockholders having questions should contact the Investment Manager.

The Articles of Incorporation of Security Equity Fund provide that the Board of Directors, without the vote or consent of the stockholders, may adopt a plan to redeem at net asset value all shares in any stockholder account in which there has been no investment (other than the reinvestment of income dividends or capital gains distributions) for the last six months and in which there are fewer than 25 shares or such fewer number of shares as may be specified by the Board of Directors. Any plan of involuntary redemption adopted by the Board of Directors shall provide that the plan is in the economic best interests of the Fund or is necessary to reduce disproportionately burdensome expenses in servicing stockholder accounts. Such plan shall further provide that prior notice of at least six months shall be given to a stockholder before involuntary redemption, and that the stockholder will have at least six months from the date of the notice to avoid redemption by increasing his or her account to at least the minimum number of shares established in the Articles of Incorporation, or such fewer shares as are specified in the plan.

When investing in the Funds, stockholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Internal Revenue Code. To the extent permitted by law, the redemption proceeds of stockholders who fail to furnish this information will be reduced by $50 to reimburse for the IRS penalty imposed for failure to report the tax identification number on information reports.

Payment in cash of the amount due on redemption, less any applicable deferred sales charge, for shares redeemed will be made within seven days after tender, except that the Funds may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission. When a redemption request is received, the redemption proceeds are deposited into a redemption account established by the Distributor and the Distributor sends a check in the amount of redemption proceeds to the stockholder. The Distributor earns interest on the amounts maintained in the redemption account. Conversely, the Distributor causes payments to be made to the Funds in the case of orders for purchase of Fund shares before it actually receives federal funds.

In addition to the foregoing redemption procedure, the Funds repurchase shares from broker-dealers at the price determined as of the close of business on the day such offer is confirmed. The Distributor has been authorized, as agent, to make such repurchases for the Funds' account. Dealers may charge a commission on the repurchase of shares.

The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences. (See "Retirement Plans," page 67.)

At various times the Funds may be requested to redeem shares for which they have not yet received good payment. Accordingly, the Funds may delay the mailing of a redemption check until such time as they have assured themselves that good payment (e.g., cash or certified check on a U.S. bank) has been collected for the purchase of such shares.

TELEPHONE REDEMPTIONS -- A stockholder may redeem uncertificated shares in amounts up to $10,000 by telephone request, provided the stockholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from the Investment Manager. The proceeds of a telephone redemption will be sent to the stockholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by the Investment Manager, a stockholder may redeem shares by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Redemption requests received by telephone after the close of the New York Stock Exchange (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Telephone redemptions are not accepted for IRA and 403(b)(7) accounts. A stockholder who authorizes telephone redemptions authorizes the Investment Manager to act upon the instructions of any person identifying themselves as the owner of the account or the owner's broker. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting a redemption by telephone provide the account registration and number, the owner's tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any redemption request provided that the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Investment Manager or the Funds.

During periods of severe market or economic conditions, telephone redemptions may be difficult to implement and stockholders should make redemptions by mail as described under "How to Redeem Shares," page 58.

HOW TO EXCHANGE SHARES


Stockholders of the Funds may exchange their shares for shares of another of the Funds or for shares of certain of the other mutual funds distributed by the Distributor . The other mutual funds currently distributed by the Distributor which are eligible for the exchange offer include Security Diversified Income, High Yield, and Municipal Bond Funds. Stockholders who hold their shares in a tax-qualified retirement plan may also exchange shares of the Funds for shares of Security Capital Preservation Fund, but may not exchange into Municipal Bond Fund. Stockholders, except those who have purchased through the following custodial accounts of the Investment Manager, 403(b)(7) accounts, SEPP accounts and SIMPLE plans, may also exchange their shares for shares of Security Cash fund. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale.

Class A, Class B, Class C and Class S shares of the Funds may be exchanged for Class A, Class B, Class C and Class S shares, respectively, of another Fund distributed by the Distributor or for shares of Security Cash Fund, a money market fund that offers a single class of shares. No exchanges are allowed with a Fund that does not offer Class C or Class S shares, except that a stockholder may exchange Class C or Class S shares for shares of Security Cash Fund. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase without regard to the time shares were held in Security Cash Fund. Such transactions generally have the same tax consequences as ordinary sales and purchases. No service fee is presently imposed on such an exchange. They are not tax-free exchanges.


Exchanges  are made  promptly  upon  receipt  of a properly  completed  Exchange
Authorization form and (if issued) share certificates in good order for transfer. If the stockholder is a corporation, partnership, agent, fiduciary or surviving joint owner, additional documentation of a customary nature, such as a stock power and guaranteed signature, will be required. (See "How to Redeem Shares," page 58.)

This privilege may be changed or discontinued at any time at the discretion of the management of the Funds upon 60 days' notice to stockholders. It is contemplated, however, that the privilege will be extended in the absence of objection by regulatory authorities and provided shares of the respective companies are available and may be legally sold in the jurisdiction in which the stockholder resides. A current prospectus of the Fund into which an exchange is made will be given each stockholder exercising this privilege.

EXCHANGE BY TELEPHONE -- To exchange shares by telephone, a shareholder must have completed either the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Authorization must be on file with the Investment Manager before exchanges may be made by telephone. Once authorization has been received by the Investment Manager, a stockholder may exchange shares by telephone by calling the Funds at (800) 888-2461, extension 3127 on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received after the close of the New York Stock Exchange (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Shares which are held in certificate form may not be exchanged by telephone.

The telephone exchange privilege is only permitted between accounts with identical registration. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged, and the names of the Security Funds from which and into which the exchange is to be made, and such instructions must be received on a recorded line. Neither the Funds, the Investment Manager nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss in the event of a fraudulent or unauthorized request. This telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Funds. In particular, the Funds may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.

DIVIDENDS AND TAXES


It is each Fund's policy to pay dividends from net investment income as from time to time declared by the Board of Directors, and to distribute realized capital gains (if any) in excess of any capital losses and capital loss carryovers, at least once a year. Because Class A shares of the Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B, Class C and Class S shares of the Funds bear such costs through a higher distribution fee, expenses attributable to Class B, Class C and Class S shares, generally, will be higher and as a result, income distributions paid by the Funds with respect to Class B, Class C and Class S shares generally will be lower than those paid with respect to Class A shares. Because the value of a share is based directly on the amount of the net assets rather than on the principle of supply and demand, any distribution of capital gains or payment of an income dividend will result in a decrease in the value of a share equal to the amount paid. All such dividends and distributions are automatically reinvested on the payable date in shares of the Funds at net asset value as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Investment Manager is previously notified in writing by the stockholder that such dividends or distributions are to be received in cash. A stockholder may request that such dividends or distributions be directly deposited to the stockholder's bank account. A stockholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within 30 days after the payment date, reinvest a dividend check without imposition of a sales charge.


The following summarizes certain federal income tax considerations generally affecting the Funds and their stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their stockholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

For federal income tax purposes, dividends paid by the Funds from net investment income may qualify for the corporate stockholder's dividends received deduction to the extent the Funds designate the amount distributed as a qualified dividend. The aggregate amount designated as a qualified dividend by the Funds cannot exceed the aggregate amount of dividends received by the Funds from domestic corporations for the taxable year. The corporate dividends received deduction will be limited if the shares with respect to which the dividends are received are treated as debt-financed or are deemed to have been held less than 46 days. In addition, a corporate stockholder must hold Fund shares for at least 46 days to be eligible to claim the dividends received deduction. All dividends from net investment income, together with distributions of any realized net short-term capital gains, whether paid direct to the stockholder or reinvested in shares of the Funds, are taxable as ordinary income.

The excess of net long-term capital gains over short-term capital losses realized and distributed by the Funds or reinvested in Fund shares will generally be taxable to shareholders as long-term gain. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Advice as to the tax status of each year's dividends and distributions will be mailed annually. A purchase of shares shortly before payment of a dividend or distribution is disadvantageous because the dividend or distribution to the purchaser has the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. In addition, all or a portion of such dividends or distributions (although in effect a return of capital) may be taxable.

Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code.

To qualify as a regulated investment company, each Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iii) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

Certain requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

Generally, regulated investment companies, like the Fund, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If, as a result of exchange controls or other foreign laws or restrictions regarding repatriation of capital, a Fund was unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if a Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).

Generally, gain or loss realized upon the sale or redemption of shares (including the exchange of shares for shares of another fund) will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be taxable to stockholders as long-term capital gains if the shares had been held for more than one year at the time of sale or redemption. Net capital gains on shares held for less than one year will be taxable to shareholders as ordinary income. Investors should be aware that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares. In addition, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances, the sales charge incurred in acquiring Class A shares of the Funds may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies in circumstances when shares of the Fund are exchanged within 90 days after the date they were purchased and new shares in a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.

The Funds are required by law to withhold 31% of taxable dividends and distributions to shareholders who do not furnish their correct taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Code.

Each Series of Security Equity Fund will be treated separately in determining the amounts of income and capital gains distributions. For this purpose, each Fund will reflect only the income and gains, net of losses of that Fund.

PASSIVE FOREIGN INVESTMENT COMPANIES -- Some of the Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over a period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would be eliminated, but a Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit the Fund's elections with respect to PFIC stock.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

OPTIONS, FUTURES AND FORWARD CONTRACTS AND SWAP AGREEMENTS -- Certain options, futures contracts, and forward contracts in which a Fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected.

The requirements applicable to a Fund's qualification as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

MARKET DISCOUNT -- If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase amount is "market discount". If the amount of market discount is more than a DE MINIMIS amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest, gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT -- Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

CONSTRUCTIVE SALES -- Recently enacted rules may affect timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

FOREIGN TAXATION -- Income received by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will reduce the amount of dividends and distributions paid to the Fund's stockholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of such Fund's assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, subject to limitation, to pass through its foreign tax credits to its stockholders.

FOREIGN CURRENCY TRANSACTIONS -- Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that a Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

OTHER TAXES -- The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in a Fund. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Depending upon the nature and extent of a Fund's contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

ORGANIZATION

The Articles of Incorporation of each Fund provide for the issuance of an indefinite number of shares of common stock in one or more classes or Fund. Security Equity Fund has authorized capital stock of $.25 par value and currently issues its shares in eleven Funds, Equity Fund, Global Fund, Total Return Fund, Social Awareness Fund, Mid Cap Value Fund, Small Cap Growth Fund, Enhanced Index Fund, International Fund, Select 25 Fund, Large Cap Growth Fund and Technology Fund. The shares of each Fund of Security Equity Fund represent a pro rata beneficial interest in that Fund's net assets and in the earnings and profits or losses derived from the investment of such assets. Growth and Income and Ultra Funds have not issued shares in any additional fund at the present time. Growth and Income and Ultra Funds each have authorized capital stock of $1.00 par value and $.50 par value, respectively.


Each of the Funds currently issues four classes of shares which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that
(i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class;
(iii) each class has different exchange privileges; and (iv) each class has a different designation. When issued and paid for, the shares will be fully paid and nonassessable by the Funds. Shares may be exchanged as described under "How to Exchange Shares," page 59, but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.


On certain matters, such as the election of directors, all shares of the Fund of Security Equity Fund, Equity Fund, Global Fund, Total Return Fund, Social Awareness Fund, Mid Cap Value Fund, Small Cap Growth Fund, Enhanced Index Fund, International Fund, Select 25 Fund, Large Cap Growth Fund and Technology Fund, vote together, with each share having one vote. On other matters affecting a particular Fund, such as the investment advisory contract or the fundamental policies, only shares of that Fund are entitled to vote, and a majority vote of the shares of that Fund is required for approval of the proposal.

The Funds do not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by vote cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of 10% of a Fund's outstanding shares.


CUSTODIANS, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

State Street Bank and Trust Company, 225 Franklin, Boston, Massachusetts 02110, currently acts as custodian for the portfolio securities of Large Cap Growth, Technology, Global and International Funds, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.

UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri 64106, acts as the custodian for the portfolio securities of Growth and Income Fund, Equity Fund, Social Awareness Fund, Mid Cap Value Fund, Small Cap Growth Fund, Enhanced Index Fund, Select 25 Fund, Total Return Fund and Ultra Fund. Security Management Company, LLC acts as the Funds' transfer and dividend-paying agent.

PERFORMANCE INFORMATION


The  Funds  may,  from  time  to  time,  include   performance   information  in
advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements or sales literature may be expressed as average annual total return or aggregate total return.

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Funds over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                P(1 + T)^n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum initial sales load of 5.75% in the case of quotations of performance of Class A shares or the applicable contingent deferred sales charge in the case of quotations of performance of Class B and Class C shares and a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.


For the 1-, 5- and 10-year periods ended September 30, 2000 the average annual total return for each Fund was the following:

----------------------------------------------------------------------------------------------------------------------------
                                       1 YEAR                             5 YEARS                        10 YEARS
                            -----------------------------      -----------------------------   -----------------------------
                            CLASS A    CLASS B    CLASS C      CLASS A    CLASS B    CLASS C   CLASS A    CLASS B    CLASS C
----------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund....   5.54%      5.93%      2.49%(7)    13.74%     13.67%     ---        9.37%     10.02%(1)    ---
Equity Fund...............  13.73%     14.23%     (3.34)%(7)   22.81%     20.85%     ---       14.88%     17.37%(1)    ---
Global Fund...............  26.61%     28.04%      8.62%(7)    11.03%     10.96%     ---       10.58%(2)  10.76%(1)    ---
Ultra Fund................  42.18%     44.39%     10.10%(7)    16.26%     16.24%     ---        9.70%     12.54%(1)    ---
Total Return Fund.........  11.11%     11.68%     (0.13)%(7)    8.47%(3)   8.58%(3)  ---        ---        ---         ---
Social Awareness Fund.....  18.88%     19.81%     (3.43)%(7)   15.90%(4)  16.27%(4)  ---        ---        ---         ---
Mid Cap Value Fund........  30.08%     31.71%     12.55%(7)    21.83%(5)  22.69%(5)  ---        ---        ---         ---
Small Cap Growth Fund.....  40.63%     42.05%     14.23%(7)    10.86%(6)  11.08%(6)  ---        ---        ---         ---
Enhanced Index Fund.......  (5.37)%    (5.10)%    (1.00)%       ---(7)     ---(7)    ---(7)     ---        ---         ---
International Fund........  (8.67)%    (8.33)%    (4.17)%       ---(7)     ---(7)    ---(7)     ---        ---         ---
Select 25 Fund............  (0.75)%     0.20%      4.50%        ---(7)     ---(7)    ---(7)     ---        ---         ---
Large Cap Growth Fund.....  _____%(8)  _____%(8)  _____%(8)
Technology Fund...........  _____%(8)  _____%(8)  _____%(8)
----------------------------------------------------------------------------------------------------------------------------

1  From October 19, 1993 (date of inception) to September 30, 2000
2  From October 1, 1993 (date of inception) to September 30, 2000
3  From June 1, 1995 (date of inception) to September 30, 2000
4  From November 1, 1996 (date of inception) to September 30, 2000
5  From May 1, 1997 (date of inception) to September 30, 2000
6  From October 15, 1997 (date of inception) to September 30, 2000
7  From January 29, 1999 (date of inception) to September 30, 2000, percentage amounts are not annualized
8  From May 1, 2000 (date of inception) to September 30, 2000

----------------------------------------------------------------------------------------------------------------------------


Quotations of aggregate total return will be calculated for any specified period pursuant to the following formula:

                                   ERV - P
                                   ------- = T
                                      P

(where P = a hypothetical initial payment of $1,000, T = the total return, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will assume that all dividends and distributions are reinvested when paid. The Funds may, from time to time, include quotations of aggregate total return that do not reflect deduction of the sales load. The sales load, if reflected, would reduce the total return.


The aggregate total return on an investment for each Fund calculated as described above was as indicated in the accompanying table. Unless otherwise noted, the total return numbers are for the ten-year period ended September 30, 2000.

--------------------------------------------------------------------------------
                                       CLASS A         CLASS B       CLASS C
--------------------------------------------------------------------------------
Growth and Income Fund ............   144.95%(1)      76.50%(2)      2.49%(8)
Equity Fund .......................   300.39%(1)     159.41%(2)     (3.44)%(8)
Global Fund .......................    82.87%(3)      83.67%(2)      8.62%(8)
Ultra Fund ........................   152.49%(1)     101.99%(2)     10.10%(8)
Total Return Fund .................    42.25%(4)      42.89%(4)     (0.13)%(8)
Social Awareness Fund .............    53.76%(5)      55.18%(5)     (3.43)%(8)
Mid Cap Value Fund ................    61.25%(6)      66.99%(6)     12.55%(8)
Small Cap Growth Fund .............    22.41%(7)      22.90%(7)     14.23%(8)
Enhanced Index Fund ...............    (5.37)%(8)     (5.10)%(8)    (0.90)%(8)
International Fund ................    (8.67)%(8)     (8.33)%(8)    (4.17)%(8)
Select 25 Fund ....................    (0.75)%(8)      0.20%(8)      4.50%(8)
Large Cap Growth Fund .............    _____%(9)      _____%(9)     _____%(9)
Technology Fund ...................    _____%(9)      _____%(9)     _____%(9)
-------------------------------------------------------------------------------
1  From September 30, 1989
2  From October 19, 1993
3  From October 1, 1993
4  From June 1, 1995
5  From November 1, 1996 (date of inception)
6  From May 1, 1997 (date of inception)
7  From October 15, 1997 (date of inception)
8  From January 29, 1999 (date of inception)
9  From May 1, 2000 (date of inception)
--------------------------------------------------------------------------------


These figures reflect deduction of the maximum sales load. Fee waivers for the Total Return, Social Awareness, Mid Cap Value and Small Cap Growth Funds reduced Fund expenses and in the absence of such waiver, the average annual total return and aggregate total return would be reduced.

In addition, quotations of total return will also be calculated for several consecutive one-year periods, expressing the total return as a percentage increase or decrease in the value of the investment for each year relative to the ending value for the previous year.

Quotations of average annual total return and aggregate total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Such quotations for the Funds will vary based on changes in market conditions and the level of the Funds' expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

In connection with communicating its average annual total return or aggregate total return to current or prospective shareholders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Such mutual fund rating services include the following: Lipper Analytical Services; Morningstar, Inc.; Investment Company Data; Schabacker Investment Management; Wiesenberger Investment Companies Service; Computer Directions Advisory (CDA); and Johnson's Charts. Such unmanaged indexes include, but are not limited to, the following: S&P 500; the Dow Jones Industrial Average; NASDAQ 100 and NASDAQ 200; Russell 2000 and Russell 2500; the Wilshire 1750 and Wilshire 4500; and the Domini Social Index. When comparing the Funds' performance with that of other alternatives, investors should understand that shares of the Funds may be subject to greater market risks than are certain other types of investments.

RETIREMENT PLANS

The Funds offer tax-qualified retirement plans for individuals (Individual Retirement Accounts, known as IRAs), several prototype retirement plans for the self-employed (Keogh plans), pension and profit-sharing plans for corporations, and custodial account plans for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Actual documents and detailed materials about the plans will be provided upon request to the Distributor.

Purchases of the Funds' shares under any of these plans are made at the public offering price next determined after contributions are received by the Distributor. The Funds' shares owned under any of the plans have full dividend, voting and redemption privileges. Depending on the terms of the particular plan, retirement benefits may be paid in a lump sum or in installment payments over a specified period. There are possible penalties for premature distributions from such plans.

Security Management Company, LLC is available to act as custodian for the plans on a fee basis. For IRAs, SIMPLE IRAs, Roth IRAs, Education IRAs, and Simplified Employee Pension Plans (SEPPs), service fees for such custodial services currently are: (1) $10 for annual maintenance of the account and (2) benefit distribution fee of $5 per distribution. Service fees for Section 403(b) Retirement Plans are set forth in "403(b) Retirement Plans," page 69. Service fees for other types of plans will vary. These fees will be deducted from the plan assets. Optional supplemental services are available from Security Benefit Life Insurance Company for additional charges.

Retirement investment programs involve commitments covering future years. It is important that the investment objectives and structure of the Funds be considered by the investors for such plans. A brief description of the available tax-qualified retirement plans is provided below. However the tax rules applicable to such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made to provide more than general information about the various types of qualified plans.

Investors are urged to consult their own attorneys or tax advisers when considering the establishment and maintenance of any such plans.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

Individual Retirement Account Custodial Agreements are available to provide investment in shares of the Funds or in other Funds in the Security Group. An individual may initiate an IRA through the Underwriter by executing the custodial agreement and making a minimum initial investment of at least $100. A $10 annual fee is charged for maintaining the account.

An individual may make a contribution to a traditional IRA each year of up to the lesser of $2,000 or 100% of earned income under current tax law. The IRAs described in this paragraph are called "traditional IRAs" to distinguish them from the "Roth IRAs" which became available in 1998. Roth IRAs are described below. Spousal IRAs allow an individual and his or her spouse to contribute up to $2,000 to their respective IRAs so long as a joint tax return is filed and joint income is $4,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of $2,000 or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $2,000 or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA.


Generally if a taxpayer is not covered by an employer-sponsored retirement plan, the amount the taxpayer may deduct for federal income tax purposes in a year for contributions to an IRA is the lesser of $2,000 or the taxpayer's compensation for the year. If the taxpayer is covered by an employer-sponsored retirement plan, the amount of IRA contributions the taxpayer may deduct in a year may be reduced or eliminated based on the taxpayer's adjusted gross income for the year. The adjusted gross income level at which a single taxpayer's deduction for 2000 is affected, $32,000, will increase annually to $52,000 in the year 2005. The adjusted gross income level at which the deduction for 2000 for a married taxpayer (who does not file a separate return) is affected, $51,000, will increase annually to $80,000 in the year 2007. If the taxpayer is married, files a separate tax return, and is covered by a qualified retirement plan, the taxpayer may not make a deductible contribution to an IRA if the taxpayer's income exceeds $10,000. If the taxpayer is not covered by an employer-sponsored retirement plan, but the taxpayer's spouse is, the amount the taxpayer may deduct for IRA contributions will be phased out if the taxpayer's adjusted gross income is between $150,000 and $160,000.


Contributions must be made in cash no later than April 15 following the close of the tax year. No annual contribution is permitted for the year in which the investor reaches age 70 1/2 or any year thereafter.

In addition to annual contributions, total distributions and certain partial distributions from certain employer-sponsored retirement plans may be eligible to be reinvested into a traditional IRA if the reinvestment is made within 60 days of receipt of the distribution by the taxpayer. Such rollover contributions are not subject to the limitations on annual IRA contributions described above.

ROTH IRAS

Section 408A of the Code permits eligible individuals to establish a Roth IRA, a new type of IRA which became available in 1998. Contributions to a Roth IRA are not deductible, but withdrawals that meet certain requirements are not subject to federal income tax. The maximum annual contribution amount of $2,000 is phased out if the individual is single and has an adjusted gross income between $95,000 and $110,000, or if the individual is married and the couple has a combined adjusted gross income between $150,000 and $160,000. In general, Roth IRAs are subject to certain required distribution requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the owner's lifetime. Generally, however, the amount in a remaining Roth IRA must be distributed by the end of the fifth year after the death of the owner.

Beginning in 1998 the owner of a traditional IRA may convert the traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. If a traditional IRA is converted to a Roth IRA, the taxable amount of the owner's traditional IRA will be considered taxable income for federal income tax purposes for the year of conversion. Generally, all amounts in a traditional IRA are taxable except for the owner's prior non-deductible contributions to the traditional IRA.

EDUCATION IRAS

Section 530 of the Code permits eligible individuals to establish an Education IRA on behalf of a beneficiary for tax years beginning in 1998. Contributions to an Education IRA are not deductible, but qualified distributions to the beneficiary are not subject to federal income tax. The maximum annual contribution amount of $500 is phased out if the individual is single and has an adjusted gross income between $95,000 and $110,000, or if the individual is married and the couple has a combined adjusted gross income between $150,000 and $160,000. Education IRAs are subject to certain required distribution requirements. Generally, the amount remaining in an Education IRA must be distributed by the beneficiary's 30th birthday or rolled into a new Education IRA for another eligible beneficiary.

SIMPLE IRAS

The Small Business Job Protection Act of 1996 created a retirement plan, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE Plans) for tax years beginning in 1997. SIMPLE Plan participants must establish a SIMPLE IRA into which plan contributions will be deposited.

The Investment Manager makes available SIMPLE IRAs to provide investment in shares of the Funds. Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Contributions must be made in cash and cannot exceed the maximum amount allowed under the Internal Revenue Code. On a pre-tax basis, up to $6,000 of compensation (through salary deferrals) may be contributed to a SIMPLE IRA. In addition, employers are required to make either
(1) a dollar-for-dollar matching contribution or (2) a nonelective contribution to each participant's account each year. In general, matching contributions must equal up to 3% of compensation, but under certain circumstances, employers may make lower matching contributions. Instead of the match, employers may make a nonelective contribution equal to 2% of compensation (compensation for purposes of any nonelective contribution is limited to $160,000, as indexed).

Distributions from a SIMPLE IRA are (1) taxed as ordinary income; (2) includable in gross income; and (3) subject to applicable state tax laws.

Distributions prior to age 59 1/2 may be subject to a 10% penalty tax which increases to 25% for distributions made before a participant has participated in the SIMPLE Plan for at least two years. An annual fee of $10 is charged for maintaining the SIMPLE IRA.

PENSION AND PROFIT SHARING PLANS

Prototype corporate pension or profit-sharing plans meeting the requirements of Internal Revenue Code Section 401(a) are available. Information concerning these plans may be obtained from the Distributor.

403(B) RETIREMENT PLANS


Employees of public school systems and tax-exempt organizations meeting the requirements of Internal Revenue Code Section 501(c)(3) may purchase shares of the Funds or of other funds in the Security Group, which funds include Security Social Awareness, Capital Preservation, Diversified Income and High Yield Funds, under a Section 403(b) Plan. Class S shares are not available to custodial accounts of the Investment Manager and Class A shares may not be available to custodial accounts of the Investment Manager opened on or after June 5, 2000. The minimum initial or subsequent investment in a custodial account under a
Section 403(b) Plan is $50. An annual administration fee of $25 is required for each custodial account with a balance less than $25,000 and a $5 withdrawal fee will be charged when any custodial account is closed.


Employees may request loans from their custodial accounts. An administration fee of $125 will be charged at the time of application for a loan and a $50 loan maintenance fee will be deducted each year from the account balance. Loan repayments will be treated as purchases for the purpose of determining any applicable deferred sales charge. See "How to Purchase Shares," page 40, for a discussion of the application of deferred sales charges to Class B and Class C shares. Loans may not be available from certain accounts, including those opened prior to June 5, 2000. Please contact Security Management Company, LLC concerning loan availability.

Section 403(b) Plans are subject to numerous restrictions on the amount that may be contributed, the persons who are eligible to participate, the time when distributions may commence, and the number and amount of any loans requested.

SIMPLIFIED EMPLOYEE PENSION PLANS (SEPPS)


A prototype SEPP is available for corporations, partnerships or sole proprietors desiring to adopt such a plan for purchases of IRAs for their employees. Employers establishing a SEPP may contribute a maximum of $30,000 a year to an IRA for each employee. This maximum is subject to a number of limitations.

                                   APPENDIX A
================================================================================

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. -- Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION -- AAA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC. Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C. The rating C is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

                                   APPENDIX B
================================================================================

REDUCED SALES CHARGES

CLASS A SHARES -- Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Funds alone or in combination with Class A shares of certain other Security Funds.

For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention (also referred to as a "Letter of Intent"), the term "Purchaser" includes the following persons: an individual, his or her spouse and children under the age 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION -- A Purchaser may combine all previous purchases with his or her contemplated current purchases of Class A Shares of a Fund, for the purpose of determining the sales charge applicable to the current purchase. For example, an investor who already owns Class A shares of a Fund either worth $30,000 at the applicable current offering price or purchased for $30,000 and who invests an additional $25,000, is entitled to a reduced front-end sales charge of 4.75% on the latter purchase. The Underwriter must be notified when a sale takes place which would qualify for the reduced charge on the basis of previous purchases subject to confirmation of the investor's holding through the Fund's records. Rights of accumulation apply also to purchases representing a combination of the Class A shares of the Funds, Security Income Fund or Security Municipal Bond Fund in those states where shares of the Fund being purchased are qualified for sale.

STATEMENT OF INTENTION -- A Purchaser may sign a Statement of Intention, which may be signed within 90 days after the first purchase to be included thereunder, in the form provided by the Underwriter covering purchases of Class A shares of the Funds, Security Income Fund or Security Municipal Bond Fund to be made within a period of 13 months (or a 36-month period for purchases of $1 million or more) and thereby become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Five percent of the amount specified in the Statement of Intention will be held in escrow shares until the Statement is completed or terminated. The shares so held may be redeemed by the Funds if the investor is required to pay additional sales charges which may be due if the amount of purchases made by the Purchaser during the period the Statement is effective is less than the total specified in the Statement of Intention.

A Statement of Intention may be revised during the 13-month period (or a 36-month period for purchases of $1 million or more). Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. The Statement is not a binding obligation upon the investor to purchase or any Fund to sell the full indicated amount. A Statement of Intention form may be obtained from the Funds. An investor considering signing such an agreement should read the Statement of Intention carefully.

REINSTATEMENT PRIVILEGE -- Stockholders who redeem their Class A shares of the Funds have a one-time privilege (1) to reinstate their accounts by purchasing shares without a sales charge up to the dollar amount of the redemption proceeds, or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Funds, Security Income Fund and Security Municipal Bond Fund, without a sales charge up to the dollar amount of the redemption proceeds. Written notice and a check in the amount of the reinvestment from eligible stockholders wishing to exercise this reinstatement privilege must be received by a fund within 30 days after the redemption request was received (or such longer period as may be permitted by rules and regulations promulgated under the Investment Company Act of 1940). The reinstatement or exchange will be made at the net asset value next determined after the reinvestment is received by the Fund. Stockholders making use of the reinstatement privilege should note that any gains realized upon the redemption will be taxable while any losses may be deferred under the "wash sale" provision of the Internal Revenue Code.

                         SECURITY GROWTH AND INCOME FUND

                            PART C. OTHER INFORMATION


ITEM 23.  EXHIBITS

(a)  Articles of Incorporation
(b)  Bylaws(5)
(c)  Specimen copy of share certificates for Fund's shares of capital stock(1)
(d)  Investment Management and Services Agreement(6)
(e)  (1)  Distribution Agreement(3)
     (2)  Class B Distribution Agreement(3)
     (3)  Class C Distribution Agreement(3)
     (4)  Class S Distribution Agreement
     (5)  Underwriter-Dealer Agreement(7)
(f)  Not applicable
(g)  Custodian Agreement - UMB Bank(7)
(h)  Not applicable
(i)  Legal Opinion
(j)  Not applicable
(k)  Not applicable
(l)  Not applicable
(m)  (1)  Class B Distribution Plan(3)
     (2)  Class C Distribution Plan(3)
     (3)  Class S Distribution Plan
     (4)  Brokerage Enhancement Plan
(n)  Multiple Class Plan(2)
(o)  RESERVED
(p)  Code of Ethics(7)
(q)  Power of Attorneys


(1)  Incorporated   herein  by  reference  from  the  Exhibits  filed  with  the
     Registrant's Post-Effective Amendment No. 84 to Registration Statement No. 2-12187 (December 1, 1995).

(2) Incorporated herein by reference to the Exhibits filed with Security Income Fund's Post-Effective Amendment No. 64 to Registration Statement No. 2-38414 (filed November 29, 1999).

(3)  Incorporated   herein  by  reference  from  the  Exhibits  filed  with  the
     Registrant's Post-Effective Amendment No. 87 to Registration Statement No. 2-12187 (filed January 28, 1999).

(5)  Incorporated   herein  by  reference  from  the  Exhibits  filed  with  the
     Registrant's Post-Effective Amendment No. 88 to Registration Statement No. 2-12187 (filed November 29, 1999).

(6)  Incorporated   herein  by  reference  from  the  Exhibits  filed  with  the
     Registrant's Post-Effective Amendment No. 89 to Registration Statement No. 2-12187 (filed January 31, 2000).

(7) Incorporated herein by reference from the Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 90 to Registration Statement 2-19458 (filed November 17, 2000).

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH FUND

Security Benefit Life Insurance Company might be deemed to control, directly or indirectly the open-end management investment companies listed below. The appropriate percentage of ownership for each company is as follows:

                    Security Ultra Fund                42.0%
                    Security Growth and Income Fund    40.0%
                    SBL Fund                            100%

ITEM 25.  INDEMNIFICATION

A policy of insurance covering Security Management Company, LLC, its subsidiaries, including Security Distributors, Inc., and all of the registered investment companies advised by Security Management Company, LLC insures the Registrant's directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Item Thirty of Registrant's Bylaws, dated February 3, 1995, provides, in relevant part as follows:

"Each person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another corporation (including the heirs, executors, administrators and estate of such person) shall be indemnified by the Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and is hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his/her capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under the Articles of
Incorporation, under any other bylaw or under any agreement, vote of stockholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

No person shall be liable to the Corporation for any loss, damage, liability or expense suffered by it on account of any action taken or omitted to be taken by him/her as a Director or officer of the Corporation or of any other corporation which he/she serves as a Director or officer at the request of the Corporation, if such person (a) exercised the same degree of care and skill as a prudent man would have exercised under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the Corporation, or of such other corporation, which he/she had no reasonable grounds to disbelieve.

In the event any provision of this section 30 shall be in violation of the Investment Company Act of 1940, as amended, or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations."

On February 11, 1988, the shareholders approved the Board of Directors' recommendation that the Articles of Incorporation be amended by adopting the following Article Eleventh:

"A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

A. for any breach of his or her duty of loyalty to the corporation or to its stockholders;

B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

C. for an unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or

D. for any transaction from which the director derived an improper personal benefit."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER

Security Management Company, LLC also acts as investment manager to SBL Fund, Security Cash Fund, Diversified Income and High Yield Series of Security Income Fund, Security Equity Fund, Security Municipal Bond Fund, and Security Ultra Fund.

NAME, BUSINESS* AND OTHER CONNECTIONS OF THE EXECUTIVE OFFICERS AND DIRECTORS OF REGISTRANT'S ADVISER

JAMES R. SCHMANK
----------------
PRESIDENT AND MANAGING MEMBER REPRESENTATIVE--Security Management Company, LLC SENIOR VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
   Group, Inc.
PRESIDENT AND  DIRECTOR--Security  Growth and Income Fund;  Security  Cash Fund;
   Security Municipal Bond Fund; Security Ultra Fund; Security Equity Fund; Security Income Fund; SBL Fund
DIRECTOR--Security Distributors, Inc.
VICE PRESIDENT AND TREASURER--First  Security Benefit Life Insurance and Annuity
   Company of New York
TREASURER--First Advantage Insurance Agency, Inc.
DIRECTOR--Stormont-Vail Foundation, 1500 SW 10th, Topeka, Kansas 66604
PRESIDENT AND DIRECTOR--Auburn-Washburn Public Schools Foundation, 5928 SW 53rd,
   Topeka, Kansas 66610
TRUSTEE--Eugene P. Mitchell Charitable Remainder Unit Trust (Family Trust)
DIRECTOR--Business  Improvement District,  906 S. Kansas Avenue,  Topeka, Kansas
   66612

JOHN D. CLELAND
---------------
SENIOR VICE PRESIDENT AND MANAGING  MEMBER  REPRESENTATIVE--Security  Management
   Company, LLC
CHAIRMAN OF THE BOARD AND  DIRECTOR--Security  Cash Fund;  Security Income Fund;
   Security Municipal Bond Fund; SBL Fund; Security Growth and Income Fund; Security Equity Fund; Security Ultra Fund
SENIOR VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
   Group, Inc.
VICE PRESIDENT AND DIRECTOR--Security Distributors, Inc.
TRUSTEE AND TREASURER--Mount  Hope Cemetery  Corporation,  4700 SW 17th, Topeka,
   Kansas
TRUSTEE AND INVESTMENT COMMITTEE CHAIRMAN--Topeka Community Foundation,  1315 SW
   Arrowhead Road, Topeka, Kansas 66604
CHAIRMAN, POOLED MONEY INVESTMENT BOARD--State of Kansas, Topeka, Kansas EXECUTIVE BOARD MEMBER--Jayhawk Area Council of the Boy Scouts of America, 1020
   SE Monroe, Topeka, Kansas
CHAIRMAN OF THE  ENDOWMENT  TRUSTEES--Jayhawk  Area Council of the Boy Scouts of
   America, 1020 SE Monroe, Topeka, Kansas

DONALD J. SCHEPKER
------------------
SENIOR VICE PRESIDENT--Security Management Company, LLC
SENIOR VICE PRESIDENT,  CHIEF FINANCIAL OFFICER AND TREASURER--Security  Benefit
   Life Insurance Company; Security Benefit Group, Inc.
TREASURER--Security Financial Resources, Inc.
VICE PRESIDENT--Security Benefit Academy; First Security Benefit Life Insurance and Annuity Company of New York; Security Financial Resources Collective Investments, LLC

MARK E. YOUNG
-------------
VICE PRESIDENT--Security Management Company, LLC
SECOND VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
   Group, Inc.
DIRECTOR--Security Distributors, Inc.
TRUSTEE--Topeka Zoological Foundation, Topeka, Kansas

TERRY A. MILBERGER
------------------
SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER--Security Management Company,
   LLC
SENIOR VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
   Group, Inc.
VICE PRESIDENT--Security Equity Fund; SBL Fund
BOARD MEMBER--Topeka Parks and Recreation  Foundation,  City Hall, 215 East 7th,
   Room 259, Topeka, Kansas 66603

JANE A. TEDDER
--------------
VICE PRESIDENT AND SENIOR ECONOMIST--Security Management Company, LLC
VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit Group,
   Inc.
BOARD  MEMBER--Endowment  Trust  Council  Plymouth  Congregational  Church,  925
   Vermont, Lawrence, Kansas 66044
MEMBER--Shawnee  County Council of American Red Cross,  1325 SW Arrowhead  Road,
   Topeka, Kansas 66604

AMY J. LEE
----------
VICE PRESIDENT,  ASSOCIATE  GENERAL  COUNSEL AND  ASSISTANT  SECRETARY--Security
   Benefit Life Insurance Company; Security Benefit Group, Inc. SECRETARY--Security Management Company, LLC; Security Distributors, Inc.;
   Security Cash Fund; Security Equity Fund; Security Municipal Bond Fund; Security Ultra Fund; SBL Fund; Security Growth and Income Fund; Security Income Fund; Security Financial Resources Collective Investments, LLC; First Advantage Insurance Agency, Inc.
DIRECTOR--Midland Hospice Care, Inc., 200 SW Frazier Court, Topeka, Kansas 66606

BRENDA M. HARWOOD
-----------------
ASSISTANT VICE PRESIDENT AND TREASURER--Security Management Company, LLC TREASURER--Security Equity Fund; Security Ultra Fund; Security Growth and Income
   Fund; Security Income Fund; Security Cash Fund; SBL Fund; Security Municipal Bond Fund; Security Distributors, Inc.
ASSISTANT VICE  PRESIDENT--Security  Benefit Life  Insurance  Company;  Security
   Benefit Group, Inc.
TREASURER AND DIRECTOR--Security Distributors, Inc.

STEVEN M. BOWSER
----------------
VICE PRESIDENT AND PORTFOLIO MANAGER--Security Management Company, LLC
VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit Group,
   Inc., Security Income Fund; SBL Fund

THOMAS A. SWANK
---------------
SENIOR VICE PRESIDENT AND DIRECTOR OF FIXED INCOME--Security Management Company,
   LLC
SENIOR VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
   Group, Inc.
VICE PRESIDENT--SBL Fund; Security Income Fund
PRESIDENT--St.  John's School  Endowment  Committee,  1229  Kentucky,  Lawrence,
   Kansas 66044

RALPH HEIST
-----------
VICE PRESIDENT--Security Management Company, LLC
SECOND VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
   Group, Inc.
VICE PRESIDENT--Kemper Service Company, 811 Main, Kansas City, Missouri 64105 VICE PRESIDENT--Scudder Kemper Investments, 811 Main, Kansas City, Missouri
   64105

CINDY L. SHIELDS
----------------
SECOND VICE PRESIDENT AND PORTFOLIO MANAGER--Security Management Company, LLC SECOND VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit
   Group, Inc.
VICE PRESIDENT--SBL Fund; Security Equity Fund
DIRECTOR--ERC Resource and Referral, 1710 SW 10th, Topeka, Kansas

JAMES P. SCHIER
---------------
VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER--Security Management Company, LLC VICE PRESIDENT--Security Benefit Life Insurance Company; Security Benefit Group,
   Inc.; SBL Fund; Security Equity Fund; Security Ultra Fund

CHRISTOPHER D. SWICKARD
-----------------------
ASSISTANT  SECRETARY--Security  Management  Company,  LLC;  Security  Cash Fund;
   Security Equity Fund; Security Municipal Bond Fund; Security Ultra Fund; SBL Fund; Security Growth and Income Fund; Security Income Fund
ASSISTANT VICE PRESIDENT AND ASSISTANT  COUNSEL--Security Benefit Life Insurance
   Company; Security Benefit Group, Inc.
DIRECTOR AND SECRETARY--Security Benefit Academy, Inc.

*Located at 700 Harrison, Topeka, Kansas 66636-0001

ITEM 27.  PRINCIPAL UNDERWRITERS

(a)  Security Equity Fund
     Security Ultra Fund
     Security Income Fund
     Security Municipal Bond Fund
     SBL Fund
     Variflex Separate Account (Variflex)
     Variflex Separate Account (Variflex ES)
     Varilife Variable Annuity Account
     Parkstone Variable Annuity Account
     Security Varilife Separate Account
     Variable Annuity Account VIII (Variflex LS)
     Variable Annuity Account VIII (Variflex Signature)
     Variable Annuity Account X
     Variable Annuity Account XI
     SBL Variable Annuity Account XIV

(b)         (1)                    (2)                            (3)
     NAME AND PRINCIPAL    POSITION AND OFFICES           POSITION AND OFFICES
     BUSINESS ADDRESS*       WITH UNDERWRITER                WITH REGISTRANT

     Gregory J. Garvin     President and Director         None
     John D. Cleland       Vice President and Director    Chairman of the Board
                                                            and Director
     James R. Schmank      Director                       President and Director
     Mark E. Young         Director                       None
     Amy J. Lee            Secretary                      Secretary
     Brenda M. Harwood     Treasurer and Director         Treasurer

     *700 Harrison, Topeka, Kansas 66636-0001

(c)  Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by Security Management Company, LLC, 700 Harrison, Topeka, Kansas 66636-0001. Records relating to the duties of the Registrant's custodian are maintained by UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri 64106.

ITEM 29.  MANAGEMENT SERVICES

Not applicable.

ITEM 30.      UNDERTAKINGS

Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Topeka, and State of Kansas on the 14th day of November, 2000.


John D. Cleland                            SECURITY GROWTH AND INCOME FUND
Chairman of the                            (The Fund)
Board and Director
                                       By:
James R. Schmank                           -------------------------------------
President and Director                     James R. Schmank, President and as
                                           Attorney-In-Fact for the Officers and
Donald A. Chubb, Jr.                       Directors Whose Names Appear Opposite
Director

Penny A. Lumpkin                           -------------------------------------
Director                                   Brenda M. Harwood, Treasurer
                                           (Principal Financial Officer)
Mark L. Morris, Jr.
Director

Maynard Oliverius
Director